BANKING FUND

BASIC MATERIALS FUND

BIOTECHNOLOGY FUND

CONSUMER PRODUCTS FUND

ELECTRONICS FUND

ENERGY FUND

SEPTEMBER 30, 2008

RYDEX SERIES FUNDS SECTOR FUNDS SEMI-ANNUAL REPORT

ENERGY SERVICES FUND

FINANCIAL SERVICES FUND

HEALTH CARE FUND

INTERNET FUND

LEISURE FUND

PRECIOUS METALS FUND

RETAILING FUND

TECHNOLOGY FUND

TELECOMMUNICATIONS FUND

TRANSPORTATION FUND

UTILITIES FUND

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TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2

ABOUT SHAREHOLDERS’ FUND EXPENSES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3

FUND PROFILES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

8

SCHEDULES OF INVESTMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

17

STATEMENTS OF ASSETS AND LIABILITIES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

38

STATEMENTS OF OPERATIONS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

42

STATEMENTS OF CHANGES IN NET ASSETS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

46

FINANCIAL HIGHLIGHTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

52

NOTES TO FINANCIAL STATEMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

63

OTHER INFORMATION

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

72

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

73

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:

Most economic and market surveys tend to focus on more recent events because those that occurred earlier seem distant and less important. That dynamic was never so evident as in the April-to-September period, when events of just the previous three weeks completely overwhelmed everything that came before. In an incredibly short period of time, the entire global financial system seized up as the lubricant of any economy—bank lending—came to a complete halt. The resulting crash in global stock markets that began in September continued well into October.

In less than a month, the shape of the entire financial system was changed forever. The Wall Street model of large,

aggressive, risk-taking investment banks was completely swept aside, as financial titans such as Merrill Lynch,

Morgan Stanley, Goldman Sachs and Lehman Brothers collapsed, merged with, or were reborn as commercial banks. It’s clear now that the decision by the U.S. Government to let Lehman Brothers fail was the catalytic event,

as the dramatic failure of an institution that weathered the Great Depression and two world wars, laid bare the failings of the traditional investment banking model. Financial dominos tumbled as a wave of commercial bank failures—the most since the savings and loan crisis of the 1990s—unfolded in the third quarter, culminating with the collapse of Washington Mutual, the largest bank failure in U.S. history.

The other huge and profound shift was the nationalization of the global financial system. Several events point to a nearly total takeover of the global financial system: the takeover of Fannie Mae and Freddie Mac, AIG and

Washington Mutual; the seizure of IndyMac; the forced merger of Wachovia; and the massive capital infusion and government guarantee of nearly every financial instrument available (both here and in Europe).

In this history-making period, government at all levels moved with unprecedented speed, scope and coordination to save the financial system, and with it, the global economy. In the United States, this culminated with the

U.S. Treasury’s $700 billion bail-out plan that will essentially buy up all the bad mortgage assets clogging the financial system.

Rejection of that plan by the House of Representatives in late September sent the markets into a tailspin, with the Dow suffering its largest point drop in history, while sending the index to three-year lows. Over the past six months, the Dow Jones IndustrialSM Average and the S&P 500® Index each lost more than 10% of their value,

with virtually all of those declines coming in the last two weeks of September. T-Bill yields fell to near zero and interest rates on longer-dated Treasuries fell to decade lows in the market’s massive flight to safety.

It’s not all doom and gloom, however. This volatile market environment has burst the commodity bubble and has resulted in a huge slowdown in global inflation. This helps the emerging markets whose economies have been pummeled by the rise in food and energy costs. Slowing inflation has also ushered in a period of unprecedented dollar strength, which gives the Federal Reserve additional room to ease. Interest rates could hardly be lower and stocks are cheaper than they have been in some time. With the massive amounts of liquidity pumped into the system, stocks could rally sharply in the months ahead.

Having gone through multiple false bottoms so far this year, the question that still remains is: Can any rally be sustained? The answer to that question is fairly straightforward. First, the allocation of credit in bond and money markets needs to resume. Simply put: A stock market recovery is not possible without it. As I write this, there is definite improvement on that front, but it remains slow and sporadic. Also, the process of de-leveraging (that is,

selling assets accumulated during boom times) will be with us for a while. All of this is occurring during a period where global economic growth is downshifting rapidly. While this does not preclude any stock market rallies, it may make them temporary. Astute stock selection, the use of rotational strategies, exposure to currency movements,

the implementation of long/short strategies and a focus on quality—above all else—are the keys to investment success in difficult and uncharted terrain.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with Rydex Investments.

Sincerely,

David C. Reilly, CFA

Director of Portfolio Strategy

2

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions;

redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2008 and ending September 30, 2008.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an

$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and

Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5%

return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypotheti-

cal examples that appear in shareholder reports of other funds.

Certain retirement plans such as IRA, SEP, Roth IRA and 403(b) accounts are charged an annual $15 maintenance fee. Upon liquidating a retirement account, a $15 account-closing fee will be taken from the proceeds of the redemption.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

March 31, 2008

September 30, 2008

Period*

Table 1. Based on actual fund return

Banking Fund

Investor Class

1.38%

$1,000.00

$

863.80

$

6.45

Advisor Class

1.87%

1,000.00

862.80

8.73

A-Class

1.60%

1,000.00

862.90

7.47

C-Class

2.39%

1,000.00

859.00

11.14

Basic Materials Fund

Investor Class

1.37%

1,000.00

754.60

6.03

Advisor Class

1.87%

1,000.00

752.60

8.22

A-Class

1.62%

1,000.00

753.50

7.14

C-Class

2.37%

1,000.00

750.10

10.40

Biotechnology Fund

Investor Class

1.38%

1,000.00

1,086.00

7.22

Advisor Class

1.88%

1,000.00

1,082.40

9.81

A-Class

1.63%

1,000.00

1,084.20

8.52

C-Class

2.38%

1,000.00

1,080.90

12.42

Consumer Products Fund

Investor Class

1.37%

1,000.00

953.00

6.71

Advisor Class

1.88%

1,000.00

950.50

9.19

A-Class

1.63%

1,000.00

951.80

7.98

C-Class

2.37%

1,000.00

948.50

11.58

Electronics Fund

Investor Class

1.35%

1,000.00

850.90

6.26

Advisor Class

1.90%

1,000.00

848.30

8.80

A-Class

1.61%

1,000.00

848.70

7.46

C-Class

2.46%

1,000.00

847.50

11.39

Energy Fund

Investor Class

1.37%

1,000.00

843.20

6.31

Advisor Class

1.87%

1,000.00

840.80

8.62

A-Class

1.62%

1,000.00

842.20

7.48

C-Class

2.37%

1,000.00

838.80

10.92

Energy Services Fund

Investor Class

1.37%

1,000.00

834.40

6.30

Advisor Class

1.87%

1,000.00

832.30

8.59

A-Class

1.62%

1,000.00

833.50

7.45

C-Class

2.37%

1,000.00

830.10

10.86

Financial Services Fund

Investor Class

1.37%

1,000.00

865.40

6.41

Advisor Class

1.88%

1,000.00

863.00

8.78

A-Class

1.62%

1,000.00

864.10

7.57

C-Class

2.37%

1,000.00

861.20

11.06

Health Care Fund

Investor Class

1.34%

1,000.00

991.60

6.69

Advisor Class

1.96%

1,000.00

988.90

9.77

A-Class

1.64%

1,000.00

989.80

8.18

C-Class

2.40%

1,000.00

986.40

11.95

4

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

March 31, 2008

September 30, 2008

Period*

Internet Fund

Investor Class

1.37%

$1,000.00

$

845.40

$

6.34

Advisor Class

1.87%

1,000.00

843.30

8.64

A-Class

1.62%

1,000.00

844.20

7.49

C-Class

2.37%

1,000.00

841.20

10.94

Leisure Fund

Investor Class

1.37%

1,000.00

805.20

6.20

Advisor Class

1.87%

1,000.00

803.40

8.45

A-Class

1.62%

1,000.00

804.30

7.33

C-Class

2.37%

1,000.00

801.10

10.70

Precious Metals Fund

Investor Class

1.27%

1,000.00

670.90

5.32

Advisor Class

1.77%

1,000.00

669.20

7.41

A-Class

1.52%

1,000.00

670.10

6.36

C-Class

2.27%

1,000.00

667.30

9.49

Retailing Fund

Investor Class

1.37%

1,000.00

923.70

6.61

Advisor Class

1.88%

1,000.00

919.80

9.05

A-Class

1.63%

1,000.00

923.10

7.86

C-Class

2.38%

1,000.00

919.10

11.45

Technology Fund

Investor Class

1.37%

1,000.00

876.00

6.44

Advisor Class

1.88%

1,000.00

874.00

8.83

A-Class

1.63%

1,000.00

875.40

7.66

C-Class

2.36%

1,000.00

871.40

11.07

Telecommunications Fund

Investor Class

1.34%

1,000.00

821.00

6.12

Advisor Class

1.96%

1,000.00

819.20

8.94

A-Class

1.64%

1,000.00

820.00

7.48

C-Class

2.38%

1,000.00

816.50

10.84

Transportation Fund

Investor Class

1.37%

1,000.00

929.40

6.63

Advisor Class

1.87%

1,000.00

927.10

9.03

A-Class

1.62%

1,000.00

927.80

7.83

C-Class

2.37%

1,000.00

924.90

11.44

Utilities Fund

Investor Class

1.37%

1,000.00

884.90

6.47

Advisor Class

1.87%

1,000.00

882.50

8.82

A-Class

1.62%

1,000.00

883.60

7.65

C-Class

2.37%

1,000.00

880.40

11.17

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

March 31, 2008

September 30, 2008

Period*

Table 2. Based on hypothetical 5% return (before expenses)

Banking Fund

Investor Class

1.38%

$1,000.00

$1,018.15

$

6.98

Advisor Class

1.87%

1,000.00

1,015.69

9.45

A-Class

1.60%

1,000.00

1,017.05

8.09

C-Class

2.39%

1,000.00

1,013.09

12.06

Basic Materials Fund

Investor Class

1.37%

1,000.00

1,018.20

6.93

Advisor Class

1.87%

1,000.00

1,015.69

9.45

A-Class

1.62%

1,000.00

1,016.95

8.19

C-Class

2.37%

1,000.00

1,013.19

11.96

Biotechnology Fund

Investor Class

1.38%

1,000.00

1,018.15

6.98

Advisor Class

1.88%

1,000.00

1,015.64

9.50

A-Class

1.63%

1,000.00

1,016.90

8.24

C-Class

2.38%

1,000.00

1,013.14

12.01

Consumer Products Fund

Investor Class

1.37%

1,000.00

1,018.20

6.93

Advisor Class

1.88%

1,000.00

1,015.64

9.50

A-Class

1.63%

1,000.00

1,016.90

8.24

C-Class

2.37%

1,000.00

1,013.19

11.96

Electronics Fund

Investor Class

1.35%

1,000.00

1,018.30

6.83

Advisor Class

1.90%

1,000.00

1,015.54

9.60

A-Class

1.61%

1,000.00

1,017.00

8.14

C-Class

2.46%

1,000.00

1,012.73

12.41

Energy Fund

Investor Class

1.37%

1,000.00

1,018.20

6.93

Advisor Class

1.87%

1,000.00

1,015.69

9.45

A-Class

1.62%

1,000.00

1,016.95

8.19

C-Class

2.37%

1,000.00

1,013.19

11.96

Energy Services Fund

Investor Class

1.37%

1,000.00

1,018.20

6.93

Advisor Class

1.87%

1,000.00

1,015.69

9.45

A-Class

1.62%

1,000.00

1,016.95

8.19

C-Class

2.37%

1,000.00

1,013.19

11.96

Financial Services Fund

Investor Class

1.37%

1,000.00

1,018.20

6.93

Advisor Class

1.88%

1,000.00

1,015.64

9.50

A-Class

1.62%

1,000.00

1,016.95

8.19

C-Class

2.37%

1,000.00

1,013.19

11.96

Health Care Fund

Investor Class

1.34%

1,000.00

1,018.35

6.78

Advisor Class

1.96%

1,000.00

1,015.24

9.90

A-Class

1.64%

1,000.00

1,016.85

8.29

C-Class

2.40%

1,000.00

1,013.04

12.11

6

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

March 31, 2008

September 30, 2008

Period*

Internet Fund

Investor Class

1.37%

$1,000.00

$1,018.20

$

6.93

Advisor Class

1.87%

1,000.00

1,015.69

9.45

A-Class

1.62%

1,000.00

1,016.95

8.19

C-Class

2.37%

1,000.00

1,013.19

11.96

Leisure Fund

Investor Class

1.37%

1,000.00

1,018.20

6.93

Advisor Class

1.87%

1,000.00

1,015.69

9.45

A-Class

1.62%

1,000.00

1,016.95

8.19

C-Class

2.37%

1,000.00

1,013.19

11.96

Precious Metals Fund

Investor Class

1.27%

1,000.00

1,018.70

6.43

Advisor Class

1.77%

1,000.00

1,016.19

8.95

A-Class

1.52%

1,000.00

1,017.45

7.69

C-Class

2.27%

1,000.00

1,013.69

11.46

Retailing Fund

Investor Class

1.37%

1,000.00

1,018.20

6.93

Advisor Class

1.88%

1,000.00

1,015.64

9.50

A-Class

1.63%

1,000.00

1,016.90

8.24

C-Class

2.38%

1,000.00

1,013.14

12.01

Technology Fund

Investor Class

1.37%

1,000.00

1,018.20

6.93

Advisor Class

1.88%

1,000.00

1,015.64

9.50

A-Class

1.63%

1,000.00

1,016.90

8.24

C-Class

2.36%

1,000.00

1,013.24

11.91

Telecommunications Fund

Investor Class

1.34%

1,000.00

1,018.35

6.78

Advisor Class

1.96%

1,000.00

1,015.24

9.90

A-Class

1.64%

1,000.00

1,016.85

8.29

C-Class

2.38%

1,000.00

1,013.14

12.01

Transportation Fund

Investor Class

1.37%

1,000.00

1,018.20

6.93

Advisor Class

1.87%

1,000.00

1,015.69

9.45

A-Class

1.62%

1,000.00

1,016.95

8.19

C-Class

2.37%

1,000.00

1,013.19

11.96

Utilities Fund

Investor Class

1.37%

1,000.00

1,018.20

6.93

Advisor Class

1.87%

1,000.00

1,015.69

9.45

A-Class

1.62%

1,000.00

1,016.95

8.19

C-Class

2.37%

1,000.00

1,013.19

11.96

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

†

Annualized

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

7

FUND PROFILES (Unaudited)

BANKING FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Capital

Investor Class

April 1, 1998

Diversified

Markets

Advisor Class

April 1, 1998

Financial

7%

A-Class

September 1, 2004

Services

C-Class

March 30, 2001

10%

Ten Largest Holdings

(% of Total Net Assets)

Wells Fargo & Co.

5.7%

Thrifts &

Bank of America Corp.

4.9%

Mortgage

Commercial

U.S. Bancorp

4.8%

Finance

Banks

JPMorgan Chase & Co.

4.8%

11%

72%

HSBC Holdings PLC — SP ADR

4.4%

Credit Suisse Group AG — SP ADR

4.2%

Barclays PLC — SP ADR

3.5%

UBS AG — SP ADR

3.1%

PNC Financial Services Group, Inc.

2.9%

BB&T Corp.

2.8%

Top Ten Total

41.1%

Banking Fund

“Ten Largest Holdings” exclude any

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash or derivative investments.

temporary cash investments.

BASIC MATERIALS FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies engaged in the mining, manufacture or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Construction

Investor Class

April 1, 1998

Paper & Forest

Products

Materials 4%

Advisor Class

April 14, 1998

A-Class

September 1, 2004

6%

C-Class

May 3, 2001

Containers

& Packaging

Ten Largest Holdings

8%

(% of Total Net Assets)

Metals

BHP Billiton Ltd. — SP ADR

3.9%

& Mining

Monsanto Co.

3.4%

43%

ArcelorMittal

3.2%

Chemicals

Rio Tinto PLC — SP ADR

3.1%

39%

Companhia Vale do Rio Doce —

SP ADR

3.0%

E.I. du Pont de Nemours and Co.

2.8%

Dow Chemical Co.

2.6%

Potash Corporation of Saskatchewan

2.5%

Basic Materials Fund

Barrick Gold Corp.

2.4%

Praxair, Inc.

2.0%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

Top Ten Total

28.9%

temporary cash investments.

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

8

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

BIOTECHNOLOGY FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or biological engineering and in the design, manufacture or sale of related biotechnology products or services.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

April 1, 1998

Advisor Class

April 1, 1998

A-Class

September 1, 2004

C-Class

March 30, 2001

Ten Largest Holdings

Biotechnology

(% of Total Net Assets)

100%

Genentech, Inc.

12.4%

Amgen, Inc.

10.4%

Gilead Sciences, Inc.

7.2%

Celgene Corp.

6.1%

Genzyme Corp.

5.8%

Biogen Idec, Inc.

4.2%

ImClone Systems, Inc.

3.4%

Biotechnology Fund

Cephalon, Inc.

2.9%

Vertex Pharmaceuticals, Inc.

2.7%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

Myriad Genetics, Inc.

2.2%

temporary cash investments.

Top Ten Total

57.3%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

CONSUMER PRODUCTS FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

July 6, 1998

Other

Advisor Class

August 17, 1998

10%

A-Class

September 1, 2004

C-Class

July 24, 2001

Tobacco

14%

Food Products

Ten Largest Holdings

33%

(% of Total Net Assets)

Household

Procter & Gamble Co.

7.7%

Products

Coca-Cola Co.

5.8%

18%

PepsiCo, Inc.

5.6%

Beverages

Philip Morris International, Inc.

5.0%

25%

Kraft Foods, Inc. — Class A

3.7%

Unilever NV

3.5%

Anheuser-Busch Companies, Inc.

3.4%

Consumer Products Fund

Colgate-Palmolive Co.

3.3%

Diageo PLC — SP ADR

3.2%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

Altria Group, Inc.

3.2%

temporary cash investments.

Top Ten Total

44.4%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

9

FUND PROFILES (Unaudited) (continued)

ELECTRONICS FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

April 1, 1998

Other 1%

Advisor Class

April 2, 1998

A-Class

September 1, 2004

C-Class

March 26, 2001

Ten Largest Holdings

Semiconductor

(% of Total Net Assets)

Equipment

22%

Intel Corp.

10.1%

Taiwan Semiconductor Manufacturing

Company Ltd. — SP ADR

7.0%

Semiconductors

Texas Instruments, Inc.

4.9%

77%

Applied Materials, Inc.

4.3%

STMicroelectronics NV — SP ADR

3.1%

Xilinx, Inc.

2.7%

Analog Devices, Inc.

2.7%

Linear Technology Corp.

2.7%

Electronics Fund

Altera Corp.

2.6%

ASML Holding NV

2.5%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

Top Ten Total

42.6%

temporary cash investments.

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

ENERGY FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies involved in the energy field, including the exploration,

production and development of oil, gas, coal and alternative sources of energy.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

April 21, 1998

Advisor Class

May 5, 1998

Oil & Gas

Other

A-Class

September 1, 2004

Drilling

12%

C-Class

April 19, 2001

9%

Integrated

Oil & Gas

Ten Largest Holdings

34%

(% of Total Net Assets)

Oil & Gas

Equipment &

Exxon Mobil Corp.

7.2%

Services

Chevron Corp.

4.6%

17%

Oil & Gas

BP PLC — SP ADR

4.1%

Exploration &

ConocoPhillips

3.6%

Production

28%

Royal Dutch Shell PLC — SP ADR

3.3%

Petroleo Brasiliero SA

3.3%

Schlumberger Ltd.

3.1%

Energy Fund

Occidental Petroleum Corp.

2.7%

Devon Energy Corp.

2.2%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

Apache Corp.

2.1%

temporary cash investments.

Top Ten Total

36.2%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

10

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

ENERGY SERVICES FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal and gas exploration and production.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

April 1, 1998

Advisor Class

April 2, 1998

A-Class

September 1, 2004

C-Class

March 30, 2001

Ten Largest Holdings

Energy Equipment

(% of Total Net Assets)

& Services

Schlumberger Ltd.

10.7%

100%

Transocean, Inc.

6.4%

Halliburton Co.

5.5%

Baker Hughes, Inc.

4.7%

National-Oilwell Varco, Inc.

4.6%

Tenaris SA — SP ADR

4.5%

Diamond Offshore Drilling, Inc.

4.3%

Energy Services Fund

Smith International, Inc.

4.3%

Weatherford International Ltd.

4.1%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

Noble Corp.

3.8%

temporary cash investments.

Top Ten Total

52.9%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

FINANCIAL SERVICES FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the financial services sector.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

April 2, 1998

Advisor Class

April 6, 1998

Other

A-Class

September 1, 2004

Diversified

7%

C-Class

April 19, 2001

Financial

Services

12%

Insurance

Ten Largest Holdings

27%

(% of Total Net Assets)

Capital

Bank of America Corp.

2.7%

Markets

HSBC Holdings PLC — SP ADR

2.6%

17%

Commercial

JPMorgan Chase & Co.

2.5%

Real Estate

Banks

Wells Fargo & Co.

2.4%

Investment

19%

Citigroup, Inc.

2.0%

Trusts

U.S. Bancorp

1.7%

18%

AXA — SP ADR

1.6%

Credit Suisse Group AG — SP ADR

1.5%

Financial Services Fund

Allianz SE — SP ADR

1.3%

Barclays PLC — SP ADR

1.2%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Top Ten Total

19.5%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

11

FUND PROFILES (Unaudited) (continued)

HEALTH CARE FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the health care industry.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

April 17, 1998

Advisor Class

May 11, 1998

Biotechnology

A-Class

September 1, 2004

16%

C-Class

March 30, 2001

Ten Largest Holdings

(% of Total Net Assets)

Health Care

Pharmaceuticals

Johnson & Johnson, Inc.

4.3%

Providers

40%

Novartis AG — SP ADR

3.4%

& Services

Pfizer, Inc.

3.4%

20%

GlaxoSmithKline PLC — SP ADR

3.1%

Health Care

Equipment

Genentech, Inc.

3.1%

& Supplies

Abbott Laboratories

2.9%

24%

Sanofi-Aventis — SP ADR

2.7%

Amgen, Inc.

2.6%

Health Care Fund

AstraZeneca PLC — SP ADR

2.4%

Merck & Company, Inc.

2.3%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

Top Ten Total

30.2%

temporary cash investments.

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

INTERNET FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that provide products or services designed for or related to the Internet.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

April 6, 2000

Advisor Class

April 6, 2000

Media

A-Class

September 1, 2004

7%

Other

C-Class

April 19, 2001

9%

Internet &

Catalog Retail

Ten Largest Holdings

9%

Communications

(% of Total Net Assets)

Equipment

Cisco Systems, Inc.

11.9%

32%

Google, Inc. — Class A

8.5%

Software

Qualcomm, Inc.

8.2%

16%

Internet

Time Warner, Inc.

6.5%

Software

Amazon.com, Inc.

5.6%

& Services

eBay, Inc.

5.3%

27%

Research In Motion Ltd.

4.9%

Yahoo!, Inc.

4.3%

Internet Fund

Symantec Corp.

4.1%

Intuit, Inc.

3.4%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

Top Ten Total

62.7%

temporary cash investments.

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

12

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

LEISURE FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies in the leisure and entertainment businesses.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Software

Investor Class

April 1, 1998

4%

Advisor Class

June 3, 1998

Leisure Equipment

A-Class

September 1, 2004

& Products

C-Class

May 3, 2001

9%

Ten Largest Holdings

(% of Total Net Assets)

McDonald’s Corp.

7.6%

Walt Disney Co.

6.8%

Media

27%

Time Warner, Inc.

5.8%

Hotels, Restaurants

Carnival Corp.

4.1%

& Leisure

News Corp. — Class A

3.8%

60%

Yum! Brands, Inc.

3.4%

Las Vegas Sands Corp.

3.1%

Viacom, Inc. — Class B

3.1%

Starbucks Corp.

3.0%

Leisure Fund

Electronic Arts, Inc.

2.7%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

Top Ten Total

43.4%

temporary cash investments.

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

PRECIOUS METALS FUND

OBJECTIVE:

To provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Diversified Metals

Investor Class

December 1, 1993

& Mining

Advisor Class

August 1, 2003

10%

A-Class

September 1, 2004

C-Class

April 27, 2001

Ten Largest Holdings

Precious Metals

(% of Total Net Assets)

& Minerals

Freeport-McMoRan Copper

20%

& Gold, Inc.

9.1%

Barrick Gold Corp.

8.4%

Newmont Mining Corp.

8.2%

Goldcorp, Inc.

7.0%

Gold

70%

Agnico-Eagle Mines Ltd.

6.5%

Kinross Gold Corp.

5.0%

Yamana Gold, Inc.

4.6%

Gold Fields Ltd. — SP ADR

4.5%

AngloGold Ashanti Ltd. — SP ADR

3.9%

Precious Metals Fund

Cia de Minas Buenaventura SA —

SP ADR

3.7%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

Top Ten Total

60.9%

temporary cash investments.

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

13

FUND PROFILES (Unaudited) (continued)

RETAILING FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies engaged in merchandising finished goods and services,

including department stores, restaurant franchises, mail-order operations and other companies involved in selling products to consumers.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Other

Investor Class

April 1, 1998

Internet &

4%

Advisor Class

April 21, 1998

Catalog Retail

A-Class

September 1, 2004

8%

C-Class

May 9, 2001

Ten Largest Holdings

Multiline

(% of Total Net Assets)

Retail

Wal-Mart Stores, Inc.

9.7%

17%

Specialty Retail

Home Depot, Inc.

4.3%

49%

CVS Caremark Corp.

4.0%

Food & Drug

Lowe’s Companies, Inc.

4.0%

Retailing

Target Corp.

3.9%

22%

Amazon.com, Inc.

3.4%

Walgreen Co.

3.3%

Costco Wholesale Corp.

3.1%

Staples, Inc.

2.5%

Retailing Fund

Kohl’s Corp.

2.4%

Top Ten Total

40.6%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

TECHNOLOGY FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

April 14, 1998

Internet Software

Other

& Services

3%

Advisor Class

April 29, 1998

A-Class

September 1, 2004

7%

C-Class

April 18, 2001

Electronic Equipment

& Instruments

7%

Ten Largest Holdings

Software

(% of Total Net Assets)

20%

Microsoft Corp.

4.2%

International Business Machines Corp.

3.3%

IT Consulting

Semiconductor

& Services

Cisco Systems, Inc.

3.2%

& Semiconductor

15%

Equipment

Hewlett-Packard Co.

3.0%

18%

Oracle Corp.

2.7%

Computers &

Intel Corp.

2.6%

Peripherals

Google, Inc. — Class A

2.3%

15%

Communications

Apple, Inc.

2.2%

Equipment

Qualcomm, Inc.

2.2%

15%

SAP AG — SP ADR

2.1%

Technology Fund

Top Ten Total

27.8%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

“Ten Largest Holdings” exclude any

temporary cash investments.

temporary cash or derivative investments.

14

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks capital appreciation by investing in companies engaged in the development, manufacture or sale of communications services or communications equipment.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Wireless

Investor Class

April 1, 1998

Telecommunication

Advisor Class

April 1, 1998

Services

A-Class

September 1, 2004

25%

C-Class

April 18, 2001

Ten Largest Holdings

Communications

(% of Total Net Assets)

Equipment

40%

AT&T, Inc.

8.5%

Cisco Systems, Inc.

8.3%

Vodafone Group PLC — SP ADR

6.6%

Diversified

Telecommunication

Verizon Communications, Inc.

6.4%

Services

Qualcomm, Inc.

5.7%

35%

Deutsche Telekom AG — SP ADR

5.4%

Nokia Oyj — SP ADR

4.9%

Telecommunications Fund

America Movil SAB de CV — SP ADR

4.9%

BCE, Inc.

3.5%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

Research In Motion Ltd.

3.4%

temporary cash investments.

Top Ten Total

57.6%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

TRANSPORTATION FUND

OBJECTIVE: Seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution or sale of transportation equipment.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Marine

Investor Class

April 2, 1998

6%

Advisor Class

June 9, 1998

A-Class

September 1, 2004

C-Class

May 14, 2001

Ten Largest Holdings

Airlines

(% of Total Net Assets)

15%

United Parcel Service, Inc. — Class B

8.8%

Road & Rail

Union Pacific Corp.

7.8%

53%

Burlington Northern Santa Fe Corp.

7.3%

Air Freight

Norfolk Southern Corp.

6.7%

& Couriers

26%

FedEx Corp.

6.5%

Canadian National Railway Co.

6.1%

CSX Corp.

4.8%

Southwest Airlines Co.

4.2%

CH Robinson Worldwide, Inc.

3.7%

Transportation Fund

Expeditors International of

Washington, Inc.

3.2%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

Top Ten Total

59.1%

temporary cash investments.

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

15

FUND PROFILES (Unaudited) (concluded)

UTILITIES FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that operate public utilities.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

April 3, 2000

Other

5%

Advisor Class

April 3, 2000

A-Class

September 1, 2004

C-Class

April 27, 2001

Gas

Utilities

Ten Largest Holdings

11%

(% of Total Net Assets)

Multi-Utilities

Exelon Corp.

3.9%

42%

Southern Co.

3.9%

Dominion Resources, Inc.

3.4%

Duke Energy Corp.

3.3%

Electric Utilities

FirstEnergy Corp.

3.0%

42%

FPL Group, Inc.

2.8%

American Electric Power Company, Inc.

2.6%

Entergy Corp.

2.6%

Consolidated Edison, Inc.

2.6%

Utilities Fund

PG&E Corp.

2.6%

Top Ten Total

30.7%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

16

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

BANKING FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.2%

Hancock Holding Co.

3,500

$

178,500

Webster Financial Corp.

7,038

177,710

Wells Fargo & Co.

36,716

$

1,377,951

PrivateBancorp, Inc.

4,260

177,472

Bank of America Corp.

33,651

1,177,785

First Niagara Financial Group, Inc.

11,240

177,030

U.S. Bancorp

32,498

1,170,578

Astoria Financial Corp.

8,514

176,495

JPMorgan Chase & Co.

25,046

1,169,648

FNB Corp.

10,870

173,703

HSBC Holdings PLC — SP ADR

13,055

1,055,236

NewAlliance Bancshares, Inc.

11,548

173,566

Credit Suisse Group AG — SP ADR

21,079

1,017,694

Washington Federal, Inc.

9,284

171,290

Barclays PLC — SP ADR

34,407

849,853

Glacier Bancorp, Inc.

6,800

168,436

UBS AG — SP ADR*

42,414

743,942

Prosperity Bancshares, Inc.

4,950

168,251

PNC Financial Services Group, Inc.

9,258

691,573

Old National Bancorp

8,400

168,168

BB&T Corp.

18,175

687,015

Investors Bancorp, Inc.*

11,075

166,679

SunTrust Banks, Inc.

12,860

578,571

MB Financial Corp.

4,990

165,019

UnionBanCal Corp.

7,052

516,841

Northwest Bancorp, Inc.

5,884

162,045

M&T Bank Corp.

5,180

462,315

CVB Financial Corp.

11,360

157,904

Hudson City Bancorp, Inc.

21,825

402,671

First Midwest Bancorp, Inc.

6,419

155,597

People’s United Financial, Inc.

19,007

365,885

Park National Corp.†

1,946

151,788

Marshall & Ilsley Corp.

17,273

348,051

Trustmark Corp.

7,220

149,743

Regions Financial Corp.†

34,440

330,624

Sovereign Bancorp, Inc.

37,678

148,828

KeyCorp

27,440

327,634

Signature Bank*

4,100

143,008

Zions Bancorporation†

7,981

308,865

First Financial Bankshares, Inc.

2,680

139,038

Comerica, Inc.

9,322

305,668

National Penn Bancshares, Inc.

9,490

138,554

Fifth Third Bancorp

25,420

302,498

Provident Financial Services, Inc.

7,930

130,924

New York Community Bancorp, Inc.

17,781

298,543

National City Corp.

54,874

96,030

TFS Financial Corp

22,493

281,612

Washington Mutual, Inc.

58,616

4,777

Cullen/Frost Bankers, Inc.

4,263

255,780

Total Common Stocks

Capitol Federal Financial

5,589

247,760

(Cost $22,191,195)

24,024,030

Synovus Financial Corp.

23,725

245,554

Commerce Bancshares, Inc.

5,144

238,682

SECURITIES LENDING COLLATERAL 2.7%

Valley National Bancorp†

11,243

235,653

Mount Vernon Securities Lending

BOK Financial Corp.

4,866

235,563

Trust Prime Portfolio (Note 8)

638,933

638,933

TCF Financial Corp.

12,397

223,146

Total Securities Lending Collateral

Huntington Bancshares, Inc.

27,691

221,251

(Cost $638,933)

638,933

BancorpSouth, Inc.

7,845

220,680

City National Corp.

4,057

220,295

FACE

Popular, Inc.†

26,549

220,091

AMOUNT

Bank of Hawaii Corp.

4,112

219,786

REPURCHASE AGREEMENT 1.2%

Associated Banc-Corp.

10,910

217,654

Repurchase Agreement (Note 4)

Susquehanna Bancshares, Inc.†

10,150

198,128

Credit Suisse Group

International Bancshares Corp.

7,186

194,022

issued 09/30/08 at 0.25%

First Horizon National Corp.

20,560

192,446

due 10/01/08

$299,237

299,237

Fulton Financial Corp.†

17,481

190,718

Colonial BancGroup, Inc.

23,935

188,129

Total Repurchase Agreement

United Bankshares, Inc.

5,340

186,900

(Cost $299,237)

299,237

SVB Financial Group*

3,182

184,301

Total Investments 103.1%

UMB Financial Corp.

3,505

184,083

(Cost $23,129,365)

$24,962,200

Wilmington Trust Corp.

6,361

183,388

Liabilities in Excess of

Whitney Holding Corp.†

7,558

183,281

Other Assets – (3.1)%

$

(750,239)

FirstMerit Corp.

8,708

182,868

Net Assets – 100.0%

$24,211,961

Wachovia Corp.

51,809

181,331

Westamerica Bancorporation

3,145

180,932

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2008 — See Note 8.

ADR—American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

17

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

BASIC MATERIALS FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.8%

International Flavors & Fragrances,

Inc.

10,825

$

427,155

BHP Billiton Ltd. — SP ADR

37,496

$

1,949,417

Ball Corp.

10,780

425,702

Monsanto Co.

16,903

1,673,059

Yamana Gold, Inc.

51,039

425,155

ArcelorMittal

32,628

1,611,171

Huntsman Corp.

32,927

414,880

Rio Tinto PLC — SP ADR

6,133

1,530,184

Sonoco Products Co.

13,859

411,335

Companhia Vale do Rio Doce —

Bemis Co.

15,601

408,902

SP ADR

78,800

1,509,020

Lubrizol Corp.

9,466

408,363

E.I. du Pont de Nemours and Co.

35,041

1,412,152

FMC Corp.

7,932

407,625

Dow Chemical Co.

40,579

1,289,601

Crown Holdings, Inc.*

18,166

403,467

Potash Corporation of Saskatchewan

9,400

1,240,894

Celanese Corp.

14,324

399,783

Barrick Gold Corp.

33,131

1,217,233

Cleveland-Cliffs, Inc.

7,442

393,979

Praxair, Inc.

14,264

1,023,299

Randgold Resources Ltd. —

Syngenta AG — SP ADR

23,100

977,592

SP ADR

9,400

385,682

The Mosaic Co.

14,355

976,427

AptarGroup, Inc.

9,690

378,976

Goldcorp, Inc.

30,571

966,961

Hercules, Inc.

18,507

366,254

Weyerhaeuser Co.

15,720

952,318

Packaging Corporation of America

15,791

366,035

Newmont Mining Corp.

23,433

908,263

Nalco Holding Co.

19,715

365,516

Ecolab, Inc.

18,270

886,460

Albemarle Corp.

11,838

365,084

Rohm & Haas Co.†

12,519

876,330

Domtar Corp.*

79,000

363,400

International Paper Co.

33,180

868,652

RPM International, Inc.†

18,635

360,401

Freeport-McMoRan Copper &

Sociedad Quimica y Minera de

Gold, Inc.

15,164

862,073

Chile SA — SP ADR

13,000

327,730

Alcoa, Inc.

38,051

859,192

Steel Dynamics, Inc.

19,130

326,932

Cemex SA de CV — SP ADR*

46,429

799,507

Terra Industries, Inc.†

10,990

323,106

Southern Copper Corp.

41,375

789,435

Eldorado Gold Corp.*

51,038

319,498

Air Products & Chemicals, Inc.

11,296

773,663

Allegheny Technologies, Inc.

10,597

313,141

Vulcan Materials Co.

10,063

749,694

Reliance Steel & Aluminum Co.†

8,110

307,937

PPG Industries, Inc.

12,698

740,547

AK Steel Holding Corp.

11,800

305,856

Nucor Corp.

17,693

698,874

Ashland, Inc.

9,691

283,365

Kinross Gold Corp.

40,424

651,635

Rockwood Holdings, Inc.*

10,896

279,591

Agnico-Eagle Mines Ltd.

11,146

613,810

Cytec Industries, Inc.

7,113

276,767

Sigma-Aldrich Corp.

11,537

604,770

Compass Minerals International,

Gerdau SA — SP ADR

51,600

572,760

Inc.

5,141

269,337

Agrium, Inc.

9,993

560,407

Pan American Silver Corp.*

12,000

266,760

AngloGold Ashanti Ltd. — SP ADR

24,200

559,020

Commercial Metals Co.

15,282

258,113

United States Steel Corp.

6,951

539,467

Aracruz Celulose SA — SP ADR

6,800

249,628

Martin Marietta Materials, Inc.

4,792

536,608

Silver Wheaton Corp.*†

30,372

247,532

Cia de Minas Buenaventura SA —

Olin Corp.

12,700

246,380

SP ADR

22,600

530,648

Century Aluminum Co.*

7,100

196,599

Gold Fields Ltd. — SP ADR

54,871

526,213

Total Common Stocks

MeadWestvaco Corp.

20,883

486,783

(Cost $44,689,503)

49,750,482

Sealed Air Corp.

21,877

481,075

Pactiv Corp.*

18,926

469,933

SECURITIES LENDING COLLATERAL 2.2%

Airgas, Inc.

9,199

456,730

Mount Vernon Securities Lending

Eastman Chemical Co.

8,182

450,501

Trust Prime Portfolio (Note 8)

1,069,448

1,069,448

Owens-Illinois, Inc.*

14,725

432,915

Total Securities Lending Collateral

Harmony Gold Mining Co. Ltd. —

(Cost $1,069,448)

1,069,448

SP ADR*†

44,450

430,276

CF Industries Holdings, Inc.

4,690

428,947

18

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2008

BASIC MATERIALS FUND

FACE

MARKET

AMOUNT

VALUE

REPURCHASE AGREEMENT 1.0%

Repurchase Agreement (Note 4)

Credit Suisse Group

issued 09/30/08 at 0.25%

due 10/01/08

$521,524

$

521,524

Total Repurchase Agreement

(Cost $521,524)

521,524

Total Investments 103.0%

(Cost $46,280,475)

$51,341,454

Liabilities in Excess of

Other Assets – (3.0)%

$ (1,480,724)

Net Assets – 100.0%

$49,860,730

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2008 — See Note 8.

ADR—American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

19

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

BIOTECHNOLOGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.9%

SECURITIES LENDING COLLATERAL 8.0%

Mount Vernon Securities Lending

Genentech, Inc.*

125,920

$11,166,586

Trust Prime Portfolio (Note 8)

7,182,660

$

7,182,660

Amgen, Inc.*

158,307

9,382,856

Total Securities Lending Collateral

Gilead Sciences, Inc.*

142,782

6,508,003

(Cost $7,182,660)

7,182,660

Celgene Corp.*

86,378

5,466,000

Genzyme Corp.*

64,480

5,215,787

FACE

Biogen Idec, Inc.*

75,141

3,778,841

AMOUNT

ImClone Systems, Inc.*

48,933

3,055,376

Cephalon, Inc.*†

33,679

2,609,786

REPURCHASE AGREEMENT 0.2%

Vertex Pharmaceuticals, Inc.*†

72,683

2,415,983

Repurchase Agreement (Note 4)

Myriad Genetics, Inc.*†

30,130

1,954,834

Credit Suisse Group

Alexion Pharmaceuticals, Inc.*

49,482

1,944,643

issued 09/30/08 at 0.25%

OSI Pharmaceuticals, Inc.*

37,854

1,865,824

due 10/01/08

$202,446

202,446

United Therapeutics Corp.*

16,035

1,686,401

Total Repurchase Agreement

BioMarin Pharmaceuticals, Inc.*†

62,550

1,656,949

(Cost $202,446)

202,446

Amylin Pharmaceuticals, Inc.*

79,864

1,614,850

Total Investments 108.1%

Regeneron Pharmaceuticals, Inc.*

73,710

1,609,089

(Cost $61,704,464)

$97,130,594

Isis Pharmaceuticals, Inc.*

87,557

1,478,838

Liabilities in Excess of

Onyx Pharmaceuticals, Inc.*

40,000

1,447,200

Other Assets – (8.1)%

$ (7,299,156)

Celera Corp.*

87,425

1,350,716

Net Assets – 100.0%

$89,831,438

Cubist Pharmaceuticals, Inc.*†

59,020

1,312,015

Alkermes, Inc.*

89,372

1,188,648

Alnylam Pharmaceuticals, Inc.*

39,608

1,146,652

Seattle Genetics, Inc.*

102,420

1,095,894

Martek Biosciences Corp.

33,900

1,065,138

PDL BioPharma, Inc.

114,303

1,064,161

Human Genome Sciences, Inc.*

160,135

1,016,857

CV Therapeutics, Inc.*

93,226

1,006,841

Rigel Pharmaceuticals, Inc.*

42,300

987,705

GTx, Inc.*†

51,312

975,954

InterMune, Inc.*†

54,654

935,130

Genomic Health, Inc.*†

40,119

908,695

Medarex, Inc.*

134,865

872,576

Dendreon Corp.*†

149,270

852,332

Theravance, Inc.*†

68,200

849,772

Acorda Therapeutics, Inc.*

35,248

840,665

Incyte Corp.*

107,357

821,281

Indevus Pharmaceuticals, Inc.*†

231,500

775,525

Savient Pharmaceuticals, Inc.*

50,123

747,334

Momenta Pharmaceuticals, Inc.*

55,700

730,227

Cepheid, Inc.*

49,100

679,053

Zymogenetics, Inc.*†

97,226

647,525

Enzon Pharmaceuticals, Inc.*

85,878

633,780

Progenics Pharmaceuticals, Inc.*†

47,176

627,912

Arena Pharmaceuticals, Inc.*

120,151

600,755

Sangamo Biosciences, Inc.*†

68,000

523,600

Metabolix, Inc.*†

47,700

518,976

Cell Genesys, Inc.*†

189,700

111,923

Total Common Stocks

(Cost $54,319,358)

89,745,488

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2008 — See Note 8.

20

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

CONSUMER PRODUCTS FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.7%

Smithfield Foods, Inc.*

9,273

$

147,255

Central European Distribution

Procter & Gamble Co.

25,112

$

1,750,055

Corp.*

2,899

131,644

Coca-Cola Co.

24,679

1,305,026

Total Common Stocks

PepsiCo, Inc.

17,876

1,274,023

(Cost $19,342,389)

22,593,243

Philip Morris International, Inc.

23,377

1,124,434

Kraft Foods, Inc. — Class A

25,860

846,915

SECURITIES LENDING COLLATERAL 1.2%

Unilever NV

27,903

785,748

Mount Vernon Securities Lending

Anheuser-Busch Companies, Inc.

11,901

772,137

Trust Prime Portfolio (Note 8)

268,570

268,570

Colgate-Palmolive Co.

9,808

739,033

Total Securities Lending Collateral

Diageo PLC — SP ADR

10,612

730,742

(Cost $268,570)

268,570

Altria Group, Inc.

36,583

725,807

Kimberly-Clark Corp.

9,986

647,492

FACE

General Mills, Inc.

8,316

571,476

AMOUNT

Kellogg Co.

9,799

549,724

REPURCHASE AGREEMENT 0.2%

Avon Products, Inc.

12,439

517,089

Repurchase Agreement (Note 4)

Sysco Corp.

16,379

504,965

Credit Suisse Group

Wm. Wrigley Jr. Co.

6,034

479,100

issued 09/30/08 at 0.25%

Kroger Co.

17,215

473,068

due 10/01/08

$41,585

41,585

H.J. Heinz Co.

9,175

458,475

Campbell Soup Co.

11,732

452,855

Total Repurchase Agreement

Reynolds American, Inc.

8,739

424,890

(Cost $41,585)

41,585

Lorillard, Inc.

5,767

410,322

Total Investments 101.1%

UST, Inc.

6,023

400,770

(Cost $19,652,544)

$22,903,398

Cadbury PLC — SP ADR

9,576

392,041

Liabilities in Excess of

Archer-Daniels-Midland Co.

17,225

377,400

Other Assets – (1.1)%

$

(250,658)

Clorox Co.

5,811

364,292

Net Assets – 100.0%

$22,652,740

Safeway, Inc.

14,695

348,565

ConAgra Foods, Inc.

17,580

342,107

Sara Lee Corp.

26,607

336,046

Coca-Cola Enterprises, Inc.

19,557

327,971

Hershey Co.

7,936

313,789

Pepsi Bottling Group, Inc.

10,223

298,205

Estee Lauder Companies, Inc. —

Class A†

5,879

293,421

Molson Coors Brewing Co. —

Class B

5,866

274,235

Energizer Holdings, Inc.*

3,295

265,412

Hormel Foods Corp.

7,075

256,681

Bunge Ltd.

4,009

253,289

Church & Dwight Co., Inc.

4,033

250,409

Brown-Forman Corp. — Class B

3,466

248,893

McCormick & Co., Inc.

6,262

240,774

Dean Foods Co.*

10,128

236,590

Constellation Brands, Inc. —

Class A*

10,817

232,133

SUPERVALU, INC.

9,505

206,258

Tyson Foods, Inc. — Class A

15,273

182,360

Whole Foods Market, Inc.†

9,059

181,452

Corn Products International, Inc.

4,581

147,875

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2008 — See Note 8.

ADR—American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

21

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

ELECTRONICS FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.6%

Formfactor, Inc.*

3,829

$

66,701

RF Micro Devices, Inc.*

22,390

65,379

Intel Corp.

39,594

$

741,596

Cymer, Inc.*

2,489

63,046

Taiwan Semiconductor Manufacturing

Triquint Semiconductor, Inc.*

12,220

58,534

Company Ltd. — SP ADR†

54,704

512,576

Power Integrations, Inc.*

2,370

57,117

Texas Instruments, Inc.

16,537

355,545

Diodes, Inc.*

3,068

56,605

Applied Materials, Inc.

20,901

316,232

Cypress Semiconductor Corp.*

5,926

30,934

STMicroelectronics NV — SP ADR

21,971

223,665

Total Common Stocks

Xilinx, Inc.

8,382

196,558

(Cost $5,249,093)

7,284,117

Analog Devices, Inc.

7,410

195,253

Linear Technology Corp.†

6,324

193,894

SECURITIES LENDING COLLATERAL 4.6%

Altera Corp.

9,163

189,491

Mount Vernon Securities Lending

ASML Holding NV

10,555

185,874

Trust Prime Portfolio (Note 8)

338,218

338,218

Nvidia Corp.*

17,145

183,623

Total Securities Lending Collateral

Broadcom Corp. — Class A*

9,611

179,053

(Cost $338,218)

338,218

Microchip Technology, Inc.

5,885

173,196

KLA-Tencor Corp.

5,044

159,643

FACE

Lam Research Corp.*

4,725

148,790

AMOUNT

MEMC Electronic Materials, Inc.*

5,055

142,854

REPURCHASE AGREEMENT 0.4%

National Semiconductor Corp.

8,157

140,382

Repurchase Agreement (Note 4)

Marvell Technology Group Ltd.*

15,075

140,197

Credit Suisse Group

Advanced Micro Devices, Inc.*

26,257

137,849

issued 09/30/08 at 0.25%

Infineon Technologies AG —

due 10/01/08

$32,884

32,884

SP ADR*

23,680

132,371

LSI Logic Corp.*†

24,280

130,141

Total Repurchase Agreement

Micron Technology, Inc.*

28,993

117,422

(Cost $32,884)

32,884

Cree, Inc.*

5,097

116,110

Total Investments 104.6%

Microsemi Corp.*

4,330

110,328

(Cost $5,620,195)

$7,655,219

Sunpower Corp.*

1,581

109,171

Liabilities in Excess of

ON Semiconductor Corp.*

16,055

108,532

Other Assets – (4.6)%

$

(338,599)

Novellus Systems, Inc.*

5,324

104,563

Net Assets – 100.0%

$7,316,620

Atmel Corp.*

28,635

97,073

PMC - Sierra, Inc.*

12,883

95,592

Varian Semiconductor Equipment

Associates, Inc.*

3,703

93,019

Silicon Laboratories, Inc.*

2,968

91,118

International Rectifier Corp.*

4,774

90,801

Intersil Corp. — Class A

5,418

89,830

Skyworks Solutions, Inc.*

9,512

79,520

Rambus, Inc.*

6,078

78,102

Hittite Microwave Corp.*

2,322

78,019

Integrated Device Technology, Inc.*

10,000

77,800

Teradyne, Inc.*

9,955

77,749

Atheros Communications, Inc.*

3,283

77,413

Semtech Corp.*

5,050

70,498

FEI Co.*

2,934

69,859

Amkor Technology, Inc.*

10,877

69,286

MKS Instruments, Inc.*

3,476

69,207

Fairchild Semiconductor International,

Inc.*

7,750

68,898

Tessera Technologies, Inc.*

4,107

67,108

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2008 — See Note 8.

ADR—American Depository Receipt.

22

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

ENERGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.4%

Cimarex Energy Co.

11,075

$

541,678

Helmerich & Payne, Inc.

12,324

532,274

Exxon Mobil Corp.

75,301

$

5,847,876

Denbury Resources, Inc.*

26,499

504,541

Chevron Corp.

45,567

3,758,366

Arch Coal, Inc.

15,000

493,350

BP PLC — SP ADR

66,318

3,327,174

Tidewater, Inc.

8,776

485,839

ConocoPhillips

40,029

2,932,124

Frontline Ltd.†

10,085

484,786

Royal Dutch Shell PLC — SP ADR

45,939

2,710,860

PetroHawk Energy Corp.*

22,225

480,727

Petroleo Brasileiro SA†

61,400

2,698,530

Cabot Oil & Gas Corp.

13,117

474,048

Schlumberger Ltd.

32,575

2,543,782

Rowan Companies, Inc.

15,444

471,814

Occidental Petroleum Corp.

30,665

2,160,349

Whiting Petroleum Corp.*

6,545

466,397

Devon Energy Corp.

19,854

1,810,685

Newfield Exploration Co.*

14,475

463,055

Apache Corp.

16,080

1,676,822

Dresser-Rand Group, Inc.*

14,622

460,154

Canadian Natural Resources Ltd.

23,320

1,596,487

Oceaneering International, Inc.*

8,305

442,823

Transocean, Inc.*

13,912

1,528,094

CNX Gas Corp.*

19,458

435,665

Marathon Oil Corp.

37,470

1,493,929

Plains Exploration & Production Co.*

12,024

422,764

Hess Corp.

17,022

1,397,166

Quicksilver Resources, Inc.*

21,515

422,339

XTO Energy, Inc.

28,884

1,343,684

Patterson-UTI Energy, Inc.

20,910

418,618

Halliburton Co.

40,271

1,304,378

Alpha Natural Resources, Inc.*

7,985

410,668

EOG Resources, Inc.

14,260

1,275,700

IHS Inc.*

8,270

393,983

Anadarko Petroleum Corp.

25,506

1,237,296

Atwood Oceanics, Inc.*

10,750

391,300

Valero Energy Corp.

36,842

1,116,313

Comstock Resources, Inc.*

7,600

380,380

Baker Hughes, Inc.

18,337

1,110,122

St. Mary Land & Exploration Co.

10,600

377,890

Spectra Energy Corp.

45,703

1,087,731

Unit Corp.*

7,480

372,654

National-Oilwell Varco, Inc.*

21,625

1,086,224

Superior Energy Services*

11,938

371,749

Chesapeake Energy Corp.

30,043

1,077,342

Encore Acquisition Co.*

8,737

365,032

Tenaris SA — SP ADR

28,530

1,063,884

Helix Energy Solutions Group, Inc.*

14,982

363,763

Diamond Offshore Drilling, Inc.†

9,897

1,019,985

Massey Energy Co.

9,985

356,165

Talisman Energy, Inc.

68,980

980,896

SandRidge Energy, Inc.*

16,725

327,810

Weatherford International Ltd.*

38,635

971,284

Teekay Shipping Corp.

12,235

322,759

Murphy Oil Corp.

14,368

921,563

W&T Offshore, Inc.

11,620

317,110

Williams Companies, Inc.
38,849

918,779

Exterran Holdings, Inc.*

9,485

303,141

Noble Corp.

20,474

898,809

EXCO Resources, Inc.*

17,600

287,232

Nexen, Inc.

37,350

867,640

Foundation Coal Holdings, Inc.

7,600

270,408

Smith International, Inc.

14,770

866,113

Patriot Coal Corp.*†

9,000

261,450

Southwestern Energy Co.*

27,855

850,692

Total Common Stocks

Peabody Energy Corp.†

18,850

848,250

(Cost $51,990,010)

80,530,350

Noble Energy, Inc.

13,586

755,246

ENSCO International, Inc.†

13,033

751,092

SECURITIES LENDING COLLATERAL 5.0%

Ultra Petroleum Corp.*

13,345

738,512

Mount Vernon Securities Lending

Cameron International Corp.*

19,106

736,345

Trust Prime Portfolio (Note 8)

4,061,970

4,061,970

El Paso Corp.

57,516

733,904

Total Securities Lending Collateral

Pioneer Natural Resources Co.

12,675

662,649

(Cost $4,061,970)

4,061,970

Range Resources Corp.

15,239

653,296

Total Investments 104.4%

Consol Energy, Inc.

13,792

632,915

(Cost $56,051,980)

$84,592,320

Cameco Corp.

27,439

612,164

Liabilities in Excess of

Nabors Industries Ltd.*

24,084

600,173

Other Assets – (4.4)%

$ (3,584,360)

FMC Technologies, Inc.*

12,759

593,931

Sunoco, Inc.†

16,536

588,351

Net Assets – 100.0%

$81,007,960

BJ Services Co.

30,381

581,188

Continental Resources, Inc.*

14,530

570,012

Pride International, Inc.*

18,997

562,501

Forest Oil Corp.*

11,185

554,776

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2008 — See Note 8.

ADR—American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

23

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

ENERGY SERVICES FUND

MARKET

FACE

MARKET

SHARES

VALUE

AMOUNT

VALUE

COMMON STOCKS 100.2%

REPURCHASE AGREEMENT 0.0%

Repurchase Agreement (Note 4)

Schlumberger Ltd.

189,604

$

14,806,177

Credit Suisse Group

Transocean, Inc.*

80,850

8,880,564

issued 09/30/08 at 0.25%

Halliburton Co.

234,453

7,593,933

due 10/01/08

$15,721

$

15,721

Baker Hughes, Inc.

106,813

6,466,459

Total Repurchase Agreement

National-Oilwell Varco, Inc.*

125,828

6,320,340

(Cost $15,721)

15,721

Tenaris SA — SP ADR

165,870

6,185,292

Total Investments 114.8%

Diamond Offshore Drilling, Inc.†

57,570

5,933,164

(Cost $120,502,722)

$159,107,665

Smith International, Inc.†

100,641

5,901,588

Weatherford International Ltd.*

224,629

5,647,173

Liabilities in Excess of

Noble Corp.†

118,890

5,219,271

Other Assets – (14.8)%

$ (20,504,497)

ENSCO International, Inc.†

75,884

4,373,195

Net Assets – 100.0%

$138,603,168

Cameron International Corp.*

111,119

4,282,526

Nabors Industries Ltd.*

140,269

3,495,504

FMC Technologies, Inc.*

74,332

3,460,155

BJ Services Co.

176,711

3,380,481

Pride International, Inc.*

110,318

3,266,516

Helmerich & Payne, Inc.

71,670

3,095,427

Tidewater, Inc.†

50,623

2,802,489

Rowan Companies, Inc.†

89,782

2,742,840

Dresser-Rand Group, Inc.*

85,081

2,677,499

Oceaneering International, Inc.*

48,303

2,575,516

Patterson-UTI Energy, Inc.†

121,751

2,437,455

Atwood Oceanics, Inc.*

62,794

2,285,702

IHS Inc.*

47,917

2,282,766

SEACOR Holdings, Inc.*†

27,617

2,180,362

Superior Energy Services*

69,594

2,167,157

Unit Corp.*

43,096

2,147,043

Helix Energy Solutions Group, Inc.*

87,362

2,121,149

Dril-Quip, Inc.*

46,703

2,026,443

RPC, Inc.†

132,913

1,868,757

Grey Wolf, Inc.*

240,100

1,867,978

Oil States International, Inc.*

52,665

1,861,708

Exterran Holdings, Inc.*

55,031

1,758,791

Key Energy Services, Inc.*

148,307

1,720,361

Complete Production Services,

Inc.*†

82,767

1,666,100

Hercules Offshore*

92,180

1,397,449

Total Common Stocks

(Cost $100,290,387)

138,895,330

SECURITIES LENDING COLLATERAL 14.6%

Mount Vernon Securities Lending

Trust Prime Portfolio (Note 8)

20,196,614

20,196,614

Total Securities Lending Collateral

(Cost $20,196,614)

20,196,614

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2008 — See Note 8.

ADR—American Depository Receipt.

24

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

FINANCIAL SERVICES FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.8%

Hudson City Bancorp, Inc.

4,899

$

90,387

Plum Creek Timber Co., Inc. (REIT)

1,777

88,601

Bank of America Corp.

11,892

$

416,220

NYSE Euronext

2,217

86,862

HSBC Holdings PLC — SP ADR

5,076

410,293

Hartford Financial Services Group,

JPMorgan Chase & Co.

8,404

392,467

Inc.

2,119

86,858

Wells Fargo & Co.

9,992

375,000

ProLogis

2,079

85,800

Citigroup, Inc.

15,429

316,449

AvalonBay Communities, Inc.

842

82,870

U.S. Bancorp

7,287

262,478

Moody’s Corp.

2,428

82,552

AXA — SP ADR

7,684

250,959

Ventas, Inc.

1,670

82,531

Credit Suisse Group AG — SP ADR

4,730

228,364

People’s United Financial, Inc.†

4,265

82,101

Allianz SE — SP ADR

14,910

204,416

TD Ameritrade Holding Corp.*

5,067

82,085

Barclays PLC — SP ADR

7,722

190,733

Ameriprise Financial, Inc.

2,131

81,404

MetLife, Inc.

3,394

190,064

CNA Financial Corp.

3,044

79,875

Prudential Financial, Inc.

2,428

174,816

Invesco Ltd.

3,756

78,801

Goldman Sachs Group, Inc.

1,365

174,720

Philadelphia Consolidated Holding

American Express Co.

4,831

171,162

Corp.*

1,341

78,542

Bank of New York Mellon Corp.

5,214

169,872

Marshall & Ilsley Corp.

3,874

78,061

Charles Schwab Corp.

6,511

169,286

Host Hotels & Resorts, Inc.

5,843

77,653

UBS AG — SP ADR*

9,516

166,911

Nasdaq Stock Market, Inc.*

2,468

75,447

PNC Financial Services Group, Inc.

2,104

157,169

Regions Financial Corp.

7,725

74,160

Travelers Companies, Inc.

3,430

155,036

Annaly Capital Management, Inc.

5,490

73,840

BB&T Corp.

4,078

154,148

KeyCorp

6,153

73,467

AFLAC, Inc.

2,586

151,927

Federal Realty Investment Trust

849

72,674

Allstate Corp.

3,206

147,861

American Capital Ltd.

2,816

71,836

Simon Property Group, Inc.

1,450

140,650

Everest Re Group Ltd.

825

71,387

Chubb Corp.

2,539

139,391

White Mountains Insurance Group

Capital One Financial Corp.

2,712

138,312

Ltd.

150

70,462

CME Group, Inc.

369

137,087

Zions Bancorporation

1,811

70,086

Blackrock, Inc.

697

135,566

Comerica, Inc.

2,115

69,351

SunTrust Banks, Inc.

2,922

131,461

Discover Financial Services

4,996

69,045

Merrill Lynch & Co., Inc.

5,184

131,155

Health Care REIT, Inc.

1,293

68,826

State Street Corp.

2,287

130,085

Legg Mason, Inc.

1,801

68,546

ACE Ltd.

2,403

130,074

Assurant, Inc.

1,240

68,200

Public Storage, Inc.

1,307

129,406

Fifth Third Bancorp

5,698

67,806

Franklin Resources, Inc.

1,461

128,758

Regency Centers Corp.

1,016

67,757

Loews Corp.

3,217

127,039

Torchmark Corp.

1,128

67,454

Marsh & McLennan Companies, Inc.

3,857

122,498

Cincinnati Financial Corp.

2,367

67,317

UnionBanCal Corp.

1,600

117,264

Brookfield Properties Corp.

4,246

67,257

Morgan Stanley

4,937

113,551

New York Community Bancorp, Inc.

3,993

67,042

Northern Trust Corp.

1,538

111,044

Macerich Co.

1,051

66,896

Vornado Realty Trust

1,200

109,140

Arch Capital Group Ltd.*

915

66,822

Brookfield Asset Management, Inc. —

IntercontinentalExchange, Inc.*

819

66,077

Class A

3,950

108,388

Axis Capital Holdings Ltd.

2,042

64,752

T. Rowe Price Group, Inc.

1,998

107,313

TFS Financial Corp

5,057

63,314

M&T Bank Corp.

1,179

105,226

Jefferies Group, Inc.

2,775

62,160

Equity Residential

2,347

104,230

Raymond James Financial, Inc.†

1,884

62,134

Aon Corp.

2,300

103,408

Willis Group Holdings Ltd.

1,925

62,101

Principal Financial Group, Inc.

2,352

102,288

SEI Investments Co.

2,674

59,363

Boston Properties, Inc.

1,032

96,657

Reinsurance Group of America,

HCP, Inc.

2,379

95,469

Inc. — Class A

1,095

59,130

Lincoln National Corp.

2,213

94,739

Alexandria Real Estate Equities, Inc.

525

59,063

Progressive Corp.

5,442

94,691

The St. Joe Co.*

1,505

58,830

Leucadia National Corp.

2,078

94,424

HCC Insurance Holdings, Inc.

2,166

58,482

KIMCO Realty Corp.

2,502

92,424

Eaton Vance Corp.

1,657

58,376

Unum Group

3,649

91,590

Alleghany Corp.*

159

58,035

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

25

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2008

FINANCIAL SERVICES FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

AMB Property Corp.

1,280

$

57,984

Camden Property Trust

1,005

$

46,089

Cullen/Frost Bankers, Inc.

964

57,840

Nationwide Financial Services, Inc.

920

45,384

W.R. Berkley Corp.

2,454

57,792

Federated Investors, Inc. — Class B

1,567

45,208

PartnerRe Ltd.

840

57,196

Arthur J. Gallagher & Co.

1,753

44,982

SLM Corp.*

4,628

57,110

UMB Financial Corp.

805

42,279

Rayonier, Inc.

1,203

56,962

Erie Indemnity Co. — Class A

1,000

42,270

Capitol Federal Financial

1,280

56,742

Mack-Cali Realty Corp.

1,247

42,236

RenaissanceRe Holdings Ltd.

1,090

56,680

General Growth Properties, Inc.

2,747

41,480

Liberty Property Trust

1,504

56,626

Genworth Financial, Inc. — Class A

4,767

41,044

Duke Realty Corp.

2,289

56,264

Wachovia Corp.

11,620

40,670

Markel Corp.*

160

56,240

CB Richard Ellis Group, Inc. —

Developers Diversified Realty Corp.

1,758

55,711

Class A*

2,948

39,415

Digital Realty Trust, Inc.

1,175

55,519

Waddell & Reed Financial, Inc. —

UDR, Inc.

2,117

55,360

Class A

1,500

37,125

Janus Capital Group, Inc.

2,270

55,116

Protective Life Corp.

1,298

37,006

American Financial Group, Inc.

1,868

55,106

CIT Group, Inc.

5,295

36,853

Synovus Financial Corp.

5,321

55,072

Student Loan Corp.

390

36,270

Weingarten Realty Investors

1,540

54,932

Allied Capital Corp.

3,214

34,711

Transatlantic Holdings, Inc.

1,010

54,894

Sovereign Bancorp, Inc.

8,459

33,413

Mercury General Corp.

1,001

54,805

MSCI, Inc. — Class A*

1,374

32,976

Brown & Brown, Inc.

2,516

54,396

American International Group, Inc.

9,484

31,582

Old Republic International Corp.

4,265

54,379

GLG Partners, Inc.†

4,755

25,772

Commerce Bancshares, Inc.

1,171

54,334

National City Corp.

12,310

21,543

Nationwide Health Properties, Inc.

1,509

54,294

Washington Mutual, Inc.

13,258

1,081

CapitalSource, Inc.

4,403

54,157

Total Common Stocks

BOK Financial Corp.

1,108

53,638

(Cost $13,932,047)

15,452,475

Valley National Bancorp†

2,555

53,553

Fidelity National Financial, Inc. —

SECURITIES LENDING COLLATERAL 1.0%

Class A

3,640

53,508

Mount Vernon Securities Lending

Affiliated Managers Group, Inc.*

645

53,438

Trust Prime Portfolio (Note 8)

151,435

151,435

Odyssey Re Holdings Corp.

1,220

53,436

Total Securities Lending Collateral

First American Corp.

1,800

53,100

(Cost $151,435)

151,435

Essex Property Trust, Inc.

440

52,065

Senior Housing Properties Trust

2,145

51,115

FACE

Apartment Investment & Management

AMOUNT

Co. — Class A

1,448

50,709

REPURCHASE AGREEMENT 0.5%

Bank of Hawaii Corp.

945

50,510

Repurchase Agreement (Note 4)

City National Corp.

925

50,228

Credit Suisse Group

SL Green Realty Corp.

773

50,090

issued 09/30/08 at 0.25%

XL Capital Ltd.

2,791

50,071

due 10/01/08

$79,397

79,397

Douglas Emmett, Inc.

2,162

49,877

Huntington Bancshares, Inc.

6,217

49,674

Total Repurchase Agreement

Associated Banc-Corp.

2,483

49,536

(Cost $79,397)

79,397

Taubman Centers, Inc.

969

48,450

Total Investments 101.3%

Stancorp Financial Group, Inc.

925

48,100

(Cost $14,162,879)

$15,683,307

BRE Properties, Inc. — Class A

975

47,775

Liabilities in Excess of

Forest City Enterprises, Inc. —

Other Assets – (1.3)%

$

(195,464)

Class A

1,550

47,539

Net Assets – 100.0%

$15,487,843

Apollo Investment Corp.

2,787

47,518

Realty Income Corp.

1,855

47,488

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2008 — See Note 8.

ADR—American Depository Receipt.

REIT—Real Estate Investment Trust.

26

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

HEALTH CARE FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.7%

Forest Laboratories, Inc.*

12,479

$

352,906

DaVita, Inc.*

6,042

344,454

Johnson & Johnson, Inc.

27,711

$

1,919,818

Hospira, Inc.*

8,714

332,875

Novartis AG — SP ADR

29,210

1,543,456

AmerisourceBergen Corp.

8,834

332,600

Pfizer, Inc.

82,458

1,520,526

Covance, Inc.*

3,730

329,769

GlaxoSmithKline PLC — SP ADR

32,157

1,397,543

Applied Biosystems Inc.

9,602

328,869

Genentech, Inc.*

15,466

1,371,525

Cephalon, Inc.*

4,223

327,240

Abbott Laboratories

22,274

1,282,537

Coventry Health Care, Inc.*

9,760

317,688

Sanofi-Aventis — SP ADR

37,087

1,219,050

Waters Corp.*

5,431

315,976

Amgen, Inc.*

19,445

1,152,505

DENTSPLY International, Inc.

8,352

313,534

AstraZeneca PLC — SP ADR†

24,438

1,072,339

Pharmaceutical Product Development,

Merck & Company, Inc.

32,757

1,033,811

Inc.

7,348

303,840

Medtronic, Inc.

19,608

982,361

Henry Schein, Inc.*

5,560

299,350

Alcon, Inc. — SP ADR

5,820

939,988

Vertex Pharmaceuticals, Inc.*†

8,936

297,033

Eli Lilly & Co.

20,839

917,541

Beckman Coulter, Inc.

4,144

294,183

Teva Pharmaceutical Industries

Illumina, Inc.*

7,060

286,142

Ltd. — SP ADR

19,120

875,505

Hologic, Inc.*

14,048

271,548

Baxter International, Inc.

13,058

856,997

Perrigo Co.†

6,920

266,143

Wyeth

22,766

840,976

Millipore Corp.*

3,855

265,224

Bristol-Myers Squibb Co.

40,286

839,963

IDEXX Laboratories, Inc.*

4,670

255,916

Gilead Sciences, Inc.*

17,538

799,382

Cerner Corp.*

5,730

255,787

UnitedHealth Group, Inc.

31,034

787,953

Patterson Companies, Inc.*

8,391

255,170

Covidien Ltd.

13,830

743,501

Charles River Laboratories

Schering-Plough Corp.

36,800

679,696

International, Inc.*

4,552

252,773

WellPoint, Inc.*

14,528

679,475

Warner Chilcott Ltd.*

16,384

247,726

Celgene Corp.*

10,622

672,160

Invitrogen Corp.*

6,520

246,456

Stryker Corp.

10,551

657,327

Mylan Laboratories, Inc.*

21,025

240,106

Medco Health Solutions, Inc.*

14,298

643,410

IMS Health, Inc.

12,413

234,730

Genzyme Corp.*

7,916

640,325

Edwards Lifesciences Corp.*

4,000

231,040

Thermo Fisher Scientific, Inc.*

11,635

639,925

PerkinElmer, Inc.

8,890

221,983

Express Scripts, Inc.*

8,515

628,577

Community Health Systems, Inc.*

6,980

204,584

Becton, Dickinson & Co.

7,349

589,831

Amylin Pharmaceuticals, Inc.*

9,814

198,439

Aetna, Inc.

15,843

572,091

Elan Corp. PLC — SP ADR*†

16,360

174,561

Boston Scientific Corp.*

44,991

552,040

Total Common Stocks

Cardinal Health, Inc.

11,191

551,492

(Cost $39,187,241)

44,722,865

Allergan, Inc.

10,340

532,510

McKesson Corp.

9,737

523,948

SECURITIES LENDING COLLATERAL 0.6%

Zimmer Holdings, Inc.*

7,708

497,628

Mount Vernon Securities Lending

St. Jude Medical, Inc.*

11,410

496,221

Trust Prime Portfolio (Note 8)

288,825

288,825

Biogen Idec, Inc.*

9,226

463,976

Total Securities Lending Collateral

C.R. Bard, Inc.

4,604

436,781

(Cost $288,825)

288,825

Quest Diagnostics, Inc.

8,429

435,526

Total Investments 100.3%

CIGNA Corp.

12,335

419,143

(Cost $39,476,066)

$45,011,690

Shire PLC — SP ADR

8,680

414,470

Liabilities in Excess of

Intuitive Surgical, Inc.*

1,686

406,292

Other Assets – (0.3)%

$

(129,944)

Barr Pharmaceuticals, Inc.*

5,912

386,054

Varian Medical Systems, Inc.*†

6,706

383,114

Net Assets – 100.0%

$44,881,746

Laboratory Corporation of America

Holdings*

5,461

379,540

ImClone Systems, Inc.*†

6,021

375,951

Humana, Inc.*

8,967

369,440

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2008 — See Note 8.

ADR—American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

27

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

INTERNET FUND

MARKET

FACE

MARKET

SHARES

VALUE

AMOUNT

VALUE

COMMON STOCKS 99.7%

REPURCHASE AGREEMENT 0.8%

Repurchase Agreement (Note 4)

Cisco Systems, Inc.*

15,167

$

342,168

Credit Suisse Group

Google, Inc. — Class A*

612

245,118

issued 09/30/08 at 0.25%

Qualcomm, Inc.

5,457

234,487

due 10/01/08

$21,670

$

21,670

Time Warner, Inc.

14,308

187,578

Total Repurchase Agreement

Amazon.com, Inc.*

2,203

160,290

(Cost $21,670)

21,670

eBay, Inc.*

6,752

151,110

Total Investments 103.8%

Research In Motion Ltd.*

2,067

141,176

(Cost $1,707,444)

$2,980,555

Yahoo!, Inc.*

7,182

124,249

Symantec Corp.*

6,072

118,890

Liabilities in Excess of

Intuit, Inc.*

3,113

98,402

Other Assets – (3.8)%

$

(110,157)

Juniper Networks, Inc.*

4,359

91,844

Net Assets – 100.0%

$2,870,398

McAfee, Inc.*

1,993

67,682

Broadcom Corp. — Class A*

3,587

66,826

Baidu.com — SP ADR*

265

65,781

Qwest Communications International,

Inc.

19,640

63,437

Sun Microsystems, Inc.*

8,336

63,354

Check Point Software Technologies

Ltd.*†

2,751

62,558

BMC Software, Inc.*

2,083

59,636

VeriSign, Inc.*

2,142

55,863

Foundry Networks, Inc.*

3,027

55,122

Expedia, Inc.*

3,296

49,803

HLTH Corp.*

3,689

42,165

Red Hat, Inc.*†

2,773

41,789

Equinix, Inc.*†

575

39,939

priceline.com, Inc.*

539

36,884

Sohu.com, Inc.*

654

36,460

Akamai Technologies, Inc.*

2,056

35,857

Monster Worldwide, Inc.*

2,308

34,412

F5 Networks, Inc.*

1,443

33,737

IAC/InterActiveCorp*

1,723

29,808

Ciena Corp.*

1,872

18,870

Ticketmaster*

689

7,393

Total Common Stocks

(Cost $1,589,577)

2,862,688

SECURITIES LENDING COLLATERAL 3.3%

Mount Vernon Securities Lending

Trust Prime Portfolio (Note 8)

96,197

96,197

Total Securities Lending Collateral

(Cost $96,197)

96,197

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2008 — See Note 8.

ADR—American Depository Receipt.

28

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

LEISURE FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.8%

Sonic Corp.*

1,629

$

23,735

Cheesecake Factory, Inc.*

1,617

23,641

McDonald’s Corp.

3,451

$

212,927

Take-Two Interactive Software, Inc.

1,401

22,976

Walt Disney Co.

6,223

190,984

Bob Evans Farms, Inc.

824

22,487

Time Warner, Inc.

12,446

163,167

Orient-Express Hotels Ltd. —

Carnival Corp.

3,297

116,549

Class A

910

21,958

News Corp. — Class A

8,940

107,191

Chipotle Mexican Grill, Inc. —

Yum! Brands, Inc.

2,970

96,852

Class A*

338

18,756

Las Vegas Sands Corp.*

2,444

88,253

THQ, Inc.*

1,523

18,337

Viacom, Inc. — Class B*

3,504

87,039

Total Common Stocks

Starbucks Corp.*

5,664

84,224

(Cost $2,197,587)

2,814,251

Electronic Arts, Inc.*

2,055

76,014

Marriott International, Inc. — Class A

2,911

75,948

FACE

Wynn Resorts Ltd.

918

74,945

AMOUNT

MGM MIRAGE*

2,591

73,843

Mattel, Inc.

3,543

63,916

REPURCHASE AGREEMENT 0.5%

Tim Hortons, Inc.

2,030

60,149

Repurchase Agreement (Note 4)

Eastman Kodak Co.

3,570

54,907

Credit Suisse Group

Hasbro, Inc.

1,521

52,809

issued 09/30/08 at 0.25%

International Game Technology, Inc.

2,937

50,458

due 10/01/08

$13,015

13,015

Starwood Hotels & Resorts

Total Repurchase Agreement

Worldwide, Inc.

1,777

50,005

(Cost $13,015)

13,015

Royal Caribbean Cruises Ltd.

2,347

48,700

Total Investments 100.3%

Darden Restaurants, Inc.

1,670

47,812

(Cost $2,210,602)

$2,827,266

Burger King Holdings, Inc.

1,739

42,710

Liabilities in Excess of

Marvel Entertainment, Inc.*

1,242

42,402

Other Assets – (0.3)%

$

(8,410)

DreamWorks Animation SKG, Inc. —

Net Assets – 100.0%

$2,818,856

Class A*

1,285

40,413

Wyndham Worldwide Corp.

2,541

39,919

Penn National Gaming, Inc.*

1,405

37,331

Regal Entertainment Group —

Class A

2,256

35,600

Wendy’s/Arby’s Group, Inc. —

Class A

6,428

33,811

Choice Hotels International, Inc.

1,243

33,685

Bally Technologies, Inc.*

1,112

33,671

Brinker International, Inc.

1,853

33,150

WMS Industries, Inc.*

1,075

32,863

Scientific Games Corp. — Class A*

1,402

32,274

CTC Media, Inc.*

2,087

31,305

Panera Bread Co. — Class A*

614

31,253

Polaris Industries, Inc.

684

31,115

Liberty Media Corp - Capital*

2,259

30,225

Gaylord Entertainment Co.*

997

29,282

Pool Corp.

1,233

28,766

Vail Resorts, Inc.*

810

28,309

Jack in the Box, Inc.*

1,333

28,126

Brunswick Corp.

2,175

27,818

Life Time Fitness, Inc.*

874

27,330

Warner Music Group Corp.

3,588

27,269

International Speedway Corp. —

Class A

695

27,042

* Non-Income Producing Security.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

29

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

PRECIOUS METALS FUND

MARKET

FACE

MARKET

SHARES

VALUE

AMOUNT

VALUE

COMMON STOCKS 99.6%

REPURCHASE AGREEMENT 0.6%

Repurchase Agreement (Note 4)

Freeport-McMoRan Copper &

Credit Suisse Group

Gold, Inc.

295,688

$

16,809,863

issued 09/30/08 at 0.25%

Barrick Gold Corp.

422,554

15,524,634

due 10/01/08

$1,165,038

$

1,165,038

Newmont Mining Corp.

393,472

15,250,975

Total Repurchase Agreement

Goldcorp, Inc.

409,939

12,966,371

(Cost $1,165,038)

1,165,038

Agnico-Eagle Mines Ltd.

219,843

12,106,754

Total Investments 114.5%

Kinross Gold Corp.†

577,908

9,315,877

(Cost $165,780,708)

$212,432,893

Yamana Gold, Inc.

1,030,677

8,585,539

Gold Fields Ltd. — SP ADR

875,132

8,392,516

Liabilities in Excess of

AngloGold Ashanti Ltd. —

Other Assets – (14.5)%

$ (26,956,564)

SP ADR

314,461

7,264,049

Net Assets – 100.0%

$185,476,329

Cia de Minas Buenaventura

SA — SP ADR

293,276

6,886,121

Randgold Resources Ltd. —

SP ADR†

163,013

6,688,423

Royal Gold, Inc.†

164,616

5,919,591

Harmony Gold Mining Co.

Ltd. — SP ADR*

594,615

5,755,873

Pan American Silver Corp.*†

250,177

5,561,435

Coeur d’Alene Mines Corp.*†

3,604,232

5,514,475

Iamgold Corp.

959,734

5,393,705

Silver Wheaton Corp.*†

644,727

5,254,525

Eldorado Gold Corp.*

771,217

4,827,818

Hecla Mining Co.*†

973,663

4,556,743

Stillwater Mining Co.*†

758,624

4,407,606

Silver Standard Resources, Inc.*†

237,472

3,925,412

Golden Star Resources Ltd.*†

2,135,245

3,245,572

Novagold Resources, Inc.*†

461,843

3,006,598

Northgate Minerals Corp.*

2,024,544

2,672,398

Allied Nevada Gold Corp.*

325,428

1,861,448

US Gold Corp.*†

1,188,777

1,569,186

Apex Silver Mines Ltd.*†

834,392

1,435,154

Total Common Stocks

(Cost $138,046,476)

184,698,661

SECURITIES LENDING COLLATERAL 14.3%

Mount Vernon Securities Lending

Trust Prime Portfolio (Note 8)

26,569,194

26,569,194

Total Securities Lending Collateral

(Cost $26,569,194)

26,569,194

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2008 — See Note 8.

ADR—American Depository Receipt.

30

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

RETAILING FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.7%

Dick’s Sporting Goods, Inc.*

5,324

$

104,244

J. Crew Group, Inc.*

3,465

98,995

Wal-Mart Stores, Inc.†

20,262

$

1,213,491

priceline.com, Inc.*

1,440

98,539

Home Depot, Inc.

20,880

540,583

Barnes & Noble, Inc.†

3,713

96,835

CVS Caremark Corp.

14,911

501,904

Office Depot, Inc.*

15,729

91,543

Lowe’s Companies, Inc.

20,912

495,405

Williams-Sonoma, Inc.

5,633

91,142

Target Corp.

9,914

486,282

Rent-A-Center, Inc.*

4,083

90,969

Amazon.com, Inc.*

5,895

428,920

Saks, Inc.*†

9,066

83,861

Walgreen Co.

13,163

407,527

IAC/InterActiveCorp*

4,610

79,753

Costco Wholesale Corp.

5,938

385,554

AnnTaylor Stores Corp.*

3,806

78,556

Staples, Inc.

13,690

308,025

Penske Auto Group, Inc.†

6,591

75,599

Kohl’s Corp.*

6,572

302,838

Ticketmaster*

1,848

19,829

Sears Holdings Corp.*

3,220

301,070

Total Common Stocks

Best Buy Company, Inc.

7,922

297,075

(Cost $11,783,516)

12,479,356

The Gap, Inc.

16,212

288,249

TJX Companies, Inc.

8,506

259,603

SECURITIES LENDING COLLATERAL 10.1%

Bed Bath & Beyond, Inc.*

7,223

226,874

Mount Vernon Securities Lending

AutoZone, Inc.*

1,747

215,475

Trust Prime Portfolio (Note 8)

1,271,617

1,271,617

J.C. Penney Company, Inc.

6,450

215,043

Total Securities Lending Collateral

Macy’s, Inc.

11,708

210,510

(Cost $1,271,617)

1,271,617

Sherwin-Williams Co.

3,648

208,520

Liberty Media Corp - Interactive*

15,717

202,906

FACE

Genuine Parts Co.

4,936

198,477

AMOUNT

Limited Brands, Inc.

11,167

193,412

REPURCHASE AGREEMENT 0.5%

Nordstrom, Inc.

6,603

190,298

Repurchase Agreement (Note 4)

Urban Outfitters, Inc.*

5,584

177,962

Credit Suisse Group

Longs Drug Stores Corp.

2,213

167,391

issued 09/30/08 at 0.25%

Ross Stores, Inc.

4,487

165,166

due 10/01/08

$62,202

62,202

GameStop Corp. — Class A*

4,762

162,908

O’Reilly Automotive, Inc.*

5,754

154,035

Total Repurchase Agreement

Tiffany & Co.

4,302

152,807

(Cost $62,202)

62,202

Advance Auto Parts, Inc.

3,744

148,487

Total Investments 110.3%

Petsmart, Inc.

5,954

147,123

(Cost $13,117,335)

$13,813,175

Guess?, Inc.

4,099

142,604

Liabilities in Excess of

American Eagle Outfitters, Inc.

9,235

140,834

Other Assets – (10.3)%

$ (1,293,001)

Family Dollar Stores, Inc.

5,879

139,332

Net Assets – 100.0%

$12,520,174

Dollar Tree, Inc.*

3,776

137,295

CarMax, Inc.*

9,759

136,626

Foot Locker, Inc.

8,370

135,259

Expedia, Inc.*

8,818

133,240

RadioShack Corp.

7,642

132,054

AutoNation, Inc.*

11,137

125,180

LKQ Corp.*

6,850

116,245

Abercrombie & Fitch Co. —

Class A

2,939

115,944

Aeropostale, Inc.*

3,529

113,316

Netflix, Inc.*

3,651

112,743

BJ’s Wholesale Club, Inc.*

2,894

112,461

Big Lots, Inc.*

4,037

112,350

Buckle, Inc.

1,905

105,804

Sally Beauty Holdings, Inc.*†

12,126

104,284

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2008 — See Note 8.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

31

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

TECHNOLOGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.6%

ASML Holding NV

4,124

$

72,624

Nvidia Corp.*

6,691

71,661

Microsoft Corp.

17,625

$

470,412

Baidu.com — SP ADR*

286

70,994

International Business Machines

Amphenol Corp. — Class A

1,765

70,847

Corp.

3,156

369,126

McAfee, Inc.*

2,083

70,739

Cisco Systems, Inc.*

15,870

358,027

Alliance Data Systems Corp.*

1,116

70,732

Hewlett-Packard Co.

7,233

334,454

Broadcom Corp. — Class A*

3,759

70,030

Oracle Corp.*

15,065

305,970

Computer Sciences Corp.*

1,739

69,890

Intel Corp.

15,462

289,603

Amdocs, Ltd.*

2,539

69,518

Google, Inc. — Class A*

642

257,134

Cognizant Technology Solutions

Apple, Inc.*

2,181

247,892

Corp. — Class A*

3,038

69,358

Qualcomm, Inc.

5,711

245,402

Microchip Technology, Inc.

2,293

67,483

SAP AG — SP ADR†

4,550

243,106

Sun Microsystems, Inc.*

8,721

66,280

Nokia Oyj — SP ADR

11,304

210,820

SanDisk Corp.*

3,372

65,923

Taiwan Semiconductor Manufacturing

Affiliated Computer Services, Inc. —

Company Ltd. — SP ADR†

21,369

200,228

Class A*

1,295

65,566

Canon, Inc. — SP ADR

5,050

190,637

NetApp, Inc.*

3,591

65,464

eBay, Inc.*

7,067

158,159

Check Point Software Technologies

Research In Motion Ltd.*

2,159

147,460

Ltd.*†

2,875

65,377

EMC Corp*

12,194

145,840

Seagate Technology

5,390

65,327

Dell, Inc.*

8,729

143,854

Flir Systems, Inc.*

1,690

64,930

Telefonaktiebolaget LM Ericsson —

Iron Mountain, Inc.*

2,643

64,516

SP ADR

15,170

143,053

Flextronics International Ltd.*

8,947

63,345

Automatic Data Processing, Inc.

3,346

143,041

BMC Software, Inc.*

2,181

62,442

Visa, Inc.

2,330

143,039

KLA-Tencor Corp.

1,972

62,414

Accenture Ltd. — Class A

3,732

141,816

Citrix Systems, Inc.*

2,445

61,761

Texas Instruments, Inc.

6,457

138,825

Salesforce.com, Inc.*

1,263

61,129

Adobe Systems, Inc.*

3,426

135,224

SAIC, Inc.*

2,980

60,285

Corning, Inc.

8,359

130,735

Satyam Computer Services Ltd. —

Yahoo!, Inc.*

7,510

129,923

SP ADR†

3,630

58,624

Western Union Co.

5,180

127,791

VeriSign, Inc.*

2,244

58,524

Symantec Corp.*

6,355

124,431

Lam Research Corp.*

1,849

58,225

Applied Materials, Inc.

8,163

123,506

Hewitt Associates, Inc. — Class A*

1,560

56,846

Infosys Technologies Ltd. —

Mettler Toledo International, Inc.*

580

56,840

SP ADR

3,640

121,248

Global Payments, Inc.

1,259

56,479

Motorola, Inc.

16,752

119,609

MEMC Electronic Materials, Inc.*

1,974

55,785

Paychex, Inc.

3,178

104,969

Avnet, Inc.*

2,250

55,417

Intuit, Inc.*

3,253

102,827

National Semiconductor Corp.

3,188

54,865

Juniper Networks, Inc.*

4,565

96,185

Marvell Technology Group Ltd.*

5,886

54,740

Tyco Electronics Ltd.

3,450

95,427

Fidelity National Information

MasterCard, Inc.

534

94,694

Services, Inc.

2,954

54,531

Electronic Arts, Inc.*

2,477

91,624

Advanced Micro Devices, Inc.*

10,253

53,828

Agilent Technologies, Inc.*

3,064

90,878

Western Digital Corp.*

2,503

53,364

CA, Inc.

4,487

89,561

NCR Corp.*

2,409

53,118

Xerox Corp.

7,731

89,138

Teradata Corp.*

2,720

53,040

STMicroelectronics NV — SP ADR

8,583

87,375

DST Systems, Inc.*

946

52,967

AU Optronics Corp. — SP ADR

7,579

86,097

Lexmark International, Inc.*

1,626

52,959

Fiserv, Inc.*

1,758

83,189

Itron, Inc.*

590

52,233

Autodesk, Inc.*

2,387

80,084

Infineon Technologies AG —

Xilinx, Inc.

3,271

76,705

SP ADR*

9,248

51,696

Analog Devices, Inc.

2,893

76,231

LSI Logic Corp.*†

9,482

50,824

Linear Technology Corp.

2,472

75,792

Arrow Electronics, Inc.*

1,936

50,762

Alcatel-Lucent*

19,301

74,116

ANSYS, Inc.*

1,270

48,095

Altera Corp.

3,579

74,014

Trimble Navigation Ltd.*

1,858

48,048

Harris Corp.

1,575

72,765

Ingram Micro, Inc. — Class A*

2,984

47,953

32

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2008

TECHNOLOGY FUND

MARKET

SHARES

VALUE

Synopsys, Inc.*

2,321

$

46,304

Total System Services, Inc.

2,820

46,248

Micron Technology, Inc.*

11,326

45,870

Sunpower Corp.*

636

43,907

Red Hat, Inc.*†

2,905

43,778

Nuance Communications, Inc.*

3,480

42,421

ON Semiconductor Corp.*

6,270

42,385

Equinix, Inc.*†

610

42,371

CommScope, Inc.*

1,110

38,450

Broadridge Financial Solutions, Inc.

2,480

38,167

Akamai Technologies, Inc.*

2,161

37,688

VMware, Inc.*†

1,410

37,562

Brocade Communications Systems,

Inc.*

6,400

37,248

Intersil Corp. — Class A

2,114

35,050

Jabil Circuit, Inc.

3,470

33,104

Nortel Networks Corp.*

7,843

17,568

Cypress Semiconductor Corp.*

2,319

12,105

Total Common Stocks

(Cost $9,241,687)

11,280,660

SECURITIES LENDING COLLATERAL 2.4%

Mount Vernon Securities Lending

Trust Prime Portfolio (Note 8)

276,698

276,698

Total Securities Lending Collateral

(Cost $276,698)

276,698

FACE

AMOUNT

REPURCHASE AGREEMENT 0.5%

Repurchase Agreement (Note 4)

Credit Suisse Group

issued 09/30/08 at 0.25%

due 10/01/08

$57,993

57,993

Total Repurchase Agreement

(Cost $57,993)

57,993

Total Investments 102.5%

(Cost $9,576,378)

$11,615,351

Liabilities in Excess of

Other Assets – (2.5)%

$

(285,778)

Net Assets – 100.0%

$11,329,573

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2008 — See Note 8.

ADR—American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

33

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

TELECOMMUNICATIONS FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.5%

SECURITIES LENDING COLLATERAL 1.6%

Mount Vernon Securities Lending

AT&T, Inc.

19,250

$

537,460

Trust Prime Portfolio (Note 8)

98,892

$

98,892

Cisco Systems, Inc.*

23,308

525,828

Total Securities Lending Collateral

Vodafone Group PLC — SP ADR

18,722

413,756

(Cost $98,892)

98,892

Verizon Communications, Inc.

12,623

405,072

Qualcomm, Inc.

8,385

360,303

FACE

Deutsche Telekom AG — SP ADR

22,530

343,132

AMOUNT

Nokia Oyj — SP ADR

16,598

309,553

America Movil SAB de CV —

REPURCHASE AGREEMENT 0.7%

SP ADR

6,663

308,897

Repurchase Agreement (Note 4)

BCE, Inc.

6,411

222,526

Credit Suisse Group

Research In Motion Ltd.*

3,180

217,194

issued 09/30/08 at 0.25%

Telefonaktiebolaget LM Ericsson —

due 10/01/08

$42,265

42,265

SP ADR

22,270

210,006

Total Repurchase Agreement

Corning, Inc.

12,277

192,012

(Cost $42,265)

42,265

Motorola, Inc.

24,594

175,601

Total Investments 101.8%

American Tower Corp. — Class A*

4,446

159,923

(Cost $4,995,840)

$6,428,339

Sprint Nextel Corp.

25,719

156,886

Liabilities in Excess of

Juniper Networks, Inc.*

6,694

141,043

Other Assets – (1.8)%

$

(112,354)

Crown Castle International Corp.*

3,949

114,403

Net Assets – 100.0%

$6,315,985

Alcatel-Lucent*

28,344

108,841

Harris Corp.

2,301

106,306

Embarq Corp.

2,595

105,227

NII Holdings, Inc. — Class B*

2,711

102,801

Qwest Communications International,

Inc.†

30,181

97,485

Windstream Corp.

8,614

94,237

MetroPCS Communications, Inc.*

6,590

92,194

CenturyTel, Inc.

2,409

88,290

Level 3 Communications, Inc.*

32,269

87,126

Frontier Communications Corp.

7,552

86,848

Tele Norte Leste Participacoes SA —

ADR

4,700

82,062

Leap Wireless International, Inc. —

Class B*

1,845

70,294

U.S. Cellular Corp.*

1,390

65,219

SBA Communications Corp.*

2,505

64,804

CommScope, Inc.*

1,630

56,463

Brocade Communications Systems,

Inc.*

9,400

54,708

Brasil Telecom Participacoes SA —

SP ADR

1,084

52,964

F5 Networks, Inc.*

2,220

51,904

Nortel Networks Corp.*

11,524

25,814

Total Common Stocks

(Cost $4,854,683)

6,287,182

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2008 — See Note 8.

ADR—American Depository Receipt.

34

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

TRANSPORTATION FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.8%

SECURITIES LENDING COLLATERAL 7.1%

Mount Vernon Securities Lending

United Parcel Service, Inc. —

Trust Prime Portfolio (Note 8)

1,665,634

$

1,665,634

Class B

32,701

$

2,056,566

Total Securities Lending Collateral

Union Pacific Corp.

25,650

1,825,254

(Cost $1,665,634)

1,665,634

Burlington Northern Santa Fe Corp.

18,340

1,695,166

Norfolk Southern Corp.

23,489

1,555,207

FACE

FedEx Corp.

19,150

1,513,616

AMOUNT

Canadian National Railway Co.†

29,612

1,416,342

CSX Corp.

20,471

1,117,102

REPURCHASE AGREEMENT 1.6%

Southwest Airlines Co.

67,442

978,583

Repurchase Agreement (Note 4)

CH Robinson Worldwide, Inc.†

16,865

859,440

Credit Suisse Group

Expeditors International of

issued 09/30/08 at 0.25%

Washington, Inc.

21,364

744,322

due 10/01/08

$375,488

375,488

J.B. Hunt Transport Services, Inc.

17,852

595,721

Total Repurchase Agreement

AMR Corp.*

58,002

569,580

(Cost $375,488)

375,488

Kansas City Southern*

12,425

551,173

Total Investments 108.5%

Ryder System, Inc.

8,686

538,532

(Cost $23,582,474)

$25,345,933

Continental Airlines, Inc. —

Liabilities in Excess of

Class B*

32,050

534,594

Other Assets – (8.5)%

$ (1,977,712)

Hertz Global Holdings, Inc.*†

62,566

473,625

Net Assets – 100.0%

$23,368,221

Northwest Airlines Corp.*

52,325

472,495

Delta Air Lines, Inc.*

63,336

471,853

Landstar System, Inc.†

9,794

431,524

Alexander & Baldwin, Inc.

9,211

405,560

Con-way, Inc.

9,135

402,945

Kirby Corp.*

10,582

401,481

JetBlue Airways Corp.*

78,504

388,595

Werner Enterprises, Inc.

17,286

375,279

HUB Group, Inc. — Class A*

9,764

367,615

UTI Worldwide, Inc.

21,399

364,211

Heartland Express, Inc.

23,153

359,334

Knight Transportation, Inc.

20,065

340,503

Genesee & Wyoming, Inc. —

Class A*

8,663

325,036

Old Dominion Freight Line, Inc.*

9,785

277,307

Atlas Air Worldwide Holdings Co.,

Inc.*

6,420

258,790

DryShips Inc.†

7,128

252,973

Genco Shipping & Trading Ltd.†

6,454

214,531

Eagle Bulk Shipping Inc.†

12,192

169,956

Total Common Stocks

(Cost $21,541,352)

23,304,811

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2008 — See Note 8.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

35

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

UTILITIES FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.6%

AGL Resources, Inc.

6,174

$

193,740

Energen Corp.

4,176

189,089

Exelon Corp.

11,523

$

721,570

Vectren Corp.

6,784

188,934

Southern Co.

19,132

721,085

Mirant Corp.*†

10,125

185,186

Dominion Resources, Inc.

14,758

631,347

Southern Union Co.

8,950

184,818

Duke Energy Corp.

35,006

610,155

Sierra Pacific Resources

17,937

171,836

FirstEnergy Corp.

8,115

543,624

Great Plains Energy, Inc.

7,570

168,205

FPL Group, Inc.

10,274

516,782

Constellation Energy Group, Inc.

6,178

150,125

American Electric Power

Ormat Technologies, Inc.

4,013

145,792

Company, Inc.

13,107

485,352

Reliant Energy, Inc.*

17,833

131,073

Entergy Corp.

5,366

477,628

Dynegy Inc.*

33,795

120,986

Consolidated Edison, Inc.

10,934

469,725

Total Common Stocks

PG&E Corp.

12,539

469,586

(Cost $15,235,496)

18,274,939

Public Service Enterprise Group, Inc.

14,125

463,159

Progress Energy, Inc.†

10,325

445,317

SECURITIES LENDING COLLATERAL 10.2%

Sempra Energy

8,804

444,338

Mount Vernon Securities Lending

Edison International

10,489

418,511

Trust Prime Portfolio (Note 8)

1,866,524

1,866,524

PPL Corp.

11,298

418,252

Total Securities Lending Collateral

Xcel Energy, Inc.†

19,048

380,770

(Cost $1,866,524)

1,866,524

Ameren Corp.†

9,303

363,096

DTE Energy Co.†

8,063

323,488

FACE

AES Corp.*†

26,245

306,804

AMOUNT

Wisconsin Energy Corp.

6,680

299,932

REPURCHASE AGREEMENT 0.7%

SCANA Corp.

7,388

287,615

Repurchase Agreement (Note 4)

Allegheny Energy, Inc.

7,797

286,696

Credit Suisse Group

MDU Resources Group, Inc.†

9,830

285,070

issued 09/30/08 at 0.25%

Questar Corp.

6,925

283,371

due 10/01/08

$120,848

120,848

CenterPoint Energy, Inc.

18,859

274,776

Pepco Holdings, Inc.†

11,663

267,199

Total Repurchase Agreement

Northeast Utilities†

10,276

263,579

(Cost $120,848)

120,848

Calpine Corp.*

19,969

259,597

Total Investments 110.5%

NRG Energy, Inc.*†

10,416

257,796

(Cost $17,222,868)

$20,262,311

Pinnacle West Capital Corp.†

7,329

252,191

Liabilities in Excess of

Integrys Energy Group, Inc.

5,045

251,947

Other Assets – (10.5)%

$ (1,922,249)

NSTAR

7,471

250,278

Net Assets – 100.0%

$18,340,062

Puget Energy, Inc.

9,245

246,841

Alliant Energy Corp.

7,505

241,736

NiSource, Inc.

16,330

241,031

Equitable Resources, Inc.

6,154

225,729

Hawaiian Electric Industries, Inc.†

7,675

223,419

Piedmont Natural Gas Co.†

6,929

221,451

OGE Energy Corp.

7,030

217,086

Aqua America, Inc.

12,090

214,960

National Fuel Gas Co.†

5,075

214,064

Oneok, Inc.

6,189

212,902

UGI Corp.

8,220

211,912

TECO Energy, Inc.

13,393

210,672

DPL, Inc.†

8,439

209,287

Westar Energy, Inc.

9,051

208,535

CMS Energy Corp.†

16,606

207,077

Atmos Energy Corp.

7,675

204,309

ITC Holdings Corp.†

3,931

203,508

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2008 — See Note 8.

36

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

This page intentionally left blank.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

37

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

Basic

Bio-

Consumer

Banking

Materials

technology

Products

Fund

Fund

Fund

Fund

ASSETS

Investment Securities

$ 24,662,963

$

50,819,930

$

96,928,148

$ 22,861,813

Repurchase Agreements

299,237

521,524

202,446

41,585

Total Investments

24,962,200

51,341,454

97,130,594

22,903,398

Cash

—

1,405

—

—

Receivable for Securities Sold

—

—

851,320

—

Receivable for Fund Shares Sold

249,659

418,616

91,403

46,115

Investment Income Receivable

78,126

82,709

35

81,109

Total Assets

25,289,985

51,844,184

98,073,352

23,030,622

LIABILITIES

Payable upon Return of Securities Loaned

638,933

1,069,448

7,182,660

268,570

Payable for Securities Purchased

148,448

—

—

—

Payable for Fund Shares Redeemed

259,331

773,162

895,491

68,041

Investment Advisory Fees Payable

13,316

44,423

73,535

16,722

Transfer Agent and Administrative Fees Payable

3,917

13,066

21,628

4,918

Distribution and Service Fees Payable

5,462

8,996

9,700

4,881

Portfolio Accounting Fees Payable

1,567

5,226

8,651

1,967

Custody Fees Payable

550

1,855

2,623

711

Overdraft Due to Custodian Bank

—

—

—

—

Other Liabilities

6,500

67,278

47,626

12,072

Total Liabilities

1,078,024

1,983,454

8,241,914

377,882

NET ASSETS

$ 24,211,961

$

49,860,730

$

89,831,438

$ 22,652,740

NET ASSETS CONSIST OF

Paid-In Capital

$ 77,068,012

$

71,525,747

$ 233,361,160

$ 35,782,847

Undistributed Net Investment Income (Loss)

517,205

405,229

(295,454)

522,230

Accumulated Net Realized Loss on Investments

(55,206,091)

(27,131,225)

(178,660,398)

(16,903,191)

Net Unrealized Appreciation on Investments

1,832,835

5,060,979

35,426,130

3,250,854

NET ASSETS

$ 24,211,961

$

49,860,730

$

89,831,438

$ 22,652,740

Investor Class

$ 12,829,101

$

34,519,163

$

73,068,251

$ 11,227,242

Advisor Class

6,775,956

4,650,007

7,672,176

5,070,079

A-Class

1,302,038

4,595,397

4,395,518

3,758,841

C-Class

3,304,866

6,096,163

4,695,493

2,596,578

SHARES OUTSTANDING

Investor Class

1,964,273

906,027

3,128,318

323,626

Advisor Class

1,109,933

127,980

347,553

153,359

A-Class

210,886

124,968

197,330

112,540

C-Class

553,599

172,836

216,882

80,643

NET ASSET VALUES

Investor Class

$6.53

$38.10

$23.36

$34.69

Advisor Class

6.10

36.33

22.07

33.06

A-Class

6.17

36.77

22.27

33.40

A-Class Maximum Offering Price*

6.48

38.60

23.38

35.07

C-Class

5.97

35.27

21.65

32.20

Cost of Investments

$ 23,129,365

$

46,280,475

$

61,704,464

$ 19,652,544

*

Net asset value adjusted for the maximum sales charge of 4.75% of offering price, calculated NAV/(1-4.75%).

38

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

September 30, 2008

Energy

Financial

Health

Precious

Electronics

Energy

Services

Services

Care

Internet

Leisure

Metals

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$

7,622,335

$

84,592,320

$159,091,944

$ 15,603,910

$ 45,011,690

$

2,958,885

$

2,814,251

$211,267,855

32,884

—

15,721

79,397

—

21,670

13,015

1,165,038

7,655,219

84,592,320

159,107,665

15,683,307

45,011,690

2,980,555

2,827,266

212,432,893

—

—

—

1,269

—

—

—

19,057

—

5,500,096

1,698,390

—

852,194

—

—

—

226,374

80,878

69,355

142,216

35,667

2,800

503,270

1,342,269

470

43,963

68,991

42,554

69,532

—

1,916

9,090

7,882,063

90,217,257

160,944,401

15,869,346

45,969,083

2,983,355

3,332,452

213,803,309

338,218

4,061,970

20,196,614

151,435

288,825

96,197

—

26,569,194

201,295

—

—

—

—

—

492,078

—

9,945

1,305,271

1,857,789

203,226

369,960

7,705

13,335

1,490,252

5,721

68,462

112,690

10,872

60,551

2,689

2,911

109,118

1,683

20,136

33,144

3,198

17,809

791

856

36,373

1,392

17,302

26,365

3,771

9,955

1,120

1,157

15,766

673

8,054

13,258

1,279

7,124

316

342

14,549

202

2,416

6,770

801

2,385

111

103

4,365

—

3,664,954

—

—

299,684

—

—

—

6,314

60,732

94,603

6,921

31,044

4,028

2,814

87,363

565,443

9,209,297

22,341,233

381,503

1,087,337

112,957

513,596

28,326,980

$

7,316,620

$

81,007,960

$138,603,168

$ 15,487,843

$ 44,881,746

$

2,870,398

$

2,818,856

$185,476,329

$ 170,202,667

$

66,830,929

$164,962,132

$ 60,321,603

$ 71,095,918

$ 39,895,639

$ 17,952,916

$183,556,008

(6,128)

(139,073)

(811,580)

379,395

(17,593)

14,365

(4,587)

(537,623)

(164,914,943)

(14,224,236)

(64,152,327)

(46,733,583)

(31,732,203)

(38,312,717)

(15,746,137)

(44,194,241)

2,035,024

28,540,340

38,604,943

1,520,428

5,535,624

1,273,111

616,664

46,652,185

$

7,316,620

$

81,007,960

$138,603,168

$ 15,487,843

$ 44,881,746

$

2,870,398

$

2,818,856

$185,476,329

$

5,008,147

$

52,269,188

$

93,127,418

$

7,167,106

$ 29,672,931

$

1,204,142

$

1,447,796

$160,175,768

1,079,993

8,056,513

13,319,863

1,723,362

5,757,633

954,883

1,052,367

3,879,988

309,868

7,242,380

13,526,598

1,838,934

1,945,698

80,312

80,431

6,066,438

918,612

13,439,879

18,629,289

4,758,441

7,505,484

631,061

238,262

15,354,135

584,914

2,272,015

1,923,081

813,783

2,095,466

36,951

56,685

3,415,752

133,184

367,563

288,611

204,296

429,088

30,647

43,584

84,802

37,822

327,000

289,823

215,788

143,690

2,551

3,301

131,274

115,582

631,480

413,874

581,060

572,821

20,833

10,027

351,883

$8.56

$23.01

$48.43

$8.81

$14.16

$32.59

$25.54

$46.89

8.11

21.92

46.15

8.44

13.42
31.16

24.15

45.75

8.19

22.15

46.67

8.52

13.54

31.48

24.37

46.21

8.60

23.25

49.00

8.94

14.22

33.05

25.59

48.51

7.95

21.28

45.01

8.19

13.10

30.29

23.76

43.63

$

5,620,195

$

56,051,980

$120,502,722

$ 14,162,879

$ 39,476,066

$

1,707,444

$

2,210,602

$165,780,708

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

39

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (concluded)

Telecom-

Retailing

Technology

munications

Transportation

Fund

Fund

Fund

Fund

ASSETS

Investment Securities

$ 13,750,973

$

11,557,358

$

6,386,074

$ 24,970,445

Repurchase Agreements

62,202

57,993

42,265

375,488

Total Investments

13,813,175

11,615,351

6,428,339

25,345,933

Cash

—

—

—

6,993

Receivable for Securities Sold

—

—

—

962,535

Receivable for Fund Shares Sold

516,649

32,823

249,691

782,670

Investment Income Receivable

7,397

4,252

7,309

23,271

Total Assets

14,337,221

11,652,426

6,685,339

27,121,402

LIABILITIES

Payable upon Return of Securities Loaned

1,271,617

276,698

98,892

1,665,634

Payable for Securities Purchased

488,023

—

252,349

—

Payable for Fund Shares Redeemed

37,559

18,391

1,575

2,046,343

Investment Advisory Fees Payable

9,860

9,873

5,430

18,358

Transfer Agent and Administrative Fees Payable

2,900

2,904

1,597

5,400

Distribution and Service Fees Payable

2,016

3,215

2,255

2,706

Portfolio Accounting Fees Payable

1,160

1,162

639

2,160

Custody Fees Payable

352

348

203

785

Other Liabilities

3,560

10,262

6,414

11,795

Total Liabilities

1,817,047

322,853

369,354

3,753,181

NET ASSETS

$ 12,520,174

$

11,329,573

$

6,315,985

$ 23,368,221

NET ASSETS CONSIST OF

Paid-In Capital

$ 47,261,850

$

87,735,309

$

45,530,734

$ 43,472,962

Undistributed Net Investment Income (Loss)

(14,043)

(50,072)

202,344

(7,508)

Accumulated Net Realized Loss on Investments

(35,423,473)

(78,394,637)

(40,849,592)

(21,860,692)

Net Unrealized Appreciation on Investments

695,840

2,038,973

1,432,499

1,763,459

NET ASSETS

$ 12,520,174

$

11,329,573

$

6,315,985

$ 23,368,221

Investor Class

$ 10,228,395

$

6,766,597

$

3,765,415

$ 18,959,354

Advisor Class

972,574

1,684,267

751,087

2,032,212

A-Class

53,096

558,813

141,219

431,362

C-Class

1,266,109

2,319,896

1,658,264

1,945,293

SHARES OUTSTANDING

Investor Class

959,293

656,236

269,202

809,221

Advisor Class

95,234

170,935

56,394

92,919

A-Class

5,147

56,405

10,544

19,523

C-Class

128,017

241,147

127,655

88,726

NET ASSET VALUES

Investor Class

$10.66

$10.31

$13.99

$23.43

Advisor Class

10.21

9.85

13.32

21.87

A-Class

10.32

9.91

13.39

22.09

A-Class Maximum Offering Price*

10.83

10.40

14.06

23.19

C-Class

9.89

9.62

12.99

21.92

Cost of Investments

$ 13,117,335

$

9,576,378

$

4,995,840

$ 23,582,474

*

Net asset value adjusted for the maximum sales charge of 4.75% of offering price, calculated NAV/(1-4.75%).

40

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

September 30, 2008

Utilities

Fund

$20,141,463

120,848

20,262,311

—

113,509

230,034

39,649

20,645,503

1,866,524

—

399,992

13,229

3,891

6,240

1,556

541

13,468

2,305,441

$18,340,062

$20,273,121

210,675

(5,183,177)

3,039,443

$18,340,062

$

5,383,962

4,044,476

3,128,253

5,783,371

207,700

163,657

125,219

243,971

$25.92

24.71

24.98

26.23

23.71

$17,222,868

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

41

STATEMENTS OF OPERATIONS (Unaudited)

Basic

Bio-

Consumer

Banking

Materials

technology

Products

Fund

Fund

Fund

Fund

INVESTMENT INCOME

Interest

$

668

$

7,888

$

4,103

$

1,503

Income from Securities Lending, net

14,811

91,063

83,176

5,551

Dividends, Net of Foreign Tax Withheld

330,710

1,238,111

316,808

308,133

Total Income

346,189

1,337,062

404,087

315,187

EXPENSES

Investment Advisory Fees

62,168

681,692

402,522

92,886

Transfer Agent and Administrative Fees

18,285

200,498

118,389

27,320

Distribution & Service Fees:

Advisor Class

5,821

29,416

18,595

12,941

A-Class

1,240

9,391

4,158

2,958

C-Class

16,079

61,854

23,475

18,921

Portfolio Accounting Fees

7,314

80,199

47,355

10,928

Registration Fees

2,089

37,045

16,613

7,936

Trustees’ Fees*

543

8,873

3,787

1,415

Custody Fees

2,750

21,664

18,922

3,392

Miscellaneous

7,662

68,466

45,725

6,071

Total Expenses

123,951

1,199,098

699,541

184,768

Net Investment Income (Loss)

222,238

137,964

(295,454)

130,419

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investment Securities

(5,117,952)

709,862

(4,659,638)

(521,256)

Total Net Realized Gain (Loss)

(5,117,952)

709,862

(4,659,638)

(521,256)

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

1,004,166

(28,474,219)

8,113,809

(1,635,388)

Net Change in Unrealized Appreciation (Depreciation)

1,004,166

(28,474,219)

8,113,809

(1,635,388)

Net Gain (Loss) on Investments

(4,113,786)

(27,764,357)

3,454,171

(2,156,644)

Net Increase (Decrease) in Net Assets from Operations

$(3,891,548)

$(27,626,393)

$ 3,158,717

$(2,026,225)

Foreign Tax Withheld

$

3,962

$

25,739

$

—

$

2,944

*

Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

42

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Period Ended September 30, 2008

Energy

Financial

Health

Precious

Electronics

Energy

Services

Services

Care

Internet

Leisure

Metals

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$

881

$

6,675

$

11,462

$

703

$

2,739

$

415

$

322

$

11,831

10,883

55,337

97,071

9,238

16,742

4,522

4,310

119,613

79,495

900,360

674,753

228,631

414,475

14,906

31,813

653,399

91,259

962,372

783,286

238,572

433,956

19,843

36,445

784,843

54,618

587,106

855,512

58,986

245,423

29,712

22,153

687,290

16,064

172,678

251,621

17,349

72,183

8,739

6,516

229,097

2,672

37,342

48,975

5,196

22,334

3,499

3,402

25,081

145

9,368

19,113

1,880

1,085

215

189

11,431

6,647

108,698

145,548

14,457

32,866

5,592

1,757

124,202

6,426

69,071

100,573

6,939

28,873

3,495

2,606

91,639

3,875

28,102

41,192

3,234

9,974

3,365

1,788

44,898

762

6,852

9,767

653

2,004

569

339

9,860

1,702

19,137

31,385

2,365

8,852

1,010

726

24,109

4,476

63,091

91,180

5,861

27,955

1,031

1,556

74,859

97,387

1,101,445

1,594,866

116,920

451,549

57,227

41,032

1,322,466

(6,128)

(139,073)

(811,580)

121,652

(17,593)

(37,384)

(4,587)

(537,623)

(962,344)

(2,791,479)

(11,987,884)

(1,914,957)

(2,651,358)

311,834

(191,482)

(4,599,895)

(962,344)

(2,791,479)

(11,987,884)

(1,914,957)

(2,651,358)

311,834

(191,482)

(4,599,895)

(1,247,762)

(19,766,964)

(33,213,095)

347,136

(1,908,299)

(819,198)

(989,021)

(61,749,966)

(1,247,762)

(19,766,964)

(33,213,095)

347,136

(1,908,299)

(819,198)

(989,021)

(61,749,966)

(2,210,106)

(22,558,443)

(45,200,979)

(1,567,821)

(4,559,657)

(507,364)

(1,180,503)

(66,349,861)

$(2,216,234)

$(22,697,516)

$(46,012,559)

$(1,446,169)

$(4,577,250)

$(544,748)

$(1,185,090)

$(66,887,484)

$

7,636

$

18,247

$

—

$

5,745

$

14,857

$

—

$

—

$

28,316

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

43

STATEMENTS OF OPERATIONS (Unaudited) (concluded)

Telecom-

Retailing

Technology

munications

Transportation

Fund

Fund

Fund

Fund

INVESTMENT INCOME

Interest

$

561

$

1,416

$

427

$

1,879

Income from Securities Lending, net

6,112

12,451

5,201

15,629

Dividends, Net of Foreign Tax Withheld

36,493

111,036

191,618

178,750

Total Income

43,166

124,903

197,246

196,258

EXPENSES

Investment Advisory Fees

29,525

91,460

45,838

114,462

Transfer Agent and Administrative Fees

8,684

26,900

13,482

33,665

Distribution & Service Fees:

Advisor Class

2,504

9,128

4,178

8,679

A-Class

111

864

394

487

C-Class

6,836

17,360

14,436

10,689

Portfolio Accounting Fees

3,473

10,760

5,393

13,466

Registration Fees

1,381

5,890

5,325

3,800

Trustees’ Fees*

287

1,225

924

962

Custody Fees

1,206

3,230

1,578

3,767

Miscellaneous

3,202

8,158

1,409

14,139

Total Expenses

57,209

174,975

92,957

204,116

Net Investment Income (Loss)

(14,043)

(50,072)

104,289

(7,858)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investment Securities

(989,706)

(1,418,122)

557,961

(3,139,200)

Total Net Realized Gain (Loss)

(989,706)

(1,418,122)

557,961

(3,139,200)

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

(887,988)

(1,484,904)

(2,667,451)

(204,450)

Net Change in Unrealized Appreciation (Depreciation)

(887,988)

(1,484,904)

(2,667,451)

(204,450)

Net Loss on Investments

(1,877,694)

(2,903,026)

(2,109,490)

(3,343,650)

Net Decrease in Net Assets from Operations

$(1,891,737)

$ (2,953,098)

$(2,005,201)

$(3,351,508)

Foreign Tax Withheld

$

—

$

10,392

$

13,504

$

1,954

*

Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

44

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Period Ended September 30, 2008

Utilities

Fund

$

1,201

8,419

438,889

448,509

117,479

34,553

9,307

3,787

35,370

13,821

7,861

1,630

3,917

10,109

237,834

210,675

(883,596)

(883,596)

(2,278,958)

(2,278,958)

(3,162,554)

$(2,951,879)

$

—

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

45

STATEMENTS OF CHANGES IN NET ASSETS

Basic

Banking Fund

Materials Fund

Period

Year

Period

Year

Ended

Ended

Ended

Ended

September 30,

March 31,

September 30,

March 31,

2008†

2008

2008†

2008

FROM OPERATIONS

Net Investment Income (Loss)

$

222,238

$

294,966

$

137,964

$

261,175

Net Realized Gain (Loss) on Investments

(5,117,952)

(4,869,053)

709,862

(4,600,233)

Net Change in Unrealized Appreciation (Depreciation) on Investments

1,004,166

(842,133)

(28,474,219)

18,153,290

Net Increase (Decrease) in Net Assets from Operations

(3,891,548)

(5,416,220)

(27,626,393)

13,814,232

Distributions to Shareholders from:

Net Investment Income

Investor Class

—

(98,571)

—

(165,464)

Advisor Class

—

(6,043)

—

(21,758)

A-Class

—

(9,992)

—

(12,589)

C-Class

—

(19,529)

—

(21,169)

Realized Gain on Investments

Investor Class

—

—

—

—

Advisor Class

—

—

—

—

A-Class

—

—

—

—

C-Class

—

—

—

—

Total Distributions to Shareholders

—

(134,135)

—

(220,980)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

Investor Class

103,189,103

203,166,852

197,704,111

439,272,110

Advisor Class

18,450,995

21,640,798

18,105,181

54,726,975

A-Class

4,546,477

1,436,715

2,472,547

13,027,976

C-Class

16,024,042

18,442,782

15,526,938

49,665,852

Value of Shares Purchased through Dividend Reinvestment

Investor Class

—

93,964

—

152,731

Advisor Class

—

5,828

—

20,952

A-Class

—

9,633

—

10,167

C-Class

—

19,077

—

19,950

Cost of Shares Redeemed

Investor Class

(95,234,901)

(201,370,951)

(262,607,434)

(396,951,253)

Advisor Class

(12,122,088)

(21,521,627)

(23,273,560)

(60,576,786)

A-Class

(3,436,122)

(837,855)

(3,106,884)

(9,173,446)

C-Class

(15,751,919)

(17,529,872)

(19,811,946)

(45,239,675)

Net Increase (Decrease) in Net Assets From Share Transactions

15,665,587

3,555,344

(74,991,047)

44,955,553

Net Increase (Decrease) in Net Assets

11,774,039

(1,995,011)

(102,617,440)

58,548,805

NET ASSETS—BEGINNING OF PERIOD

12,437,922

14,432,933

152,478,170

93,929,365

NET ASSETS—END OF PERIOD

$ 24,211,961

$

12,437,922

$

49,860,730

$ 152,478,170

Undistributed Net Investment Income (Loss)—End of Period

$

517,205

$

294,967

$

405,229

$

267,265

†

Unaudited

46

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Biotechnology

Consumer

Electronics

Energy

Fund

Products Fund

Fund

Fund

Period

Year

Period

Year

Period

Year

Period

Year

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

2008†

2008

2008†

2008

2008†

2008

2008†

2008

$

(295,454)

$

(803,226)

$

130,419

$

391,809

$

(6,128)

$

(117,811)

$

(139,073)

$

(455,175)

(4,659,638)

8,483,131

(521,256)

(400,491)

(962,344)

(38,543)

(2,791,479)

12,292,100

8,113,809

(5,396,782)

(1,635,388)

(2,401,918)

(1,247,762)

(5,411,072)

(19,766,964)

5,885,819

3,158,717

2,283,123

(2,026,225)

(2,410,600)

(2,216,234)

(5,567,426)

(22,697,516)

17,722,744

—

—

—

(321,818)

—

—

—

—

—

—

—

(111,506)

—

—

—

—

—

—

—

(20,984)

—

—

—

—

—

—

—

(30,543)

—

—

—

—

—

—

—

—

—

—

—

(1,578,479)

—

—

—

—

—

—

—

(519,390)

—

—

—

—

—

—

—

(168,071)

—

—

—

—

—

—

—

(666,174)

—

—

—

(484,851)

—

—

—

(2,932,114)

232,695,256

183,304,085

67,513,563

151,791,697

54,290,962

215,488,751

240,111,299

287,360,532

23,762,782

32,423,444

10,864,275

56,728,350

5,858,836

26,169,260

25,445,789

44,333,359

3,489,476

2,961,797

4,232,999

1,616,504

384,134

111,227

5,775,061

6,365,023

20,182,052

25,354,829

7,689,515

11,122,974

13,580,745

34,632,029

27,912,505

66,709,476

—

—

—

316,700

—

—

—

1,496,122

—

—

—

104,700

—

—

—

499,301

—

—

—

19,917

—

—

—

158,240

—

—

—

29,764

—

—

—

624,378

(210,308,839)

(199,452,087)

(63,981,755)

(163,567,156)

(57,414,059)

(216,091,092)

(233,455,086)

(308,834,979)

(20,474,603)

(33,603,351)

(10,704,221)

(55,915,348)

(5,035,267)

(26,889,511)

(33,995,700)

(44,143,704)

(1,461,546)

(1,367,300)

(1,873,620)

(3,923,949)

(118,524)

(130,645)

(3,677,572)

(4,229,618)

(19,119,571)

(24,185,847)

(8,753,757)

(12,711,020)

(13,462,216)

(36,168,055)

(32,815,143)

(68,472,728)

28,765,007

(14,564,430)

4,986,999

(14,386,867)

(1,915,389)

(2,878,036)

(4,698,847)

(18,134,598)

31,923,724

(12,281,307)

2,960,774

(17,282,318)

(4,131,623)

(8,445,462)

(27,396,363)

(3,343,968)

57,907,714

70,189,021

19,691,966

36,974,284

11,448,243

19,893,705

108,404,323

111,748,291

$

89,831,438

$

57,907,714

$ 22,652,740

$

19,691,966

$

7,316,620

$

11,448,243

$

81,007,960

$ 108,404,323

$

(295,454)

$

—

$

522,230

$

391,811

$

(6,128)

$

—

$

(139,073)

$

—

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

47

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Energy Services

Financial Services

Fund

Fund

Period

Year

Period

Year

Ended

Ended

Ended

Ended

September 30,

March 31,

September 30,

March 31,

2008†

2008

2008†

2008

FROM OPERATIONS

Net Investment Income (Loss)

$

(811,580)

$

(1,889,075)

$

121,652

$

257,743

Net Realized Gain (Loss) on Investments

(11,987,884)

20,207,317

(1,914,957)

(4,179,459)

Net Change in Unrealized Appreciation (Depreciation) on Investments

(33,213,095)

12,541,125

347,136

(2,588,828)

Net Increase (Decrease) in Net Assets from Operations

(46,012,559)

30,859,367

(1,446,169)

(6,510,544)

Distributions to Shareholders from:

Net Investment Income

Investor Class

—

—

—

(139,823)

Advisor Class

—

—

—

(32,761)

A-Class

—

—

—

(10,414)

C-Class

—

—

—

(47,595)

Total Distributions to Shareholders

—

—

—

(230,593)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

Investor Class

306,849,086

516,306,399

71,514,741

178,520,044

Advisor Class

27,887,783

62,191,229

7,314,902

16,984,925

A-Class

14,967,963

21,824,266

1,338,727

5,818,516

C-Class

24,286,060

58,602,325

14,575,052

19,379,048

Value of Shares Purchased through Dividend Reinvestment

Investor Class

—

—

—

99,191

Advisor Class

—

—

—

20,165

A-Class

—

—

—

10,414

C-Class

—

—

—

46,687

Cost of Shares Redeemed

Investor Class

(262,496,841)

(543,513,435)

(68,727,340)

(192,752,012)

Advisor Class

(26,632,722)

(68,802,543)

(7,218,426)

(30,824,724)

A-Class

(8,229,818)

(18,489,295)

(603,515)

(5,001,171)

C-Class

(31,401,019)

(59,576,438)

(12,070,725)

(20,681,664)

Net Increase (Decrease) in Net Assets From Share Transactions

45,230,492

(31,457,492)

6,123,416

(28,380,581)

Net Increase (Decrease) in Net Assets

(782,067)

(598,125)

4,677,247

(35,121,718)

NET ASSETS—BEGINNING OF PERIOD

139,385,235

139,983,360

10,810,596

45,932,314

NET ASSETS—END OF PERIOD

$ 138,603,168

$ 139,385,235

$ 15,487,843

$

10,810,596

Undistributed Net Investment Income (Loss)—End of Period

$

(811,580)

$

—

$

379,395

$

257,743

†

Unaudited

48

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Health Care

Internet

Leisure

Precious

Fund

Fund

Fund

Metals Fund

Period

Year

Period

Year

Period

Year

Period

Year

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

2008†

2008

2008†

2008

2008†

2008

2008†

2008

$

(17,593)

$

(215,989)

$

(37,384)

$

101,522

$

(4,587)

$

(8,462)

$

(537,623)

$

(1,400,490)

(2,651,358)

509,538

311,834

(2,901,982)

(191,482)

2,014,268

(4,599,895)

28,380,022

(1,908,299)

(3,879,926)

(819,198)

(1,008,378)

(989,021)

(3,003,499)

(61,749,966)

10,721,531

(4,577,250)

(3,586,377)

(544,748)

(3,808,838)

(1,185,090)

(997,693)

(66,887,484)

37,701,063

—

—

—

(24,448)

—

—

—

—

—

—

—

(12,991)

—

—

—

—

—

—

—

(942)

—

—

—

—

—

—

—

(11,619)

—

—

—

—

—

—

—

(50,000)

—

—

—

—

241,583,572

170,424,221

17,466,629

144,300,520

39,365,199

62,178,348

462,859,634

856,256,103

19,996,371

42,157,203

4,242,940

32,142,870

6,490,223

18,862,916

23,331,781

50,461,624

1,589,110

849,342

172,706

548,167

13,601

190,020

6,612,574

15,380,251

17,342,831

30,999,619

15,261,101

17,504,124

111,622

3,634,670

72,233,754

107,551,122

—

—

—

24,215

—

—

—

—

—

—

—

11,073

—

—

—

—

—

—

—

834

—

—

—

—

—

—

—

11,489

—

—

—

—

(229,737,426)

(180,573,385)

(20,159,100)

(142,710,703)

(40,431,207)

(67,256,920)

(400,371,463)

(886,454,565)

(27,278,139)

(45,283,724)

(4,436,709)

(30,916,073)

(6,732,494)

(21,995,823)

(27,761,568)

(48,200,441)

(305,369)

(854,546)

(175,903)

(542,355)

(112,445)

(2,184,788)

(8,610,962)

(10,353,561)

(15,299,514)

(33,307,674)

(16,408,598)

(16,578,965)

(231,185)

(6,222,325)

(74,782,041)

(110,015,752)

7,891,436

(15,588,944)

(4,036,934)

3,795,196

(1,526,686)

(12,793,902)

53,511,709

(25,375,219)

3,314,186

(19,175,321)

(4,581,682)

(63,642)

(2,711,776)

(13,791,595)

(13,375,775)

12,325,844

41,567,560

60,742,881

7,452,080

7,515,722

5,530,632

19,322,227

198,852,104

186,526,260

$

44,881,746

$

41,567,560

$

2,870,398

$

7,452,080

$

2,818,856

$

5,530,632

$ 185,476,329

$ 198,852,104

$

(17,593)

$

—

$

14,365

$

51,749

$

(4,587)

$

—

$

(537,623)

$

—

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

49

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

Retailing

Technology

Fund

Fund

Period

Year

Period

Year

Ended

Ended

Ended

Ended

September 30,

March 31,

September 30,

March 31,

2008†

2008

2008†

2008

FROM OPERATIONS

Net Investment Income (Loss)

$

(14,043)

$

(51,033)

$

(50,072)

$

(277,462)

Net Realized Gain (Loss) on Investments

(989,706)

566,519

(1,418,122)

(1,443,937)

Net Change in Unrealized Appreciation (Depreciation) on Investments

(887,988)

(2,210,637)

(1,484,904)

(674,525)

Net Decrease in Net Assets from Operations

(1,891,737)

(1,695,151)

(2,953,098)

(2,395,924)

Distributions to Shareholders from:

Net Investment Income

Investor Class

—

—

—

—

Advisor Class

—

—

—

—

A-Class

—

—

—

—

C-Class

—

—

—

—

Total Distributions to Shareholders

—

—

—

—

SHARE TRANSACTIONS

Proceeds from Shares Purchased

Investor Class

42,665,156

95,906,677

56,292,831

146,891,214

Advisor Class

7,353,915

15,058,156

7,835,690

18,854,281

A-Class

42,395

58,665

500,302

5,217,961

C-Class

896,984

4,756,786

12,781,671

19,349,832

Value of Shares Purchased through Dividend Reinvestment

Investor Class

—

—

—

—

Advisor Class

—

—

—

—

A-Class

—

—

—

—

C-Class

—

—

—

—

Cost of Shares Redeemed

Investor Class

(33,970,474)

(95,675,235)

(57,499,947)

(149,463,648)

Advisor Class

(7,038,555)

(16,896,896)

(7,831,904)

(21,492,964)

A-Class

(83,484)

(307,600)

(384,782)

(4,861,496)

C-Class

(797,895)

(5,720,387)

(12,398,494)

(18,008,540)

Net Increase (Decrease) in Net Assets From Share Transactions

9,068,042

(2,819,834)

(704,633)

(3,513,360)

Net Increase (Decrease) in Net Assets

7,176,305

(4,514,985)

(3,657,731)

(5,909,284)

NET ASSETS—BEGINNING OF PERIOD

5,343,869

9,858,854

14,987,304

20,896,588

NET ASSETS—END OF PERIOD

$ 12,520,174

$

5,343,869

$ 11,329,573

$

14,987,304

Undistributed Net Investment Income (Loss)—End of Period

$

(14,043)

$

—

$

(50,072)

$

—

†

Unaudited

50

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Telecommunications

Transportation

Utilities

Fund

Fund

Fund

Period

Year

Period

Year

Period

Year

Ended

Ended

Ended

Ended

Ended

Ended

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

2008†

2008

2008†

2008

2008†

2008

$

104,289

$

97,854

$

(7,858)

$

350

$

210,675

$

654,782

557,961

201,874

(3,139,200)

295,047

(883,596)

6,356,354

(2,667,451)

(3,038,765)

(204,450)

(2,961,457)

(2,278,958)

(9,572,561)

(2,005,201)

(2,739,037)

(3,351,508)

(2,666,060)

(2,951,879)

(2,561,425)

—

(18,694)

—

—

—

(430,333)

—

(2,783)

—

—

—

(157,597)

—

(1,872)

—

—

—

(75,704)

—

(7,181)

—

—

—

(136,366)

—

(30,530)

—

—

—

(800,000)

22,068,894

180,185,204

124,655,089

174,508,871

86,685,829

241,295,818

6,291,867

30,857,598

8,427,872

20,140,716

13,681,551

38,052,494

81,573

2,611,638

590,932

220,459

1,577,326

3,401,360

12,652,091

33,656,940

24,099,260

24,674,026

29,265,364

45,508,020

—

17,996

—

—

—

414,442

—

2,585

—

—

—

138,212

—

1,794

—

—

—

66,425

—

7,112

—

—

—

113,760

(28,289,178)

(184,156,771)

(119,824,470)

(162,218,237)

(91,095,992)

(312,890,132)

(6,035,991)

(36,543,698)

(11,379,435)

(17,650,375)

(12,050,961)

(46,606,744)

(355,110)

(4,094,776)

(342,323)

(449,412)

(1,097,739)

(4,889,499)

(13,359,076)

(34,681,335)

(23,152,258)

(28,483,367)

(31,842,011)

(46,922,835)

(6,944,930)

(12,135,713)

3,074,667

10,742,681

(4,876,633)

(82,318,679)

(8,950,131)

(14,905,280)

(276,841)

8,076,621

(7,828,512)

(85,680,104)

15,266,116

30,171,396

23,645,062

15,568,441

26,168,574

111,848,678

$

6,315,985

$

15,266,116

$

23,368,221

$

23,645,062

$ 18,340,062

$

26,168,574

$

202,344

$

98,055

$

(7,508)

$

350

$

210,675

$

—

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

51

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

in Net Assets

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Banking Fund Investor Class

September 30, 2008Δ

$

7.56

$

.11

$

(1.14)

$

(1.03)

$

—

$

—

$

—

$

(1.03)

$

6.53

(13.62)%

1.38%**

3.32%**

582%

$ 12,829

March 31, 2008

11.03

.25

(3.62)

(3.37)

(.10)

—

(.10)

(3.47)

7.56

(30.69)%

1.37%

2.59%

1,417%

7,035

March 31, 2007

10.86

.20

.05

.25

(.08)

—

(.08)

.17

11.03

2.24%

1.32%

1.79%

954%

9,229

March 31, 2006

10.17

.16

.69

.85

(.16)

—

(.16)

.69

10.86

8.41%

1.34%

1.48%

1,834%

8,713

March 31, 2005

10.25

.13

.05

.18

(.26)

—

(.26)

(.08)

10.17

1.61%

1.34%

1.26%

1,692%

4,899

March 31, 2004

7.30

.14

2.89

3.03

(.08)

—

(.08)

2.95

10.25

41.53%

1.36%

1.51%

1,435%

12,504

Banking Fund Advisor Class

September 30, 2008Δ

7.07

.09

(1.06)

(.97)

—

—

—

(.97)

6.10

(13.72)%

1.87%**

3.02%**

582%

6,776

March 31, 2008

10.39

.20

(3.42)

(3.22)

(.10)

—

(.10)

(3.32)

7.07

(31.14)%

1.85%

2.32%

1,417%

1,449

March 31, 2007

10.30

.11

.06

.17

(.08)

—

(.08)

.09

10.39

1.58%

1.88%

1.08%

954%

1,836

March 31, 2006

9.72

.12

.62

.74

(.16)

—

(.16)

.58

10.30

7.66%

1.84%

1.20%

1,834%

1,537

March 31, 2005

9.85

.06

.07

.13

(.26)

—

(.26)

(.13)

9.72

1.17%

1.86%

0.60%

1,692%

2,955

March 31, 2004

7.06

.09

2.78

2.87

(.08)

—

(.08)

2.79

9.85

40.67%

1.86%

1.04%

1,435%

3,712

Banking Fund A-Class

September 30, 2008Δ

7.15

.10

(1.08)

(.98)

—

—

—

(.98)

6.17

(13.71)%

1.60%**

3.19%**

582%

1,302

March 31, 2008

10.47

.20

(3.42)

(3.22)

(.10)

—

(.10)

(3.32)

7.15

(30.90)%

1.55%

2.33%

1,417%

547

March 31, 2007

10.34

.17

.04

.21

(.08)

—

(.08)

.13

10.47

1.96%

1.62%

1.54%

954%

187

March 31, 2006

9.72

.14

.64

.78

(.16)

—

(.16)

.62

10.34

8.07%

1.62%

1.40%

1,834%

97

March 31, 2005*

10.06

.06

(.14)

(.08)

(.26)

—

(.26)

(.34)

9.72

0.95%

1.57%**

1.03%**

1,692%

15

Banking Fund C-Class

September 30, 2008Δ

6.95

.07

(1.05)

(.98)

—

—

—

(.98)

5.97

(14.10)%

2.39%**

2.29%**

582%

3,305

March 31, 2008

10.27

.16

(3.38)

(3.22)

(.10)

—

(.10)

(3.32)

6.95

(31.51)%

2.35%

1.89%

1,417%

3,408

March 31, 2007

10.20

.07

.08

.15

(.08)

—

(.08)

.07

10.27

1.40%

2.37%

0.63%

954%

3,180

March 31, 2006

9.66

.06

.64

.70

(.16)

—

(.16)

.54

10.20

7.29%

2.35%

0.59%

1,834%

673

March 31, 2005

9.87

.04

.01

.05

(.26)

—

(.26)

(.21)

9.66

0.35%

2.34%

0.43%

1,692%

867

March 31, 2004

7.12

.04

2.79

2.83

(.08)

—

(.08)

2.75

9.87

39.76%

2.37%

0.41%

1,435%

1,829

Basic Materials Fund Investor Class

September 30, 2008Δ

50.49

.08

(12.47)

(12.39)

—

—

—

(12.39)

38.10

(24.54)%

1.37%**

0.29%**

98%

34,519

March 31, 2008

42.25

.15

8.18

8.33

(.09)

—

(.09)

8.24

50.49

19.71%

1.37%

0.31%

225%

120,870

March 31, 2007

35.23

.41

6.91

7.32

(.30)

—

(.30)

7.02

42.25

20.86%

1.36%

1.09%

442%

68,862

March 31, 2006

30.66

.32

4.44

4.76

(.19)

—

(.19)

4.57

35.23

15.60%

1.35%

1.04%

826%

23,630

March 31, 2005

25.46

.14

5.06

5.20

—

—

—

5.20

30.66

20.42%

1.33%

0.51%

891%

34,039

March 31, 2004

17.22

.05

8.32

8.37

(.13)

—

(.13)

8.24

25.46

48.70%

1.38%

0.20%

1,669%

29,749

Basic Materials Fund Advisor Class

September 30, 2008Δ

48.27

(.05)

(11.89)

(11.94)

—

—

—

(11.94)

36.33

(24.74)%

1.87%**

(0.19)%**

98%

4,650

March 31, 2008

40.61

(.11)

7.86

7.75

(.09)

—

(.09)

7.66

48.27

19.08%

1.87%

(0.25)%

225%

11,899

March 31, 2007

34.03

.26

6.62

6.88

(.30)

—

(.30)

6.58

40.61

20.30%

1.87%

0.72%

442%

15,974

March 31, 2006

29.78

.16

4.28

4.44

(.19)

—

(.19)

4.25

34.03

14.98%

1.85%

0.55%

826%

7,619

March 31, 2005

24.85

.01

4.92

4.93

—

—

—

4.93

29.78

19.84%

1.82%

0.03%

891%

12,987

March 31, 2004

16.89

.02

8.07

8.09

(.13)

—

(.13)

7.96

24.85

47.99%

1.87%

0.09%

1,669%

13,483

Basic Materials Fund A-Class

September 30, 2008Δ

48.80

.03

(12.06)

(12.03)

—

—

—

(12.03)

36.77

(24.65)%

1.62%**

0.11%**

98%

4,595

March 31, 2008

40.92

.03

7.94

7.97

(.09)

—

(.09)

7.88

48.80

19.47%

1.62%

0.07%

225%

6,985

March 31, 2007

34.19

.33

6.70

7.03

(.30)

—

(.30)

6.73

40.92

20.65%

1.62%

0.92%

442%

2,076

March 31, 2006

29.84

.29

4.25

4.54

(.19)

—

(.19)

4.35

34.19

15.29%

1.63%

0.97%

826%

659

March 31, 2005*

25.80

.07

3.97

4.04

—

—

—

4.04

29.84

15.66%

1.55%**

0.44%**

891%

210

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

in Net Assets

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Basic Materials Fund C-Class

September 30, 2008Δ

$47.02

$ (.16)

$ (11.59)

$ (11.75)

$

—

$

—

$

—

$ (11.75)

$35.27

(24.99)%

2.37%**

(0.65)%**

98%

$

6,096

March 31, 2008

39.76

(.28)

7.63

7.35

(.09)

—

(.09)

7.26

47.02

18.48%

2.37%

(0.63)%

225%

12,725

March 31, 2007

33.48

.04

6.54

6.58

(.30)

—

(.30)

6.28

39.76

19.74%

2.37%

0.11%

442%

7,017

March 31, 2006

29.44

.03

4.20

4.23

(.19)

—

(.19)

4.04

33.48

14.44%

2.36%

0.11%

826%

6,041

March 31, 2005

24.68

(.12)

4.88

4.76

—

—

—

4.76

29.44

19.29%

2.32%

(0.43)%

891%

7,421

March 31, 2004

16.86

(.14)

8.09

7.95

(.13)

—

(.13)

7.82

24.68

47.25%

2.38%

(0.62)%

1,669%

5,311

Biotechnology Fund Investor Class

September 30, 2008Δ

21.51

(.06)

1.91

1.85

—

—

—

1.85

23.36

8.60%

1.38%**

(0.51)%**

189%

73,068

March 31, 2008

21.21

(.22)

.52

.30

—

—

—

.30

21.51

1.41%

1.39%

(0.94)%

193%

47,696

March 31, 2007

23.45

(.27)

(1.97)

(2.24)

—

—

—

(2.24)

21.21

(9.55)%

1.37%

(1.23)%

269%

61,366

March 31, 2006

17.59

(.26)

6.12

5.86

—

—

—

5.86

23.45

33.31%

1.34%

(1.25)%

338%

104,126

March 31, 2005

20.56

(.24)

(2.73)

(2.97)

—

—

—

(2.97)

17.59

(14.45)%

1.33%

(1.25)%

585%

74,890

March 31, 2004

13.75

(.24)

7.05

6.81

—

—

—

6.81

20.56

49.53%

1.35%

(1.31)%

548%

135,619

Biotechnology Fund Advisor Class

September 30, 2008Δ

20.39

(.13)

1.81

1.68

—

—

—

1.68

22.07

8.24%

1.88%**

(1.13)%**

189%

7,672

March 31, 2008

20.20

(.31)

.50

.19

—

—

—

.19

20.39

0.94%

1.89%

(1.42)%

193%

4,220

March 31, 2007

22.44

(.37)

(1.87)

(2.24)

—

—

—

(2.24)

20.20

(9.98)%

1.87%

(1.75)%

269%

5,295

March 31, 2006

16.91

(.36)

5.89

5.53

—

—

—

5.53

22.44

32.70%

1.86%

(1.76)%

338%

26,240

March 31, 2005

19.86

(.32)

(2.63)

(2.95)

—

—

—

(2.95)

16.91

(14.85)%

1.83%

(1.75)%

585%

10,231

March 31, 2004

13.35

(.32)

6.83

6.51

—

—

—

6.51

19.86

48.76%

1.84%

(1.79)%

548%

12,708

Biotechnology Fund A-Class

September 30, 2008Δ

20.54

(.09)

1.82

1.73

—

—

—

1.73

22.27

8.42%

1.63%**

(0.79)%**

189%

4,396

March 31, 2008

20.30

(.27)

.51

.24

—

—

—

.24

20.54

1.18%

1.62%

(1.26)%

193%

2,321

March 31, 2007

22.50

(.31)

(1.89)

(2.20)

—

—

—

(2.20)

20.30

(9.78)%

1.62%

(1.50)%

269%

849

March 31, 2006

16.93

(.33)

5.90

5.57

—

—

—

5.57

22.50

32.90%

1.63%

(1.52)%

338%

5,087

March 31, 2005*

17.89

(.16)

(.80)

(.96)

—

—

—

(.96)

16.93

(5.37)%

1.53%**

(1.47)%**

585%

74

Biotechnology Fund C-Class

September 30, 2008Δ

20.03

(.18)

1.80

1.62

—

—

—

1.62

21.65

8.09%

2.38%**

(1.61)%**

189%

4,695

March 31, 2008

19.95

(.42)

.50

.08

—

—

—

.08

20.03

0.40%

2.38%
(1.99)%

193%

3,671

March 31, 2007

22.27

(.46)

(1.86)

(2.32)

—

—

—

(2.32)

19.95

(10.42)%

2.36%

(2.23)%

269%

2,678

March 31, 2006

16.87

(.47)

5.87

5.40

—

—

—

5.40

22.27

32.01%

2.36%

(2.27)%

338%

7,786

March 31, 2005

19.92

(.42)

(2.63)

(3.05)

—

—

—

(3.05)

16.87

(15.31)%

2.33%

(2.23)%

585%

2,625

March 31, 2004

13.47

(.43)

6.88

6.45

—

—

—

6.45

19.92

47.88%

2.36%

(2.32)%

548%

3,567

Consumer Products Fund Investor Class

September 30, 2008Δ

36.40

.27

(1.98)

(1.71)

—

—

—

(1.71)

34.69

(4.70)%

1.37%**

1.53%**

300%

11,227

March 31, 2008

36.11

.52

.13

.65

(.36)

—

(.36)

.29

36.40

1.72%

1.37%

1.37%

449%

8,722

March 31, 2007

31.03

.43

4.71

5.14

(.06)

—

(.06)

5.08

36.11

16.58%

1.37%

1.29%

455%

21,814

March 31, 2006

30.50

.30

.65

.95

(.42)

—

(.42)

.53

31.03

3.13%

1.32%

0.98%

813%

11,815

March 31, 2005

28.68

.18

1.65

1.83

(.01)

—

(.01)

1.82

30.50

6.40%

1.33%

0.60%

907%

15,470

March 31, 2004

20.85

.14

7.74

7.88

(.05)

—

(.05)

7.83

28.68

37.84%

1.36%

0.56%

914%

23,560

Consumer Products Fund Advisor Class

September 30, 2008Δ

34.78

.19

(1.91)

(1.72)

—

—

—

(1.72)

33.06

(4.95)%

1.88%**

1.12%**

300%

5,070

March 31, 2008

34.68

.15

.31

.46

(.36)

—

(.36)

.10

34.78

1.25%

1.87%

0.42%

449%

5,384

March 31, 2007

29.96

.20

4.58

4.78

(.06)

—

(.06)

4.72

34.68

15.97%

1.86%

0.64%

455%

5,754

March 31, 2006

29.66

.03

.69

.72

(.42)

—

(.42)

.30

29.96

2.44%

1.82%

0.08%

813%

6,487

March 31, 2005

27.99

.05

1.63

1.68

(.01)

—

(.01)

1.67

29.66

6.02%

1.82%

0.19%

907%

26,851

March 31, 2004

20.46

(.04)

7.62

7.58

(.05)

—

(.05)

7.53

27.99

37.10%

1.86%

(0.18)%

914%

13,357

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

in Net Assets

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Consumer Products Fund A-Class

September 30, 2008Δ

$35.09

$

.20

$

(1.89)

$

(1.69)

$

—

$

—

$

—

$

(1.69)

$33.40

(4.82)%

1.63%**

1.15%**

300%

$

3,759

March 31, 2008

34.90

.50

.05

.55

(.36)

—

(.36)

.19

35.09

1.50%

1.63%

1.38%

449%

1,682

March 31, 2007

30.07

.42

4.47

4.89

(.06)

—

(.06)

4.83

34.90

16.27%

1.61%

1.30%

455%

3,935

March 31, 2006

29.69

.18

.62

.80

(.42)

—

(.42)

.38

30.07

2.71%

1.60%

0.62%

813%

1,475

March 31, 2005*

27.42

.06

2.22

2.28

(.01)

—

(.01)

2.27

29.69

8.33%

1.56%**

0.42%**

907%

463

Consumer Products Fund C-Class

September 30, 2008Δ

33.95

.07

(1.82)

(1.75)

—

—

—

(1.75)

32.20

(5.15)%

2.37%**

0.39%**

300%

2,597

March 31, 2008

34.04

.17

.10

.27

(.36)

—

(.36)

(.09)

33.95

0.71%

2.37%

0.49%

449%

3,903

March 31, 2007

29.55

.20

4.35

4.55

(.06)

—

(.06)

4.49

34.04

15.41%

2.36%

0.62%

455%

5,472

March 31, 2006

29.53

(.03)

.47

.44

(.42)

—

(.42)

.02

29.55

1.50%

2.33%

(0.11)%

813%

1,340

March 31, 2005

27.92

(.13)

1.75

1.62

(.01)

—

(.01)

1.61

29.53

5.82%

2.31%

(0.44)%

907%

8,048

March 31, 2004

20.52

(.20)

7.65

7.45

(.05)

—

(.05)

7.40

27.92

36.36%

2.37%

(0.79)%

914%

4,259

Electronics Fund Investor Class

September 30, 2008Δ

10.06

(—)§

(1.50)

(1.50)

—

—

—

(1.50)

8.56

(14.91)%

1.35%**

(0.00)%**

404%

5,008

March 31, 2008

12.46

(.05)

(2.35)

(2.40)

—

—

—

(2.40)

10.06

(19.26)%

1.36%

(0.37)%

784%

9,835

March 31, 2007

13.52

(.10)

(.96)

(1.06)

—

—

—

(1.06)

12.46

(7.84)%

1.37%

(0.76)%

759%

15,376

March 31, 2006

10.31

(.11)

3.32

3.21

—

—

—

3.21

13.52

31.13%

1.34%

(0.91)%

911%

34,194

March 31, 2005

13.43

(.08)

(3.04)

(3.12)

—

—

—

(3.12)

10.31

(23.23)%

1.33%

(0.76)%

1,106%

27,150

March 31, 2004

8.08

(.15)

5.50

5.35

—

—

—

5.35

13.43

66.21%

1.36%

(1.20)%

1,359%

46,200

Electronics Fund Advisor Class

September 30, 2008Δ

9.56

(.02)

(1.43)

(1.45)

—

—

—

(1.45)

8.11

(15.17)%

1.90%**

(0.34)%**

404%

1,080

March 31, 2008

11.88

(.12)

(2.20)

(2.32)

—

—

—

(2.32)

9.56

(19.53)%

1.88%

(0.98)%

784%

566

March 31, 2007

12.98

(.15)

(.95)

(1.10)

—

—

—

(1.10)

11.88

(8.47)%

1.87%

(1.20)%

759%

1,511

March 31, 2006

9.95

(.16)

3.19

3.03

—

—

—

3.03

12.98

30.45%

1.84%

(1.39)%

911%

14,089

March 31, 2005

13.02

(.14)

(2.93)

(3.07)

—

—

—

(3.07)

9.95

(23.58)%

1.83%

(1.32)%

1,106%

12,613

March 31, 2004

7.87

(.21)

5.36

5.15

—

—

—

5.15

13.02

65.44%

1.85%

(1.70)%

1,359%

3,341

Electronics Fund A-Class

September 30, 2008Δ

9.65

(.02)

(1.44)

(1.46)

—

—

—

(1.46)

8.19

(15.13)%

1.61%**

(0.33)%**

404%

310

March 31, 2008

11.99

(.11)

(2.23)

(2.34)

—

—

—

(2.34)

9.65

(19.52)%

1.62%

(0.90)%

784%

85

March 31, 2007

13.03

(.11)

(.93)

(1.04)

—

—

—

(1.04)

11.99

(7.98)%

1.63%

(0.94)%

759%

130

March 31, 2006

9.96

(.14)

3.21

3.07

—

—

—

3.07

13.03

30.82%

1.64%

(1.18)%

911%

1,253

March 31, 2005*

9.22

(.07)

.81

.74

—

—

—

.74

9.96

8.03%

1.59%**

(1.21)%**

1,106%

1

Electronics Fund C-Class

September 30, 2008Δ

9.38

(.03)

(1.40)

(1.43)

—

—

—

(1.43)

7.95

(15.25)%

2.46%**

(0.59)%**

404%

919

March 31, 2008

11.73

(.15)

(2.20)

(2.35)

—

—

—

(2.35)

9.38

(20.03)%

2.38%

(1.26)%

784%

962

March 31, 2007

12.86

(.20)

(.93)

(1.13)

—

—

—

(1.13)

11.73

(8.79)%

2.36%

(1.72)%

759%

2,876

March 31, 2006

9.90

(.21)

3.17

2.96

—

—

—

2.96

12.86

29.90%

2.36%

(1.91)%

911%

5,015

March 31, 2005

13.00

(.20)

(2.90)

(3.10)

—

—

—

(3.10)

9.90

(23.85)%

2.33%

(1.86)%

1,106%

2,119

March 31, 2004

7.91

(.27)

5.36

5.09

—

—

—

5.09

13.00

64.35%

2.36%

(2.20)%

1,359%

1,111

Energy Fund Investor Class

September 30, 2008Δ

27.29

.01

(4.29)

(4.28)

—

—

—

(4.28)

23.01

(15.68)%

1.37%**

0.04%**

142%

52,269

March 31, 2008

23.19

(.03)

4.86

4.83

—

(.73)

(.73)

4.10

27.29

20.91%

1.37%

(0.10)%

188%

63,325

March 31, 2007

21.68

(—)§

1.92

1.92

—

(.41)

(.41)

1.51

23.19

8.87%

1.36%

(0.01)%

283%

75,204

March 31, 2006

17.12

.02

5.02

5.04

(.03)

(.45)

(.48)

4.56

21.68

29.60%

1.34%

0.08%

415%

90,331

March 31, 2005

11.94

.05

5.14

5.19

(.01)

—

(.01)

5.18

17.12

43.43%

1.33%

0.40%

546%

111,762

March 31, 2004

8.80

—§

3.17

3.17

(.03)

—

(.03)

3.14

11.94

36.12%

1.36%

0.04%

913%

61,800

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

in Net Assets

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

Expenses

(Loss)

Rate

omitted)

Energy Fund Advisor Class

September 30, 2008Δ

$26.07

$ (.09)

$

(4.06)

$

(4.15)

$

—

$

—

$

—

$

(4.15)

$21.92

(15.92)%

1.87%**

1.87%**

(0.58)%**

142%

$

8,057

March 31, 2008

22.29

(.15)

4.66

4.51

—

(.73)

(.73)

3.78

26.07

20.31%

1.86%

1.86%

(0.58)%

188%

17,713

March 31, 2007

20.96

(.12)

1.86

1.74

—

(.41)

(.41)

1.33

22.29

8.31%

1.86%

1.86%

(0.54)%

283%

14,613

March 31, 2006

16.65

(.07)

4.86

4.79

(.03)

(.45)

(.48)

4.31

20.96

28.93%

1.85%

1.84%

(0.38)%

415%

18,162

March 31, 2005

11.68

(.02)

5.00

4.98

(.01)

—

(.01)

4.97

16.65

42.60%

1.82%

1.82%

(0.11)%

546%

25,000

March 31, 2004

8.63

(.03)

3.11

3.08

(.03)

—

(.03)

3.05

11.68

35.79%

1.92%

1.92%

(0.25)%

913%

4,895

Energy Fund A-Class

September 30, 2008Δ

26.30

(.04)

(4.11)

(4.15)

—

—

—

(4.15)

22.15

(15.78)%

1.62%**

1.62%**

(0.26)%**

142%

7,242

March 31, 2008

22.44

(.08)

4.67

4.59

—

(.73)

(.73)

3.86

26.30

20.54%

1.61%

1.61%

(0.31)%

188%

6,378

March 31, 2007

21.04

(.06)

1.87

1.81

—

(.41)

(.41)

1.40

22.44

8.62%

1.61%

1.61%

(0.29)%

283%

3,307

March 31, 2006

16.68

(.05)

4.89

4.84

(.03)

(.45)

(.48)

4.36

21.04

29.18%

1.61%

1.60%

(0.25)%

415%

3,210

March 31, 2005*

12.79

.02

3.88

3.90

(.01)

—

(.01)

3.89

16.68

30.46%

1.45%**

1.45%**

0.19%**

546%

744

Energy Fund C-Class

September 30, 2008Δ

25.37

(.13)

(3.96)

(4.09)

—

—

—

(4.09)

21.28

(16.12)%

2.37%**

2.37%**

(0.96)%**

142%

13,440

March 31, 2008

21.81

(.27)

4.56

4.29

—

(.73)

(.73)

3.56

25.37

19.74%

2.36%

2.36%

(1.07)%

188%

20,989

March 31, 2007

20.62

(.21)

1.81

1.60

—

(.41)

(.41)

1.19

21.81

7.77%

2.36%

2.36%

(1.00)%

283%

18,624

March 31, 2006

16.47

(.16)

4.79

4.63

(.03)

(.45)

(.48)

4.15

20.62

28.27%

2.35%

2.35%

(0.88)%

415%

23,734

March 31, 2005

11.60

(.08)

4.96

4.88

(.01)

—

(.01)

4.87

16.47

42.03%

2.33%

2.33%

(0.61)%

546%

17,993

March 31, 2004

8.63

(.12)

3.12

3.00

(.03)

—

(.03)

2.97

11.60

34.86%

2.36%

2.36%

(1.08)%

913%

6,571

Energy Services Fund Investor Class

September 30, 2008Δ

58.04

(.20)

(9.41)

(9.61)

—

—

—

(9.61)

48.43

(16.56)%

1.37%**

1.37%**

(0.60)%**

90%

93,127

March 31, 2008

47.47

(.43)

11.00

10.57

—

—

—

10.57

58.04

22.27%

1.37%

1.37%

(0.77)%

193%

82,691

March 31, 2007

45.05

(.36)

2.78

2.42

—

—

—

2.42

47.47

5.37%

1.36%

1.36%

(0.80)%

196%

91,095

March 31, 2006

30.12

(.30)

15.23

14.93

—

—

—

14.93

45.05

49.57%

1.35%

1.35%

(0.81)%

324%

147,439

March 31, 2005

21.74

(.22)

8.60

8.38

—

—

—

8.38

30.12

38.55%

1.31%

1.31%

(0.85)%

501%

99,603

March 31, 2004

17.37

(.18)

4.55

4.37

—

—

—

4.37

21.74

25.16%

1.37%

1.37%

(0.96)%

1,009%

47,344

Energy Services Fund Advisor Class

September 30, 2008Δ

55.45

(.34)

(8.96)

(9.30)

—

—

—

(9.30)

46.15

(16.77)%

1.87%**

1.87%**

(1.08)%**

90%

13,320

March 31, 2008

45.58

(.69)

10.56

9.87

—

—

—

9.87

55.45

21.65%

1.87%

1.87%

(1.28)%

193%

15,929

March 31, 2007

43.46

(.58)

2.70

2.12

—

—

—

2.12

45.58

4.88%

1.86%

1.86%

(1.35)%

196%

18,237

March 31, 2006

29.21

(.47)

14.72

14.25

—

—

—

14.25

43.46

48.78%

1.85%

1.85%

(1.33)%

324%

44,033

March 31, 2005

21.18

(.33)

8.36

8.03

—

—

—

8.03

29.21

37.91%

1.82%

1.82%

(1.37)%

501%

24,647

March 31, 2004

17.01

(.27)

4.44

4.17

—

—

—

4.17

21.18

24.51%

1.87%

1.87%

(1.39)%

1,009%

25,302

Energy Services Fund A-Class

September 30, 2008Δ

55.99

(.27)

(9.05)

(9.32)

—

—

—

(9.32)

46.67

(16.65)%

1.62%**

1.62%**

(0.86)%**

90%

13,527

March 31, 2008

45.90

(.55)

10.64

10.09

—

—

—

10.09

55.99

21.98%

1.62%

1.62%

(1.01)%

193%

11,450

March 31, 2007

43.67

(.41)

2.64

2.23

—

—

—

2.23

45.90

5.11%

1.61%

1.61%

(0.97)%

196%

6,151

March 31, 2006

29.25

(.39)

14.81

14.42

—

—

—

14.42

43.67

49.30%

1.63%

1.63%

(1.00)%

324%

6,569

March 31, 2005*

23.18

(.18)

6.25

6.07

—

—

—

6.07

29.25

26.19%

1.53%**

1.53%**

(1.13)%**

501%

313

Energy Services Fund C-Class

September 30, 2008Δ

54.22

(.48)

(8.73)

(9.21)

—

—

—

(9.21)

45.01

(16.99)%

2.37%**

2.37%**

(1.57)%**

90%

18,629

March 31, 2008

44.79

(.93)

10.36

9.43

—

—

—

9.43

54.22

21.05%

2.37%

2.37%

(1.76)%

193%

29,316

March 31, 2007

42.92

(.74)

2.61

1.87

—

—

—

1.87

44.79

4.36%

2.36%

2.36%

(1.77)%

196%

24,500

March 31, 2006

28.98

(.65)

14.59

13.94

—

—

—

13.94

42.92

48.10%

2.36%

2.36%

(1.82)%

324%

27,542

March 31, 2005

21.12

(.45)

8.31

7.86

—

—

—

7.86

28.98

37.22%

2.31%

2.31%

(1.84)%

501%

11,529

March 31, 2004

17.04

(.35)

4.43

4.08

—

—

—

4.08

21.12

23.94%

2.37%

2.37%

(1.86)%

1,009%

2,833

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

in Net Assets

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

Expenses

(Loss)

Rate

omitted)

Financial Services Fund Investor Class

September 30, 2008Δ

$10.18

$

.10

$

(1.47)

$

(1.37)

$

—

$

—

$

—

$

(1.37)

$

8.81

(13.46)%

1.37%**

1.37%**

2.12%**

410%

$

7,167

March 31, 2008

14.25

.17

(4.02)

(3.85)

(.22)

—

(.22)

(4.07)

10.18

(27.26)%

1.38%

1.38%

1.25%

913%

4,640

March 31, 2007

13.26

.14

.91

1.05

(.06)

—

(.06)

.99

14.25

7.94%

1.34%

1.34%

1.03%

534%

22,658

March 31, 2006

11.40

.17

1.81

1.98

(.12)

—

(.12)

1.86

13.26

17.42%

1.36%

1.34%

1.32%

821%

12,226

March 31, 2005

11.09

.10

.29

.39

(.08)

—

(.08)

.31

11.40

3.46%

1.33%

1.33%

0.91%

1,005%

7,741

March 31, 2004

7.66

.09

3.38

3.47

(.04)

—

(.04)

3.43

11.09

45.36%

1.36%

1.36%

0.94%

1,200%

34,423

Financial Services Fund Advisor Class

September 30, 2008Δ

9.78

.07

(1.41)

(1.34)

—

—

—

(1.34)

8.44

(13.70)%

1.88%**

1.88%**

1.55%**

410%

1,723

March 31, 2008

13.76

.09

(3.85)

(3.76)

(.22)

—

(.22)

(3.98)

9.78

(27.58)%

1.89%

1.89%

0.70%

913%

1,957

March 31, 2007

12.88

.07

.87

.94

(.06)

—

(.06)

.88

13.76

7.32%

1.84%

1.84%

0.54%

534%

16,786

March 31, 2006

11.13

.10

1.77

1.87

(.12)

—

(.12)

1.75

12.88

16.85%

1.85%

1.83%

0.82%

821%

6,801

March 31, 2005

10.89

.05

.27

.32

(.08)

—

(.08)

.24

11.13

2.88%

1.83%

1.83%

0.43%

1,005%

27,181

March 31, 2004

7.57

.04

3.32

3.36

(.04)

—

(.04)

3.32

10.89

44.45%

1.86%

1.86%

0.39%

1,200%

40,885

Financial Services Fund A-Class

September 30, 2008Δ

9.86

.08

(1.42)

(1.34)

—

—

—

(1.34)

8.52

(13.59)%

1.62%**

1.62%**

1.75%**

410%

1,839

March 31, 2008

13.82

.16

(3.90)

(3.74)

(.22)

—

(.22)

(3.96)

9.86

(27.32)%

1.59%

1.59%

1.42%

913%

1,367

March 31, 2007

12.91

.10

.87

.97

(.06)

—

(.06)

.91

13.82

7.54%

1.61%

1.61%

0.74%

534%

1,107

March 31, 2006

11.13

.14

1.76

1.90

(.12)

—

(.12)

1.78

12.91

17.12%

1.65%

1.64%

1.18%

821%

4,295

March 31, 2005*

10.75

.05

.41

.46

(.08)

—

(.08)

.38

11.13

4.22%

1.55%**

1.55%**

0.70%**

1,005%

5

Financial Services Fund C-Class

September 30, 2008Δ

9.51

.04

(1.36)

(1.32)

—

—

—

(1.32)

8.19

(13.88)%

2.37%**

2.37%**

0.97%**

410%

4,758

March 31, 2008

13.46

.05

(3.78)

(3.73)

(.22)

—

(.22)

(3.95)

9.51

(27.98)%

2.37%

2.37%

0.45%

913%

2,847

March 31, 2007

12.67

.01

.84

.85

(.06)

—

(.06)

.79

13.46

6.73%

2.34%

2.34%

0.06%

534%

5,382

March 31, 2006

11.01

.01

1.77

1.78

(.12)

—

(.12)

1.66

12.67

16.21%

2.36%

2.34%

0.11%

821%

2,081

March 31, 2005

10.84

(.01)

.26

.25

(.08)

—

(.08)

.17

11.01

2.24%

2.33%

2.33%

(0.10)%

1,005%

1,689

March 31, 2004

7.57

(.02)

3.33

3.31

(.04)

—

(.04)

3.27

10.84

43.78%

2.37%

2.37%

(0.23)%

1,200%

2,242

Health Care Fund Investor Class

September 30, 2008Δ

14.28

.01

(.13)

(.12)

—

—

—

(.12)

14.16

(0.84)%

1.34%**

1.34%**

0.08%**

411%

29,673

March 31, 2008

15.28

(.02)

(.98)

(1.00)

—

—

—

(1.00)

14.28

(6.54)%

1.37%

1.37%

(0.13)%

444%

22,062

March 31, 2007

14.54

.03

.71

.74

—

—

—

.74

15.28

5.09%

1.35%

1.35%

0.23%

545%

33,878

March 31, 2006

12.71

(.05)

1.88

1.83

—

—

—

1.83

14.54

14.40%

1.33%

1.33%

(0.35)%

568%

46,432

March 31, 2005

12.50

(.05)

.26

.21

—

—

—

.21

12.71

1.68%

1.34%

1.34%

(0.42)%

610%

35,500

March 31, 2004

9.21

(.07)

3.36

3.29

—

—

—

3.29

12.50

35.72%

1.36%

1.36%

(0.56)%

1,204%

19,801

Health Care Fund Advisor Class

September 30, 2008Δ

13.57

(.01)

(.14)

(.15)

—

—

—

(.15)

13.42

(1.11)%

1.96%**

1.96%**

(0.08)%**

411%

5,758

March 31, 2008

14.59

(.09)

(.93)

(1.02)

—

—

—

(1.02)

13.57

(6.99)%

1.86%

1.86%

(0.60)%

444%

13,099

March 31, 2007

13.94

(.05)

.70

.65

—

—

—

.65

14.59

4.66%

1.85%

1.85%

(0.37)%

545%

17,327

March 31, 2006

12.25

(.12)

1.81

1.69

—

—

—

1.69

13.94

13.80%

1.84%

1.84%

(0.89)%

568%

14,577

March 31, 2005

12.11

(.10)

.24

.14

—

—

—

.14

12.25

1.16%

1.84%

1.84%

(0.83)%

610%

16,511

March 31, 2004

8.97

(.12)

3.26

3.14

—

—

—

3.14

12.11

35.01%

1.85%

1.85%

(1.05)%

1,204%

27,102

Health Care Fund A-Class

September 30, 2008Δ

13.68

(.02)

(.12)

(.14)

—

—

—

(.14)

13.54

(1.02)%

1.64%**

1.64%**

(0.29)%**

411%

1,946

March 31, 2008

14.67

(.06)

(.93)

(.99)

—

—

—

(.99)

13.68

(6.75)%

1.61%

1.61%

(0.36)%

444%

730

March 31, 2007

13.98

(.02)

.71

.69

—

—

—

.69

14.67

4.94%

1.60%

1.60%

(0.13)%

545%

818

March 31, 2006

12.25

(.08)

1.81

1.73

—

—

—

1.73

13.98

14.12%

1.62%

1.62%

(0.60)%

568%

2,239

March 31, 2005*

11.65

(.05)

.65

.60

—

—

—

.60

12.25

5.15%

1.56%**

1.56%**

(0.65)%**

610%

1

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

in Net Assets

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Health Care Fund C-Class

September 30, 2008Δ

$13.28

$ (.06)

$

(.12)

$

(.18)

$

—

$

—

$

—

$

(.18)

$13.10

(1.36)%

2.40%**

(0.89)%**

411%

$

7,505

March 31, 2008

14.35

(.16)

(.91)

(1.07)

—

—

—

(1.07)

13.28

(7.46)%

2.37%

(1.12)%

444%

5,677

March 31, 2007

13.79

(.10)

.66

.56

—

—

—

.56

14.35

4.06%

2.34%

(0.73)%

545%

8,720

March 31, 2006

12.19

(.18)

1.78

1.60

—

—

—

1.60

13.79

13.13%

2.34%

(1.39)%

568%

7,114

March 31, 2005

12.11

(.16)

.24

.08

—

—

—

.08

12.19

0.66%

2.33%

(1.36)%

610%

4,017

March 31, 2004

9.03

(.18)

3.26

3.08

—

—

—

3.08

12.11

34.11%

2.37%

(1.60)%

1,204%

2,865

Internet Fund Investor Class

September 30, 2008Δ

38.55

(.16)

(5.80)

(5.96)

—

—

—

(5.96)

32.59

(15.46)%

1.37%**

(0.76)%**

484%

1,204

March 31, 2008

41.11

.46à

(2.87)

(2.41)

(.15)

—

(.15)

(2.56)

38.55

(5.92)%

1.38%

1.00%àà

870%

4,365

March 31, 2007

40.22

(.44)

1.33

.89

—

—

—

.89

41.11

2.21%

1.37%

(1.09)%

864%

5,496

March 31, 2006

32.29

(.40)

8.33

7.93

—

—

—

7.93

40.22

24.56%

1.34%

(1.10)%

1,371%

16,288

March 31, 2005

35.66

(.43)

(2.94)

(3.37)

—

—

—

(3.37)

32.29

(9.45)%

1.34%

(1.23)%

1,947%

5,210

March 31, 2004

20.43

(.41)

15.64

15.23

—

—

—

15.23

35.66

74.55%

1.36%

(1.31)%

1,340%

15,292

Internet Fund Advisor Class

September 30, 2008Δ

36.95

(.25)

(5.54)

(5.79)

—

—

—

(5.79)

31.16

(15.67)%

1.87%**

(1.33)%**

484%

955

March 31, 2008

39.61

(.09)à

(2.42)

(2.51)

(.15)

—

(.15)

(2.66)

36.95

(6.40)%

1.88%

(0.21)%àà

870%

1,364

March 31, 2007

38.94

(.63)

1.30

.67

—

—

—

.67

39.61

1.72%

1.87%

(1.60)%

864%

863

March 31, 2006

31.41

(.55)

8.08

7.53

—

—

—

7.53

38.94

23.97%

1.85%

(1.58)%

1,371%

3,696

March 31, 2005

34.85

(.60)

(2.84)

(3.44)

—

—

—

(3.44)

31.41

(9.87)%

1.83%

(1.72)%

1,947%

829

March 31, 2004

20.05

(.54)

15.34

14.80

—

—

—

14.80

34.85

73.82%

1.86%

(1.81)%

1,340%

12,090

Internet Fund A-Class

September 30, 2008Δ

37.29

(.21)

(5.60)

(5.81)

—

—

—

(5.81)

31.48

(15.58)%

1.62%**

(1.04)%**

484%

80

March 31, 2008

39.87

(.19)à

(2.24)

(2.43)

(.15)

—

(.15)

(2.58)

37.29

(6.16)%

1.63%

(0.44)%àà

870%

116

March 31, 2007

39.07

(.52)

1.32

.80

—

—

—

.80

39.87

2.05%

1.61%

(1.37)%

864%

139

March 31, 2006

31.45

(.50)

8.12

7.62

—

—

—

7.62

39.07

24.23%

1.63%

(1.36)%

1,371%

470

March 31, 2005*

30.65

(.31)

1.11

.80

—

—

—

.80

31.45

2.61%

1.55%**

(1.46)%**

1,947%

4

Internet Fund C-Class

September 30, 2008Δ

36.01

(.37)

(5.35)

(5.72)

—

—

—

(5.72)

30.29

(15.88)%

2.37%**

(1.94)%**

484%

631

March 31, 2008

38.79

(.38)à

(2.25)

(2.63)

(.15)

—

(.15)

(2.78)

36.01

(6.84)%

2.37%

(0.89)%àà

870%

1,608

March 31, 2007

38.30

(.78)

1.27

.49

—

—

—

.49

38.79

1.28%

2.36%

(2.10)%

864%

1,017

March 31, 2006

31.06

(.73)

7.97

7.24

—

—

—

7.24

38.30

23.31%

2.35%

(2.09)%

1,371%

2,273

March 31, 2005

34.64

(.73)

(2.85)

(3.58)

—

—

—

(3.58)

31.06

(10.33)%

2.33%

(2.19)%

1,947%

1,596

March 31, 2004

20.04

(.72)

15.32

14.60

—

—

—

14.60

34.64

72.85%

2.36%

(2.31)%

1,340%

1,556

Leisure Fund Investor Class

September 30, 2008Δ

31.72

(.01)

(6.17)

(6.18)

—

—

—

(6.18)

25.54

(19.48)%

1.37%**

(0.07)%**

813%

1,448

March 31, 2008

35.87

.09

(4.24)

(4.15)

—

—

—

(4.15)

31.72

(11.57)%

1.39%

0.24%

646%

3,283

March 31, 2007

32.56

(—)§

3.31

3.31

—

—

—

3.31

35.87

10.17%

1.37%

(0.01)%

675%

9,130

March 31, 2006

30.50

(.07)

2.13

2.06

—

—

—

2.06

32.56

6.75%

1.34%

(0.25)%

734%

16,418

March 31, 2005

27.66

(.17)

3.01

2.84

—

—

—

2.84

30.50

10.27%

1.31%

(0.57)%

1,046%

15,080

March 31, 2004

17.88

(.06)

9.84

9.78

—

—

—

9.78

27.66

54.70%

1.36%

(0.31)%

1,870%

25,030

Leisure Fund Advisor Class

September 30, 2008Δ

30.06

(.02)

(5.89)

(5.91)

—

—

—

(5.91)

24.15

(19.66)%

1.87%**

(0.15)%**

813%

1,052

March 31, 2008

34.14

(.07)

(4.01)

(4.08)

—

—

—

(4.08)

30.06

(11.95)%

1.89%

(0.22)%

646%

1,611

March 31, 2007

31.15

(.10)

3.09

2.99

—

—

—

2.99

34.14

9.60%

1.87%

(0.32)%

675%

4,903

March 31, 2006

29.34

(.32)

2.13

1.81

—

—

—

1.81

31.15

6.17%

1.80%

(1.10)%

734%

5,372

March 31, 2005

26.74

(.30)

2.90

2.60

—

—

—

2.60

29.34

9.72%

1.82%

(1.10)%

1,046%

27,750

March 31, 2004

17.37

(.23)

9.60

9.37

—

—

—

9.37

26.74

53.94%

1.86%

(1.06)%

1,870%

39,789

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net Assets,

VALUE,

Net

Unrealized

in Net Assets

from Net

from Net

(Decrease) in

VALUE,

Total

Net

Portfolio

End of

BEGINNING

Investment

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Investment

Turnover

Period (000’s

Period Ended

OF PERIOD

Loss†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

Loss

Rate

omitted)

Leisure Fund A-Class

September 30, 2008Δ

$30.30

$ (.06)

$

(5.87)

$

(5.93)

$

—

$

—

$

—

$

(5.93)

$24.37

(19.57)%

1.62%**

(0.43)%**

813%

$

80

March 31, 2008

34.32

(.07)

(3.95)

(4.02)

—

—

—

(4.02)

30.30

(11.71)%

1.67%

(0.20)%

646%

206

March 31, 2007

31.24

(.14)

3.22

3.08

—

—

—

3.08

34.32

9.86%

1.60%

(0.41)%

675%

2,198

March 31, 2006

29.34

(.14)

2.04

1.90

—

—

—

1.90

31.24

6.48%

1.60%

(0.49)%

734%

68

March 31, 2005*

24.59

(.08)

4.83

4.75

—

—

—

4.75

29.34

19.32%

1.55%**

(1.02)%**

1,046%

12

Leisure Fund C-Class

September 30, 2008Δ

29.66

(.16)

(5.74)

(5.90)

—

—

—

(5.90)

23.76

(19.89)%

2.37%**

(1.13)%**

813%

238

March 31, 2008

33.86

(.28)

(3.92)

(4.20)

—

—

—

(4.20)

29.66

(12.40)%

2.40%

(0.81)%

646%

430

March 31, 2007

31.05

(.31)

3.12

2.81

—

—

—

2.81

33.86

9.05%

2.36%

(0.96)%

675%

3,091

March 31, 2006

29.39

(.40)

2.06

1.66

—

—

—

1.66

31.05

5.65%

2.32%

(1.40)%

734%

997

March 31, 2005

26.93

(.40)

2.86

2.46

—

—

—

2.46

29.39

9.13%

2.31%

(1.44)%

1,046%

2,502

March 31, 2004

17.61

(.38)

9.70

9.32

—

—

—

9.32

26.93

52.92%

2.37%

(1.59)%

1,870%

2,165

Precious Metals Fund Investor Class

September 30, 2008Δ

69.89

(.13)

(22.87)

(23.00)

—

—

—

(23.00)

46.89

(32.91)%

1.27%**

(0.42)%**

116%

160,176

March 31, 2008

56.21

(.37)

14.05

13.68

—

—

—

13.68

69.89

24.34%

1.27%

(0.58)%

203%

149,805

March 31, 2007

54.50

(.03)

1.74

1.71

—

—

—

1.71

56.21

3.14%

1.26%

(0.05)%

259%

149,876

March 31, 2006

35.64

(.07)

18.93

18.86

—

—

—

18.86

54.50

52.92%

1.24%

(0.16)%

277%

213,017

March 31, 2005

44.32

(.05)

(8.63)

(8.68)

—

—

—

(8.68)

35.64

(19.58)%

1.23%

(0.12)%

358%

130,718

March 31, 2004

26.78

(.12)

17.67

17.55

(.01)

—

(.01)

17.54

44.32

65.53%

1.26%

(0.32)%

550%

236,961

Precious Metals Fund Advisor Class

September 30, 2008Δ

68.36

(.28)

(22.33)

(22.61)

—

—

—

(22.61)

45.75

(33.08)%

1.77%**

(0.89)%**

116%

3,880

March 31, 2008

55.24

(.69)

13.81

13.12

—

—

—

13.12

68.36

23.75%

1.77%

(1.09)%

203%

11,817

March 31, 2007

53.83

(.27)

1.68

1.41

—

—

—

1.41

55.24

2.62%

1.76%

(0.51)%

259%

8,387

March 31, 2006

35.37

(.28)

18.74

18.46

—

—

—

18.46

53.83

52.19%

1.75%

(0.70)%

277%

14,087

March 31, 2005

44.17

(.03)

(8.77)

(8.80)

—

—

—
(8.80)

35.37

(19.92)%

1.72%

(0.09)%

358%

8,596

March 31, 2004*

31.68

(.18)

12.68

12.50

(.01)

—

(.01)

12.49

44.17

39.46%

1.72%**

(0.68)%**

550%

2,112

Precious Metals Fund A-Class

September 30, 2008Δ

68.96

(.20)

(22.55)

(22.75)

—

—

—

(22.75)

46.21

(32.99)%

1.52%**

(0.65)%**

116%

6,066

March 31, 2008

55.59

(.55)

13.92

13.37

—

—

—

13.37

68.96

24.05%

1.52%

(0.84)%

203%

10,911

March 31, 2007

54.03

(.15)

1.71

1.56

—

—

—

1.56

55.59

2.89%

1.51%

(0.28)%

259%

4,778

March 31, 2006

35.41

(.19)

18.81

18.62

—

—

—

18.62

54.03

52.58%

1.52%

(0.43)%

277%

5,701

March 31, 2005*

37.26

(.01)

(1.84)

(1.85)

—

—

—

(1.85)

35.41

(4.97)%

1.45%**

(0.02)%**

358%

217

Precious Metals Fund C-Class

September 30, 2008Δ

65.38

(.41)

(21.34)

(21.75)

—

—

—

(21.75)

43.63

(33.27)%

2.27%**

(1.38)%**

116%

15,354

March 31, 2008

53.12

(.97)

13.23

12.26

—

—

—

12.26

65.38

23.08%

2.27%

(1.60)%

203%

26,319

March 31, 2007

52.02

(.51)

1.61

1.10

—

—

—

1.10

53.12

2.11%

2.26%

(1.00)%

259%

23,486

March 31, 2006

34.37

(.46)

18.11

17.65

—

—

—

17.65

52.02

51.35%

2.25%

(1.20)%

277%

24,266

March 31, 2005

43.16

(.39)

(8.40)

(8.79)

—

—

—

(8.79)

34.37

(20.37)%

2.23%

(1.08)%

358%

20,426

March 31, 2004

26.35

(.51)

17.33

16.82

(.01)

—

(.01)

16.81

43.16

63.83%

2.27%

(1.38)%

550%

17,998

Retailing Fund Investor Class

September 30, 2008Δ

11.54

(.01)

(.87)

(.88)

—

—

—

(.88)

10.66

(7.63)%

1.37%**

(0.16)%**

490%

10,228

March 31, 2008

14.47

(.04)

(2.89)

(2.93)

—

—

—

(2.93)

11.54

(20.25)%

1.37%

(0.27)%

1,205%

3,152

March 31, 2007

13.48

(.06)

1.05

.99

—

—

—

.99

14.47

7.34%

1.36%

(0.45)%

952%

4,033

March 31, 2006

12.30

(.08)

1.26

1.18

—

—

—

1.18

13.48

9.59%

1.33%

(0.60)%

1,163%

7,608

March 31, 2005

11.74

(.06)

.62

.56

—

—

—

.56

12.30

4.77%

1.33%

(0.54)%

1,505%

7,529

March 31, 2004

8.00

(.08)

3.82

3.74

—

—

—

3.74

11.74

46.75%

1.35%

(0.78)%

1,825%

11,738

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

in Net Assets

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Retailing Fund Advisor Class

September 30, 2008Δ

$11.10

$ (.03)

$

(.86)

$

(.89)

$

—

$

—

$

—

$

(.89)

$10.21

(8.02)%

1.88%**

(0.61)%**

490%

$

973

March 31, 2008

13.97

(.12)

(2.75)

(2.87)

—

—

—

(2.87)

11.10

(20.54)%

1.87%

(0.89)%

1,205%

800

March 31, 2007

13.07

(.10)

1.00

.90

—

—

—

.90

13.97

6.89%

1.86%

(0.73)%

952%

2,791

March 31, 2006

11.99

(.15)

1.23

1.08

—

—

—

1.08

13.07

9.01%

1.82%

(1.18)%

1,163%

3,385

March 31, 2005

11.49

(.12)

.62

.50

—

—

—

.50

11.99

4.35%

1.83%

(1.09)%

1,505%

6,445

March 31, 2004

7.85

(.13)

3.77

3.64

—

—

—

3.64

11.49

46.37%

1.85%

(1.25)%

1,825%

15,863

Retailing Fund A-Class

September 30, 2008Δ

11.18

(.02)

(.84)

(.86)

—

—

—

(.86)

10.32

(7.69)%

1.63%**

(0.30)%**

490%

53

March 31, 2008

14.04

(.10)

(2.76)

(2.86)

—

—

—

(2.86)

11.18

(20.37)%

1.63%

(0.73)%

1,205%

101

March 31, 2007

13.10

(.07)

1.01

.94

—

—

—

.94

14.04

7.18%

1.57%

(0.54)%

952%

385

March 31, 2006

12.01

(.11)

1.20

1.09

—

—

—

1.09

13.10

9.08%

1.59%

(0.87)%

1,163%

46

March 31, 2005*

10.45

(.07)

1.63

1.56

—

—

—

1.56

12.01

14.93%

1.68%**

(1.03)%**

1,505%

1

Retailing Fund C-Class

September 30, 2008Δ

10.76

(.06)

(.81)

(.87)

—

—

—

(.87)

9.89

(8.09)%

2.38%**

(1.08)%**

490%

1,266

March 31, 2008

13.62

(.17)

(2.69)

(2.86)

—

—

—

(2.86)

10.76

(21.00)%

2.37%

(1.36)%

1,205%

1,291

March 31, 2007

12.80

(.15)

.97

.82

—

—

—

.82

13.62

6.41%

2.34%

(1.17)%

952%

2,650

March 31, 2006

11.80

(.20)

1.20

1.00

—

—

—

1.00

12.80

8.47%

2.34%

(1.65)%

1,163%

1,586

March 31, 2005

11.37

(.17)

.60

.43

—

—

—

.43

11.80

3.78%

2.33%

(1.52)%

1,505%

1,774

March 31, 2004

7.81

(.18)

3.74

3.56

—

—

—

3.56

11.37

45.58%

2.36%

(1.72)%

1,825%

2,362

Technology Fund Investor Class

September 30, 2008Δ

11.77

(.02)

(1.44)

(1.46)

—

—

—

(1.46)

10.31

(12.40)%

1.37%**

(0.26)%**

265%

6,767

March 31, 2008

12.53

(.10)

(.66)

(.76)

—

—

—

(.76)

11.77

(6.07)%

1.37%

(0.72)%

694%

9,916

March 31, 2007

12.35

(.11)

.29

.18

—

—

—

.18

12.53

1.46%

1.36%

(0.91)%

684%

14,274

March 31, 2006

10.35

(.09)

2.12

2.03

(.03)

—

(.03)

2.00

12.35

19.65%

1.33%

(0.79)%

666%

21,182

March 31, 2005

11.40

.03

(1.08)

(1.05)

—

—

—

(1.05)

10.35

(9.21)%

1.31%

0.33%

1,304%

13,346

March 31, 2004

7.11

(.11)

4.40

4.29

—

—

—

4.29

11.40

60.34%

1.36%

(1.07)%

1,853%

17,114

Technology Fund Advisor Class

September 30, 2008Δ

11.27

(.04)

(1.38)

(1.42)

—

—

—

(1.42)

9.85

(12.60)%

1.88%**

(0.58)%**

265%

1,684

March 31, 2008

12.05

(.15)

(.63)

(.78)

—

—

—

(.78)

11.27

(6.47)%

1.88%

(1.16)%

694%

2,077

March 31, 2007

11.94

(.16)

.27

.11

—

—

—

.11

12.05

0.92%

1.86%

(1.41)%

684%

4,807

March 31, 2006

10.06

(.14)

2.05

1.91

(.03)

—

(.03)

1.88

11.94

19.02%

1.84%

(1.32)%

666%

12,737

March 31, 2005

11.13

.02

(1.09)

(1.07)

—

—

—

(1.07)

10.06

(9.61)%

1.83%

0.21%

1,304%

10,693

March 31, 2004

6.97

(.16)

4.32

4.16

—

—

—

4.16

11.13

59.68%

1.86%

(1.58)%

1,853%

17,972

Technology Fund A-Class

September 30, 2008Δ

11.32

(.02)

(1.39)

(1.41)

—

—

—

(1.41)

9.91

(12.46)%

1.63%**

(0.40)%**

265%

559

March 31, 2008

12.09

(.11)

(.66)

(.77)

—

—

—

(.77)

11.32

(6.37)%

1.60%

(0.86)%

694%

546

March 31, 2007

11.95

(.14)

.28

.14

—

—

—

.14

12.09

1.17%

1.61%

(1.18)%

684%

278

March 31, 2006

10.07

(.13)

2.04

1.91

(.03)

—

(.03)

1.88

11.95

19.00%

1.63%

(1.15)%

666%

633

March 31, 2005*

9.32

—

.75

.75

—

—

—

.75

10.07

8.05%

1.54%**

0.00%**

1,304%

6

Technology Fund C-Class

September 30, 2008Δ

11.04

(.07)

(1.35)

(1.42)

—

—

—

(1.42)

9.62

(12.86)%

2.36%**

(1.18)%**

265%

2,320

March 31, 2008

11.87

(.21)

(.62)

(.83)

—

—

—

(.83)

11.04

(6.99)%

2.35%

(1.67)%

694%

2,448

March 31, 2007

11.81

(.22)

.28

.06

—

—

—

.06

11.87

0.51%

2.35%

(1.91)%

684%

1,538

March 31, 2006

10.01

(.21)

2.04

1.83

(.03)

—

(.03)

1.80

11.81

18.31%

2.35%

(1.88)%

666%

2,800

March 31, 2005

11.10

—

(1.09)

(1.09)

—

—

—

(1.09)

10.01

(9.82)%

2.32%

0.00%

1,304%

1,284

March 31, 2004

7.00

(.21)

4.31

4.10

—

—

—

4.10

11.10

58.57%

2.36%

(2.13)%

1,853%

1,101

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

in Net Assets

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Telecommunications Fund Investor Class

September 30, 2008Δ

$17.04

$

.19

$

(3.24)

$

(3.05)

$

—

$

—

$

—

$

(3.05)

$13.99

(17.90)%

1.34%**

2.17%**

291%

$

3,765

March 31, 2008

19.02

.12

(2.08)

(1.96)

(.02)

—

(.02)

(1.98)

17.04

(10.32)%

1.37%

0.58%

528%

11,134

March 31, 2007

17.74

.16

1.23

1.39

(.11)

—

(.11)

1.28

19.02

7.87%

1.37%

0.89%

430%

16,699

March 31, 2006

14.33

.21

3.60

3.81

(.40)

—

(.40)

3.41

17.74

26.96%

1.38%

1.30%

820%

56,695

March 31, 2005

15.48

.09

(1.24)

(1.15)

—

—

—

(1.15)

14.33

(7.43)%

1.35%

0.60%

1,142%

6,003

March 31, 2004

10.05

—§

5.48

5.48

(.05)

—

(.05)

5.43

15.48

54.59%

1.37%

0.01%

1,506%

14,406

Telecommunications Fund Advisor Class

September 30, 2008Δ

16.26

.20

(3.14)

(2.94)

—

—

—

(2.94)

13.32

(18.08)%

1.96%**

2.32%**

291%

751

March 31, 2008

18.24

(.02)

(1.94)

(1.96)

(.02)

—

(.02)

(1.98)

16.26

(10.76)%

1.88%

(0.09)%

528%

835

March 31, 2007

17.10

.04

1.21

1.25

(.11)

—

(.11)

1.14

18.24

7.35%

1.83%

0.22%

430%

6,584

March 31, 2006

13.88

.12

3.50

3.62

(.40)

—

(.40)

3.22

17.10

26.46%

1.82%

0.81%

820%

8,487

March 31, 2005

15.07

.03

(1.22)

(1.19)

—

—

—

(1.19)

13.88

(7.90)%

1.86%

0.19%

1,142%

1,922

March 31, 2004

9.81

(.08)

5.39

5.31

(.05)

—

(.05)

5.26

15.07

54.20%

1.87%

(0.58)%

1,506%

7,376

Telecommunications Fund A-Class

September 30, 2008Δ

16.33

.18

(3.12)

(2.94)

—

—

—

(2.94)

13.39

(18.00)%

1.64%**

2.17%**

291%

141

March 31, 2008

18.28

.03

(1.96)

(1.93)

(.02)

—

(.02)

(1.95)

16.33

(10.57)%

1.61%

0.13%

528%

451

March 31, 2007

17.15

.05

1.19

1.24

(.11)

—

(.11)

1.13

18.28

7.27%

1.49%

0.28%

430%

2,126

March 31, 2006

13.90

(.03)

3.68

3.65

(.40)

—

(.40)

3.25

17.15

26.64%

1.88%

(0.18)%

820%

4,193

March 31, 2005*

13.55

.11

.24

.35

—

—

—

.35

13.90

2.58%

1.54%**

1.25%**

1,142%

3

Telecommunications Fund C-Class

September 30, 2008Δ

15.91

.10

(3.02)

(2.92)

—

—

—

(2.92)

12.99

(18.35)%

2.38%**

1.21%**

291%

1,658

March 31, 2008

17.93

(.10)

(1.90)

(2.00)

(.02)

—

(.02)

(2.02)

15.91

(11.17)%

2.37%

(0.50)%

528%

2,846

March 31, 2007

16.90

(.06)

1.20

1.14

(.11)

—

(.11)

1.03

17.93

6.78%

2.33%

(0.35)%

430%

4,763

March 31, 2006

13.81

.01

3.48

3.49

(.40)

—

(.40)

3.09

16.90

25.65%

2.31%

0.09%

820%

2,827

March 31, 2005

15.06

(.07)

(1.18)

(1.25)

—

—

—

(1.25)

13.81

(8.30)%

2.38%

(0.51)%

1,142%

1,784

March 31, 2004

9.84

(.15)

5.42

5.27

(.05)

—

(.05)

5.22

15.06

53.62%

2.37%

(1.09)%

1,506%

3,635

Transportation Fund Investor Class

September 30, 2008Δ

25.21

.01

(1.79)

(1.78)

—

—

—

(1.78)

23.43

(7.06)%

1.37%**

0.08%**

445%

18,959

March 31, 2008

29.16

.06

(4.01)

(3.95)

—

—

—

(3.95)

25.21

(13.55)%

1.36%

0.22%

952%

17,420

March 31, 2007

28.30

(.14)

1.00

.86

—

—

—

.86

29.16

3.04%

1.36%

(0.48)%

686%

6,635

March 31, 2006

22.42

(.09)

5.97

5.88

—

—

—

5.88

28.30

26.23%

1.37%

(0.36)%

669%

45,580

March 31, 2005

18.84

(.11)

3.69

3.58

—

—

—

3.58

22.42

19.00%

1.32%

(0.51)%

929%

7,890

March 31, 2004

15.03

(.06)

3.87

3.81

—

—

—

3.81

18.84

25.35%

1.36%

(0.34)%

1,624%

3,792

Transportation Fund Advisor Class

September 30, 2008Δ

23.59

(.05)

(1.67)

(1.72)

—

—

—

(1.72)

21.87

(7.29)%

1.87%**

(0.38)%**

445%

2,032

March 31, 2008

27.42

(.01)

(3.82)

(3.83)

—

—

—

(3.83)

23.59

(13.97)%

1.87%

(0.05)%

952%

5,152

March 31, 2007

26.75

(.26)

.93

.67

—

—

—

.67

27.42

2.50%

1.86%

(0.97)%

686%

3,556

March 31, 2006

21.31

(.19)

5.63

5.44

—

—

—

5.44

26.75

25.53%

1.86%

(0.81)%

669%

8,478

March 31, 2005

18.02

(.21)

3.50

3.29

—

—

—

3.29

21.31

18.26%

1.82%

(1.05)%

929%

5,748

March 31, 2004

14.40

(.12)

3.74

3.62

—

—

—

3.62

18.02

25.14%

1.83%

(0.73)%

1,624%

4,284

Transportation Fund A-Class

September 30, 2008Δ

23.81

(.02)

(1.70)

(1.72)

—

—

—

(1.72)

22.09

(7.22)%

1.62%**

(0.15)%**

445%

431

March 31, 2008

27.60

—§

(3.79)

(3.79)

—

—

—

(3.79)

23.81

(13.73)%

1.62%

0.00%

952%

228

March 31, 2007

26.87

(.19)

.92

.73

—

—

—

.73

27.60

2.72%

1.61%

(0.70)%

686%

483

March 31, 2006

21.34

(.17)

5.70

5.53

—

—

—

5.53

26.87

25.91%

1.66%

(0.71)%

669%

3,044

March 31, 2005*

18.73

(.09)

2.70

2.61

—

—

—

2.61

21.34

13.93%

1.54%**

(0.71)%**

929%

22

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

in Net Assets

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Transportation Fund C-Class

September 30, 2008Δ

$23.70

$ (.10)

$

(1.68)

$

(1.78)

$

—

$

—

$

—

$

(1.78)

$21.92

(7.51)%

2.37%**

(0.82)%**

445%

$

1,945

March 31, 2008

27.68

(.20)

(3.78)

(3.98)

—

—

—

(3.98)

23.70

(14.38)%

2.38%

(0.73)%

952%

845

March 31, 2007

27.14

(.40)

.94

.54

—

—

—

.54

27.68

1.99%

2.37%

(1.47)%

686%

4,894

March 31, 2006

21.71

(.35)

5.78

5.43

—

—

—

5.43

27.14

25.01%

2.38%

(1.43)%

669%

5,385

March 31, 2005

18.43

(.32)

3.60

3.28

—

—

—

3.28

21.71

17.80%

2.32%

(1.51)%

929%

1,807

March 31, 2004

14.85

(.25)

3.83

3.58

—

—

—

3.58

18.43

24.11%

2.36%

(1.53)%

1,624%

656

Utilities Fund Investor Class

September 30, 2008Δ

29.29

.28

(3.65)

(3.37)

—

—

—

(3.37)

25.92

(11.51)%

1.37%**

1.80%**

302%

5,384

March 31, 2008

31.89

.51

(2.31)

(1.80)

(.80)

—

(.80)

(2.60)

29.29

(5.88)%

1.39%

1.57%

375%

11,242

March 31, 2007

24.90

.52

6.83

7.35

(.36)

—

(.36)

6.99

31.89

29.64%

1.37%

1.86%

557%

84,150

March 31, 2006

23.62

.51

1.21

1.72

(.44)

—

(.44)

1.28

24.90

7.25%

1.33%

1.99%

728%

11,717

March 31, 2005

20.57

.53

2.82

3.35

(.30)

—

(.30)

3.05

23.62

16.35%

1.33%

2.46%

1,124%

17,861

March 31, 2004

16.38

.45

4.71

5.16

(.97)

—

(.97)

4.19

20.57

32.11%

1.35%

2.50%

1,609%

19,170

Utilities Fund Advisor Class

September 30, 2008Δ

28.00

.20

(3.49)

(3.29)

—

—

—

(3.29)

24.71

(11.75)%

1.87%**

1.40%**

302%

4,044

March 31, 2008

30.65

.32

(2.17)

(1.85)

(.80)

—

(.80)

(2.65)

28.00

(6.28)%

1.88%

1.02%

375%

2,960

March 31, 2007

24.08

.37

6.56

6.93

(.36)

—

(.36)

6.57

30.65

28.90%

1.86%

1.38%

557%

11,929

March 31, 2006

22.96

.36

1.20

1.56

(.44)

—

(.44)

1.12

24.08

6.76%

1.83%

1.46%

728%

1,427

March 31, 2005

20.10

.42

2.74

3.16

(.30)

—

(.30)

2.86

22.96

15.78%

1.83%

1.95%

1,124%

8,045

March 31, 2004

16.11

.30

4.66

4.96

(.97)

—

(.97)

3.99

20.10

31.39%

1.84%

1.91%

1,609%

1,072

Utilities Fund A-Class

September 30, 2008Δ

28.27

.26

(3.55)

(3.29)

—

—

—

(3.29)

24.98

(11.64)%

1.62%**

1.78%**

302%

3,128

March 31, 2008

30.87

.42

(2.22)

(1.80)

(.80)

—

(.80)

(2.60)

28.27

(6.07)%

1.63%

1.38%

375%

3,032

March 31, 2007

24.18

.43

6.62

7.05

(.36)

—

(.36)

6.69

30.87

29.28%

1.61%

1.52%

557%

4,756

March 31, 2006

23.00

.44

1.18

1.62

(.44)

—

(.44)

1.18

24.18

7.01%

1.60%

1.75%

728%

626

March 31, 2005*

20.66

.40

2.24

2.64

(.30)

—

(.30)

2.34

23.00

12.84%

1.54%**

2.98%**

1,124%

128

Utilities Fund C-Class

September 30, 2008Δ

26.93

.13

(3.35)

(3.22)

—

—

—

(3.22)

23.71

(11.96)%

2.37%**

0.94%**

302%

5,783

March 31, 2008

29.66

.18

(2.11)

(1.93)

(.80)

—

(.80)

(2.73)

26.93

(6.77)%

2.38%

0.60%

375%

8,934

March 31, 2007

23.42

.22

6.38

6.60

(.36)

—

(.36)

6.24

29.66

28.30%

2.36%

0.82%

557%

11,013

March 31, 2006

22.47

.24

1.15

1.39

(.44)

—

(.44)

.95

23.42

6.15%

2.34%

1.00%

728%

5,346

March 31, 2005

19.77

.29

2.71

3.00

(.30)

—

(.30)

2.70

22.47

15.23%

2.32%

1.39%

1,124%

4,807

March 31, 2004

15.93

.22

4.59

4.81

(.97)

—

(.97)

3.84

19.77

30.80%

2.36%

1.19%

1,609%

3,948

FINANCIAL HIGHLIGHTS (concluded)

* Since the commencement of operations:

August 1, 2003—Precious Metals Advisor Class;

September 1, 2004—Banking Fund A-Class, Basic Materials A-Class, Biotechnology Fund A-Class, Consumer Products Fund A-Class, Electronics Fund A-Class, Energy Fund A-Class,

Energy Services Fund A-Class, Financial Services Fund A-Class, Health Care Fund A-Class, Internet Fund A-Class, Leisure Fund A-Class, Precious Metals Fund A-Class, Retailing Fund

A-Class, Technology Fund A-Class, Telecommunications Fund A-Class, Transportation Fund A-Class and Utilities Fund A-Class.

** Annualized

† Calculated using the average daily shares outstanding for the period.

†† Total investment return does not reflect the impact of any applicable sales charges and has not been annualized.

à Net investment income per share includes $0.88, $0.84, $0.83, and $0.81 for Investor Class, Advisor Class, A-Class, and C-Class, respectively, resulting from a special dividend from Palm,

Inc. on October 25, 2007.

àà Net investment income to average assets includes 1.91% for Investor Class, Advisor Class, A-Class, and C-Class, resulting from a special dividend from Palm, Inc. on October 25, 2007.

§ Less than $.01 per share.

Δ Unaudited

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.

Organization and Significant Accounting

A. Equity securities listed on an exchange (New York

Policies

Stock Exchange (“NYSE”) or American Stock Exchange)

Organization

are valued at the last quoted sales price as of the close

The Rydex Series Funds (the “Trust”) is registered with

of business on the NYSE, usually 4:00 p.m. on the

the SEC under the Investment Company Act of 1940

valuation date. Equity securities listed on the NASDAQ

(the “1940 Act”) as a non-diversified, open-ended

market system are valued at the NASDAQ Official

investment company. The Trust offers five separate

Closing Price, usually as of 4:00 p.m. on the valuation

classes of shares, Investor Class Shares, Advisor Class

date. Investments in open end mutual funds are valued

Shares, A-Class Shares, C-Class Shares, and H-Class

at their net asset value on the valuation date. Short-term

Shares. C-Class Shares have a 1% CDSC if shares are

securities, if any, are valued at amortized cost, which

redeemed within 12 months of purchase. Sales of shares

approximates market value.

of each Class are made without a sales charge at the net

Investments, for which market quotations are not

asset value per share, with the exception of A-Class

readily available, are fair valued as determined in good

Shares. A-Class Shares are sold at net asset value, plus

faith by Rydex Investments under direction of the

the applicable front-end sales charge, except for the

Board of Trustees using methods established or ratified

U.S. Government Money Market Fund. The sales charge

by the Board of Trustees. These methods include, but

varies depending on the amount purchased, but will not

are not limited to: (i) general information as to how

exceed 4.75%. A-Class Share purchases of $1 million or

these securities and assets trade; (ii) in connection with

more are exempt from the front-end sales charge but

futures contracts and options thereupon, and other

have a 1% CDSC if shares are redeemed within 18

derivative investments, information as to how (a) these

months of purchase.

contracts and other derivative investments trade in the

At September 30, 2008, the Trust consisted of fifty-four

futures or other derivative markets, respectively, and

separate Funds: twenty-two Benchmark Funds, one

(b) the securities underlying these contracts and other

Money Market Fund, eleven Alternative Strategies Funds,

derivative investments trade in the cash market; and

seventeen Sector Funds, and three Essential Portfolio

(iii) other information and considerations, including

Funds. This report covers the seventeen Sector Funds (the

current values in related markets.

“Funds”), while the Money Market Fund, the Benchmark

B. Securities transactions are recorded on the trade

Funds, the Alternative Strategies Funds and the Essential

date for financial reporting purposes. Realized gains

Portfolio Funds are contained in separate reports.

and losses from securities transactions are recorded

Rydex Investments provides advisory, transfer agent

using the identified cost basis. Proceeds from lawsuits

and administrative services, and accounting services to

related to investment holdings are recorded as realized

the Trust. Rydex Distributors, Inc. (the “Distributor”)

gains in the respective Fund. Dividend income is

acts as principal underwriter for the Trust. Both Rydex

recorded on the ex-dividend date, net of applicable

Investments and the Distributor are affiliated entities.

taxes withheld by foreign countries. Interest income,

including amortization of premiums and accretion of

The Sector Funds invest in a specific industry sector. To

discount, is accrued on a daily basis. Distributions

the extent that investments are concentrated in a single

received from investments in REITs are recorded as

sector, the Funds are subject to legislative or regulatory

dividend income on the ex-dividend date, subject to

changes, adverse market conditions and/or increased

reclassification upon notice of the character of such

competition affecting such sector.

distribution by the issuer.

The Funds seek capital appreciation and invest

C. Distributions of net investment income and net

substantially all of their assets in equity securities of

realized capital gains, if any, are declared and paid at

companies involved in their sector. The Funds may also

least annually. Distributions are recorded on the ex-

purchase American Depository Receipts, U.S. Government

dividend date and are determined in accordance with

securities, and enter into repurchase agreements.

income tax regulations which may differ from U.S.

Significant Accounting Policies

generally accepted accounting principles.

The following significant accounting policies are in

D. The Funds may leave cash overnight in their cash

conformity with U.S. generally accepted accounting

account with the custodian, U.S. Bank. Periodically, a

principles and are consistently followed by the Trust. All

Fund may have cash due to the custodian bank as an

time references are based on Eastern Time.

overdraft balance. A fee is incurred on this overdraft,

calculated by multiplying the overdraft by a rate based

on the federal funds rate.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

63

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

E. Interest and dividend income, most expenses, all

printing and mailing, etc. on a pass-through basis. Such

realized gains and losses, and all unrealized gains and

expenses vary from Fund to Fund and are allocated to

losses are allocated to the Classes based upon the value

the Funds based on relative net assets. Organizational

of the outstanding shares in each Class. Certain costs,

and setup costs for new Funds are paid by the Trust.

such as distribution fees relating to A-Class Shares and

The Trust has adopted a Distribution Plan and

service and distribution fees related to Advisor Class

Shareholder Services Plan applicable to its Advisor

Shares and C-Class Shares, are charged directly to

Class Shares and a Distribution Plan applicable to

specific Classes. In addition, certain expenses have been

A-Class Shares for which Rydex Distributors, Inc.

allocated to the individual Funds in the Trust on a pro

(the “Distributor”), an affiliated entity, and other firms

rata basis upon the respective aggregate net assets of

that provide distribution and/or shareholder services

each Fund included in the Trust.

(“Service Providers”) may receive compensation. If a

F. The preparation of financial statements in conformity

Service Provider provides distribution services, the Trust

with U.S. generally accepted accounting principles

will pay distribution fees to the Distributor at an annual

requires management to make estimates and assumptions

rate not to exceed 0.25% of average daily net assets,

that affect the reported amount of assets and liabilities

pursuant to Rule 12b-1 of the 1940 Act. The Distributor,

and disclosure of contingent assets and liabilities at the

in turn, will pay the Service Provider out of its fees. The

date of the financial statements and the reported

Distributor may, at its discretion, retain a portion of such amounts of revenues and expenses during the reporting

payments to compensate itself for distribution services.

period. Actual results could differ from these estimates.

With regard to Advisor Class Shares only, if a Service

G. Throughout the normal course of business, the

Provider provides shareholder services, the Distributor

Funds enter into contracts that contain a variety of

will receive shareholder servicing fees from the Trust at

representations and warranties which provide general

an annual rate not to exceed 0.25% of average daily net

indemnifications. The Funds’ maximum exposure under

assets. The Distributor, in turn, will pay the Service

these arrangements is unknown, as this would involve

Provider out of its fees.

future claims that may be made against the Funds

The Trust has adopted a separate Distribution and

and/or their affiliates that have not yet occurred.

Shareholder Services Plan applicable to its C-Class

However, based on experience, the Funds expect the

Shares that allows the Funds to pay annual distribution

risk of loss to be remote.

and service fees of 1.00% of the Funds’ C-Class Shares

2.

Fees And Other Transactions With Affiliates

average daily net assets. The annual 0.25% service fee

compensates the shareholder’s financial advisor for

Under the terms of an investment advisory contract,

providing on-going services to the shareholder. The

the Trust pays Rydex Investments investment advisory

annual 0.75% distribution fee reimburses the Distributor

fees calculated at an annualized rate of 0.85% of the

for paying the shareholder’s financial advisor an ongoing

average daily net assets of each of the Funds, except

sales commission. The Distributor advances the first

the Precious Metals Fund, which is 0.75% of the average

year’s service and distribution fees to the Financial

daily net assets.

Advisor. The Distributor retains the service and

Rydex Investments provides transfer agent and

distribution fees on accounts with no authorized dealer

administrative services to the Funds for fees calculated

of record.

at an annualized rate of 0.25% of the average daily net

During the period ended September 30, 2008, the

assets of each Fund.

Distributor retained sales charges of $557,030 relating

Rydex Investments also provides accounting services to

to sales of A-Class Shares of the Trust.

the Trust for fees calculated at an annualized rate of

Certain officers and trustees of the Trust are also officers

0.10% on the first $250 million of the average daily net

of Rydex Investments and the Distributor.

assets, 0.075% on the next $250 million of the average

daily net assets, 0.05% on the next $250 million of the

average daily net assets, and 0.03% on the average daily

net assets over $750 million of each Fund.

Rydex Investments engages external service providers to

perform other necessary services to the Trust, such as

accounting and auditing related services, legal services,

64

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

3.

Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders.

Therefore, no Federal income tax provision has been recorded.

The Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in

Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured,

presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not”

of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years for purposes of complying with FIN 48, and has concluded that no provision for income tax was required in the Funds’ financial statements.

The Funds file U.S. federal income tax returns and returns in various foreign jurisdictions in which they invest. While the statute of limitations remains open to examine the Funds’ U.S. federal income tax returns filed for the fiscal years 2004 to

2007, no examinations are in progress or anticipated at this time.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, losses deferred due to post-October losses, and excise tax regulations.

Permanent book and tax basis differences, if any, will result in reclassifications. This includes net operating losses not utilized during the current period, capital loss carry forward expired, and the utilization of earnings and profits distributed to the shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

At September 30, 2008, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Tax

Tax

Net

Tax

Unrealized

Unrealized

Unrealized

Fund

Cost

Gain

Loss

Gain (Loss)

Banking Fund

$

27,599,263

$

—

$

(2,637,063)

$

(2,637,063)

Basic Materials Fund

46,280,475

9,545,541

(4,484,562)

5,060,979

Biotechnology Fund

65,610,683

32,963,822

(1,443,911)

31,519,911

Consumer Products Fund

20,363,107

2,949,240

(408,949)

2,540,291

Electronics Fund

5,620,195

2,197,257

(162,233)

2,035,024

Energy Fund

60,529,713

27,057,328

(2,994,721)

24,062,607

Energy Services Fund

127,364,920

39,273,869

(7,531,124)

31,742,745

Financial Services Fund

14,583,558

1,742,814

(643,065)

1,099,749

Health Care Fund

39,617,808

5,782,263

(388,381)

5,393,882

Internet Fund

1,707,444

1,357,044

(83,933)

1,273,111

Leisure Fund

2,210,602

662,805

(46,141)

616,664

Precious Metals Fund

183,697,228

39,593,629

(10,857,964)

28,735,665

Retailing Fund

13,672,982

366,414

(226,221)

140,193

Technology Fund

9,576,378

2,686,233

(647,260)

2,038,973

Telecommunications Fund

4,995,840

1,570,618

(138,119)

1,432,499

Transportation Fund

26,708,591

—

(1,362,658)

(1,362,658)

Utilities Fund

17,948,873

2,661,959

(348,521)

2,313,438

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

65

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

4.

Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and/or U.S. Government

Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds by, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

The repurchase agreements executed by the joint account and outstanding as of September 30, 2008, were as follows:

Counterparty

Terms of Agreement

Face Value

Market Value

Repurchase Price

Credit Suisse Group

0.25% due 10/01/08

$50,881,212

$50,881,212

$50,881,565

$50,881,212

$50,881,565

As of September 30, 2008, the collateral for the repurchase agreements in the joint account was as follows:

Security Type

Maturity Date

Rate

Par Value

Market Value

U.S. Treasury Bond

08/15/27

6.375%

$40,425,000

$51,905,245

$51,905,245

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees,

reviews the value of the collateral and the credit worthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

5.

Fair Value Measurement

The Funds adopted Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications.

Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels:

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets as of September 30, 2008:

Level 1

Level 1

Level 2

Level 2

Level 3

Level 3

Investments

Other Financial

Investments

Other Financial

Investments

Other Financial

Fund

In Securities

Instruments

In Securities

Instruments

In Securities

Instruments

Total

Assets

Banking Fund

$

24,962,200

$

—

$

—

$

—

$

—

$

—

$

24,962,200

Basic Materials Fund

51,341,454

—

—

—

—

—

51,341,454

Biotechnology Fund

97,130,594

—

—

—

—

—

97,130,594

Consumer Products Fund

22,903,398

—

—

—

—

—

22,903,398

Electronics Fund

7,655,219

—

—

—

—

—

7,655,219

Energy Fund

84,592,320

—

—

—

—

—

84,592,320

Energy Services Fund

159,107,665

—

—

—

—

—

159,107,665

Financial Services Fund

15,683,307

—

—

—

—

—

15,683,307

Health Care Fund

45,011,690

—

—

—

—

—

45,011,690

66

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1

Level 1

Level 2

Level 2

Level 3

Level 3

Investments

Other Financial

Investments

Other Financial

Investments

Other Financial

Fund

In Securities

Instruments

In Securities

Instruments

In Securities

Instruments

Total

Assets

Internet Fund

$

2,980,555

$

—

$

—

$

—

$

—

$

—

$

2,980,555

Leisure Fund

2,827,266

—

—

—

—

—

2,827,266

Precious Metals Fund

212,432,893

—

—

—

—

—

212,432,893

Retailing Fund

13,813,175

—

—

—

—

—

13,813,175

Technology Fund

11,615,351

—

—

—

—

—

11,615,351

Telecommunications Fund

6,428,339

—

—

—

—

—

6,428,339

Transportation Fund

25,345,933

—

—

—

—

—

25,345,933

Utilities Fund

20,262,311

—

—

—

—

—

20,262,311

6.

Securities Transactions

During the period ended September 30, 2008, the cost of purchases and proceeds from sales of investment securities,

excluding short-term and temporary cash investments, were:

Basic

Biotech-

Consumer

Energy

Financial

Banking

Materials

nology

Products

Electronics

Energy

Services

Services

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Purchases

$

99,173,144

$148,703,038

$194,785,599

$

68,685,119

$48,870,181

$191,486,785

$219,106,065

$ 61,854,910

Sales

$

83,379,852

$222,784,332

$166,000,823

$

63,517,776

$50,765,906

$196,612,969

$173,712,725

$ 55,599,376

Health

Precious

Telecommu-

Transpor-

Care

Internet

Leisure

Metals

Retailing

Technology

nications

tation

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Purchases

$215,972,977

$

29,734,662

$

38,486,306

$265,652,068

$40,910,637

$

54,993,619

$

31,296,221

$114,964,930

Sales

$207,977,025

$

33,772,221

$

39,998,888

$213,542,476

$31,856,140

$

55,718,326

$

38,141,947

$111,827,310

Utilities

Fund

Purchases

$82,553,445

Sales

$87,162,094

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

67

NOTES TO FINANCIAL STATEMENTS (continued)

7.

Share Transactions

The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the periods presented were:

Purchased through Dividend

Shares Purchased

Reinvestment

Shares Redeemed

Net Shares Purchased (Redeemed)

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

2008†

2008

2008†

2008

2008†

2008

2008†

2008

Banking Fund

Investor Class

15,296,151

21,846,292

—

10,788

(14,262,374)

(21,763,236)

1,033,777

93,844

Advisor Class

2,817,134

2,392,085

—

713

(1,911,982)

(2,364,733)

905,152

28,065

A-Class

667,779

157,111

—

1,168

(533,388)

(99,684)

134,391

58,595

C-Class

2,844,226

2,137,813

—

2,373

(2,781,006)

(1,959,403)

63,220

180,783

Basic Materials Fund

Investor Class

3,782,174

9,085,830

—

3,061

(5,269,978)

(8,324,844)

(1,487,804)

764,047

Advisor Class

363,361

1,199,375

—

438

(481,870)

(1,346,702)

(118,509)

(146,889)

A-Class

47,613

291,891

—

211

(65,784)

(199,691)

(18,171)

92,411

C-Class

322,758

1,091,168

—

428

(420,519)

(997,507)

(97,761)

94,089

Biotechnology Fund

Investor Class

9,602,168

8,046,628

—

—

(8,691,229)

(8,721,870)

910,939

(675,242)

Advisor Class

1,037,013

1,497,669

—

—

(896,427)

(1,552,796)

140,586

(55,127)

A-Class

149,884

135,897

—

—

(65,582)

(64,710)

84,302

71,187

C-Class

919,322

1,177,345

—

—

(885,717)

(1,128,343)

33,605

49,002

Consumer Products Fund

Investor Class

1,871,214

4,016,214

—

8,104

(1,787,200)

(4,388,872)

84,014

(364,554)

Advisor Class

316,225

1,582,674

—

2,801

(317,690)

(1,596,552)

(1,465)

(11,077)

A-Class

121,228

44,328

—

528

(56,639)

(109,674)

64,589

(64,818)

C-Class

226,446

318,383

—

814

(260,744)

(365,011)

(34,298)

(45,814)

Electronics Fund

Investor Class

5,103,027

17,002,054

—

—

(5,495,569)

(17,258,806)

(392,542)

(256,752)

Advisor Class

578,513

2,105,493

—

—

(504,547)

(2,173,508)

73,966

(68,015)

A-Class

40,417

8,618

—

—

(11,416)

(10,673)

29,001

(2,055)

C-Class

1,415,132

2,830,491

—

—

(1,402,124)

(2,973,066)

13,008

(142,575)

Energy Fund

Investor Class

8,244,730

10,638,142

—

56,372

(8,293,356)

(11,616,824)

(48,626)

(922,310)

Advisor Class

861,752

1,762,826

—

19,658

(1,173,747)

(1,758,559)

(311,995)

23,925

A-Class

217,492

253,497

—

6,179

(132,994)

(164,562)

84,498

95,114

C-Class

1,021,676

2,665,760

—

25,217

(1,217,592)

(2,717,401)

(195,916)

(26,424)

†

Unaudited

NOTES TO FINANCIAL STATEMENTS (continued)

Purchased through Dividend

Shares Purchased

Reinvestment

Shares Redeemed

Net Shares Purchased (Redeemed)

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

2008†

2008

2008†

2008

2008†

2008

2008†

2008

Energy Services Fund

Investor Class

4,590,494

9,256,758

—

—

(4,092,196)

(9,751,153)

498,298

(494,395)

Advisor Class

452,139

1,168,172

—

—

(450,770)

(1,281,003)

1,369

(112,831)

A-Class

222,671

411,495

—

—

(137,360)

(340,981)

85,311

70,514

C-Class

397,958

1,121,336

—

—

(524,763)

(1,127,685)

(126,805)

(6,349)

Financial Services Fund

Investor Class

7,430,828

13,776,325

—

8,349

(7,072,843)

(14,918,648)

357,985

(1,133,974)

Advisor Class

801,418

1,398,907

—

1,766

(797,270)

(2,420,423)

4,148

(1,019,750)

A-Class

142,622

513,531

—

905

(65,452)

(455,908)

77,170

58,528

C-Class

1,608,607

1,645,721

—

4,191

(1,326,793)

(1,750,355)

281,814

(100,443)

Health Care Fund

Investor Class

16,063,601

10,762,494

—

—

(15,512,723)

(11,434,633)

550,878

(672,139)

Advisor Class

1,422,290

2,801,976

—

—

(1,958,735)

(3,024,301)

(536,445)

(222,325)

A-Class

112,239

54,923

—

—

(21,914)

(57,339)

90,325

(2,416)

C-Class

1,260,385

2,103,521

—

—

(1,115,109)

(2,283,572)

145,276

(180,051)

Internet Fund

Investor Class

418,737

3,124,058

—

516

(495,012)

(3,145,031)

(76,275)

(20,457)

Advisor Class

109,946

734,811

—

246

(116,201)

(719,945)

(6,255)

15,112

A-Class

4,191

11,469

—

18

(4,742)

(11,875)

(551)

(388)

C-Class

393,444

405,600

—

261

(417,276)

(387,417)

(23,832)

18,444

Leisure Fund

Investor Class

1,332,777

1,738,265

—

—

(1,379,574)

(1,889,317)

(46,797)

(151,052)

Advisor Class

232,480

545,887

—

—

(242,501)

(635,902)

(10,021)

(90,015)

A-Class

472

5,561

—

—

(3,982)

(62,795)

(3,510)

(57,234)

C-Class

3,863

105,164

—

—

(8,345)

(181,941)

(4,482)

(76,777)

Precious Metals Fund

Investor Class

7,839,301

13,597,521

—

—

(6,566,975)

(14,120,431)

1,272,326

(522,910)

Advisor Class

378,303

798,827

—

—

(466,355)

(777,799)
(88,052)

21,028

A-Class

102,662

229,689

—

—

(129,612)

(157,400)

(26,950)

72,289

C-Class

1,212,061

1,793,782

—

—

(1,262,723)

(1,833,355)

(50,662)

(39,573)

Retailing Fund

Investor Class

3,661,718

7,136,814

—

—

(2,975,615)

(7,142,396)

686,103

(5,582)

Advisor Class

666,565

1,192,997

—

—

(643,395)

(1,320,740)

23,170

(127,743)

A-Class

3,816

4,451

—

—

(7,722)

(22,806)

(3,906)

(18,355)

C-Class

81,970

400,140

—

—

(73,940)

(474,793)

8,030

(74,653)

†

Unaudited

NOTES TO FINANCIAL STATEMENTS (continued)

Purchased through Dividend

Shares Purchased

Reinvestment

Shares Redeemed

Net Shares Purchased (Redeemed)

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

2008†

2008

2008†

2008

2008†

2008

2008†

2008

Technology Fund

Investor Class

4,385,410

10,696,083

—

—

(4,571,533)

(10,992,938)

(186,123)

(296,855)

Advisor Class

642,739

1,437,570

—

—

(656,031)

(1,652,207)

(13,292)

(214,637)

A-Class

40,287

430,423

—

—

(32,073)

(405,192)

8,214

25,231

C-Class

1,074,004

1,515,054

—

—

(1,054,682)

(1,422,849)

19,322

92,205

Telecommunications Fund

Investor Class

1,262,830

8,701,195

—

884

(1,647,180)

(8,926,630)

(384,350)

(224,551)

Advisor Class

373,950

1,541,682

—

133

(368,900)

(1,851,468)

5,050

(309,653)

A-Class

4,451

125,840

—

92

(21,542)

(214,571)

(17,091)

(88,639)

C-Class

775,535

1,699,854

—

373

(826,765)

(1,786,944)

(51,230)

(86,717)

Transportation Fund

Investor Class

4,810,026

6,123,111

—

—

(4,691,729)

(5,659,770)

118,297

463,341

Advisor Class

348,698

756,857

—

—

(474,127)

(668,223)

(125,429)

88,634

A-Class

24,158

8,262

—

—

(14,216)

(16,170)

9,942

(7,908)

C-Class

999,347

952,957

—

—

(946,260)

(1,094,116)

53,087

(141,159)

Utilities Fund

Investor Class

2,825,982

7,500,882

—

12,752

(3,002,132)

(9,768,940)

(176,150)

(2,255,306)

Advisor Class

479,245

1,229,917

—

4,441

(421,335)

(1,517,764)

57,910

(283,406)

A-Class

55,579

110,391

—

2,116

(37,629)

(159,322)

17,950

(46,815)

C-Class

1,085,175

1,555,870

—

3,795

(1,173,005)

(1,599,189)

(87,830)

(39,524)

†

Unaudited

NOTES TO FINANCIAL STATEMENTS (Unaudited) (concluded)

8.

Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 100% of the value of the securities on loan, which is initially held in a segregated account at U.S. Bank. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral may be invested by U.S. Bank in certain high quality, liquid investments.

At September 30, 2008, the cash collateral investments consisted of a money market mutual fund. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

The following represents a breakdown of the collateral:

MUTUAL FUND

Issuer

Shares

Market Value

Mount Vernon Securities Lending Trust

66,041,429

$66,041,429

Total Mutual Fund

$66,041,429

At September 30, 2008, the following Funds participated in securities lending and received cash collateral:

Value of

Cash

Securities

Fund

Collateral

Loaned

Banking Fund

$

638,933

$

663,962

Basic Materials Fund

1,069,448

1,043,449

Biotechnology Fund

7,182,660

6,885,579

Consumer Products Fund

268,570

268,342

Electronics Fund

338,218

335,258

Energy Fund

4,061,970

4,303,654

Energy Services Fund

20,196,614

20,363,161

Financial Services Fund

151,435

163,281

Healthcare Fund

288,825

275,617

Internet Fund

96,197

94,490

Precious Metals Fund

26,569,194

23,271,585

Retailing Fund

1,271,617

1,230,612

Technology Fund

276,698

277,429

Telecommunications Fund

98,892

79,855

Transportation Fund

1,665,634

1,654,891

Utilities Fund

1,866,524

1,827,612

9.

New Accounting Pronouncements

In March 2008, the FASB issued FAS 161, “Disclosures about Derivative Instruments and Hedging Activities.” The new

requirement is intended to improve disclosures around an entity’s derivatives activity and help investors understand how entities use derivatives, how they are accounted for and how they affect the financial position and operations of that entity.

FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

71

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on

Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public

Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.

Rydex Investments Board Review and Approval of the Investment Advisory Agreement

The Advisory Agreements dated January 18, 2008 between Rydex Series Funds, on behalf of the Funds, and PADCO

Advisors, Inc. were last approved by shareholders at Special Meetings held on October 4, 2007, November 1, 2007,

January 31, 2008 and February 12, 2008. Subject to the terms and conditions provided for in the Advisory Agreements,

each Advisory Agreement remains in effect for an initial two year term from the date of the Agreement and remains in effect for periods of one year thereafter subject to Board approval. Therefore, the Advisory Agreements are next scheduled to be approved by the Board of Trustees at the Trust’s August 2009 Meeting.

72

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund

Trustees and Officers, and can be obtained without charge by calling 1-800-820-0888.

All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

TRUSTEES AND OFFICERS

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

––––––––––––––––––––––––

–––––––––––––––––––––––––––––

––––––––––——––––––––––––

Carl G. Verboncoeur*

Rydex Series Funds – 2004

158

Trustee, President (1952)

Rydex Variable Trust – 2004

Rydex Dynamic Funds – 2004

Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Treasurer of Rydex Specialized Products, LLC (2005 to present) Chief Executive

Officer of Rydex Specialized Products, LLC (2005 to 2008); Chief Executive Officer of Rydex Investments and Rydex Distributors,

Inc. (2003 to present); Executive Vice President of Rydex Investments (2000 to 2003)

Michael P. Byrum*

Rydex Series Funds – 2005

150

Trustee, Vice President

Rydex Variable Trust – 200

(1970)

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Chief Investment Officer of Rydex Investments (2003 to present); Secretary of

Rydex Specialized Products, LLC (2005 to 2008); Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex

Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); Vice President of Rydex ETF Trust

(2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2006); President of Rydex Investments

(2004 to present); Chief Operating Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

–––––––––––––––––––––––––

–––––––––––––––––––––––––––––

––––––––––——––––––––––––

John O. Demaret

Rydex Series Funds – 1997

150

Trustee, Chairman of the

Rydex Variable Trust – 1998

Board (1940)

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour

Rydex Series Funds – 1993

150

Trustee (1945)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management

Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield

Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton

Rydex Series Funds – 1995

150

Trustee (1941)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

73

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

––––––––––––––––––––––––

–––––––––––––––––––––––––––––

––––––––––——––––––––––––

Werner E. Keller

Rydex Series Fun – – 2005

150

Trustee (1940)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.

Rydex Series Funds – 2005

150

Trustee (1960)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville

Rydex Series Funds – 1997

150

Trustee (1942)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers

Rydex Series Funds – 1993

150

Trustee (1944)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and

Principal Occupations

––––––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––

During Past Five Years

Nick Bonos*

Chief Financial Officer of Rydex Specialized Products, LLC (2005 to present);

Vice President and Treasurer (1963)

Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex

Dynamic Funds, and Rydex ETF Trust (2003 to present); Senior Vice President of

Rydex Investments (2003 to present); Vice President and Treasurer of Rydex

Capital Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney*

Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and

Chief Compliance Officer and

Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds, Rydex

Secretary (1966)

Variable Trust, and Rydex Dynamic Funds (2000 to present); Secretary of Rydex

ETF Trust (2002 to present); Vice President of Compliance of Rydex Investments

(2000 to present); Secretary of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joseph Arruda*

Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic

Assistant Treasurer (1966)

Funds, Rydex ETF Trust (2006 to present); Senior Vice President of Rydex

Investments (2008 to present); Vice President of Rydex Investments (2004 to

2008); Director of Accounting of Rydex Investments (2003 to 2004)

Paula Billos*

Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds,

Controller (1974)

Rydex ETF Trust (2006 to present); Director of Fund Administration of Rydex

Investments (2001 to present)

* Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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9601 Blackwell Road, Suite 500

Rockville, MD 20850

www.rydexinvestments.com

800-820-0888

RSECF-SEMI-0908x0309